     As filed with the Securities and Exchange Commission on April 28, 2006

                                                       REGISTRATION NO. 33-54662
                                                                       811-05006
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 21

                                ---------------

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                 AMENDMENT NO. 4

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I
                              (Exact name of trust)

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                               (Name of depositor)
                                600 Dresher Road
                           Horsham, Pennsylvania 19044
          (Complete address of depositor's principal executive offices)

                                ---------------

                                Susan T. Deakins
                        Vice President and Chief Actuary
                     The Penn Mutual Life Insurance Company
                                600 Dresher Road
                           Horsham, Pennsylvania 19044
                (Name and complete address of agent for service)

                                ---------------

                                    Copy to:
                                Michael Berenson
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Avenue, NW
                              Washington, DC 20004


         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

         It is proposed that this filing will become effective (check appropriate box):

          [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485. |X| On May 1, 2006 pursuant to paragraph (b) of Rule 485.
          [ ] 60 days after filing pursuant to paragraph (a) of Rule 485.
          [ ] On (date) pursuant to paragraph (a) of Rule 485.

================================================================================

                                   PROSPECTUS

                                       FOR

                               CORNERSTONE VUL II

     a flexible premium adjustable variable life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               and funded through

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     The Penn Mutual Life Insurance Company

                             Philadelphia, PA 19172

                                  800-523-0650

       The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

------------------------------------------------------------------ -------------------------------------------------
PENN SERIES FUNDS, INC.                                            MANAGER
        Money Market Fund                                          Independence Capital Management, Inc.
        Limited Maturity Bond Fund                                 Independence Capital Management, Inc.
        Quality Bond Fund                                          Independence Capital Management, Inc.
        High Yield Bond Fund                                       T. Rowe Price Associates, Inc.
        Flexibly Managed Fund                                      T. Rowe Price Associates, Inc.
        Growth Stock Fund                                          T. Rowe Price Associates, Inc.
        Large Cap Value Fund                                       Lord, Abbett & Co. LLC
        Large Cap Growth Fund                                      ABN AMRO Asset Management, Inc.
        Index 500 Fund                                             Wells Capital Management Incorporated
        Mid Cap Growth Fund                                        Turner Investment Partners, Inc.
        Mid Cap Value Fund                                         Neuberger Berman Management Inc.
        Strategic Value Fund                                       Lord, Abbett & Co. LLC
        Small Cap Growth Fund                                      Bjurman, Barry & Associates
        Small Cap Value Fund                                       Goldman Sachs Asset Management, L.P.
        International Equity Fund                                  Vontobel Asset Management, Inc.
        REIT Fund                                                  Heitman Real Estate Securities LLC
------------------------------------------------------------------ -------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                         MANAGER
        Balanced Portfolio                                         Neuberger Berman Management Inc.
------------------------------------------------------------------ -------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND             MANAGER
        Equity-Income Portfolio                                    Fidelity Management & Research Company
        Growth Portfolio                                           Fidelity Management & Research Company
------------------------------------------------------------------ -------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II          MANAGER
        Asset Manager Portfolio                                    Fidelity Management & Research Company
------------------------------------------------------------------ -------------------------------------------------
VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC.               MANAGER
        Emerging Markets Equity (International) Portfolio          Van Kampen
------------------------------------------------------------------ -------------------------------------------------

Please note that the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2006

                        GUIDE TO READING THIS PROSPECTUS

         This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

         The prospectus is arranged as follows:

         o Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

         o Pages 5 to 12 provide tables showing fees and charges under the Policy.

         o Pages 12 to 14 provide tables showing fees and expenses of the funds underlying the Policy.

         o Pages 15 to 36 provide additional information about the Policy, in question and answer format.

         o Pages 37 to 39 provide information about The Penn Mutual Life Insurance Company ("Penn Mutual"), Penn Mutual Variable Life Account I (the "Separate Account") and the underlying investment funds in which Policy reserves may be allocated.

         o Appendices A and B, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

                                   **********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy. You should read the relevant prospectus(es) carefully before you invest.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

         The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

BENEFIT SUMMARY

         The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

         DEATH BENEFIT - While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

         PREMIUM FLEXIBILITY - Amounts you pay to us under your Policy are called "premiums" or "premium payments." Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

         FREE LOOK PERIOD - You have the right to cancel your Policy within 10 days after you receive it or within 45 days after you signed your application. This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

         THREE YEAR NO-LAPSE FEATURE - Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceeds the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

         INVESTMENT OPTIONS - The Policy allows you to allocate your policy value to 21 different investment options.

         FIXED INTEREST OPTION - In addition to the 21 investment options, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%.

         TRANSFERS - Within limitations, you may transfer amounts from one investment option to another, and to and from the fixed interest option. In addition, the Policy offers two automated transfer programs - dollar-cost averaging and asset rebalancing.

         LOANS - You may take a loan on your Policy. You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 5.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

         SURRENDERS AND WITHDRAWALS - You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies (if any). This is called your "net cash surrender value." In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

         TAXES - Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a "modified endowment contract" under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

         RIDERS - For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

RISK SUMMARY

         SUITABILITY - The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 11 policy years.

         INVESTMENT PERFORMANCE - The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

         LAPSE - Your Policy may terminate, or "lapse," if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the three year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you of how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive.

         ACCESS TO CASH VALUE - If you fully surrender your Policy for cash within the first 11 policy years or within 11 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have an 11 year surrender charge schedule attached to it.

         TAXES - The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

                                   FEE TABLES

         The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.(1) The table below describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

-------------------------------------------------------------------------------------------------------------------
                                               TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------------
                CHARGE                        WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
--------------------------------------- ------------------------------------- -------------------------------------
Maximum Sales Charge (load)             When a premium is paid.               4.0% of all premiums paid in excess
                                                                              of the "maximum surrender charge
                                                                              premium"(2) in the first policy
                                                                              year and for all premiums paid in
                                                                              policy years two and later.(3)
--------------------------------------- ------------------------------------- -------------------------------------
Premium and Federal (DAC) Taxes         When a premium is paid.               2.5% of all premiums paid in excess
                                                                              of the "maximum surrender charge
                                                                              premium."(2)
--------------------------------------- ------------------------------------- -------------------------------------
Maximum Deferred Sales Charge (load)    When the Policy is surrendered.       25% of the lesser of (i) premiums
if the Policy is surrendered within                                           paid and (ii) the "maximum
the first seven policy years                                                  surrender charge premium."(2), (4)
--------------------------------------- ------------------------------------- -------------------------------------
     Charge for a representative        When the Policy is surrendered.       25% of the lesser of (i) premiums
     non-tobacco male insured, age 45                                         paid and (ii) $13.67 per $1,000 of
                                                                              specified amount. (2), (4)
--------------------------------------- ------------------------------------- -------------------------------------
Other Surrender Charges apply if
the Policy is surrendered within the
first 11 policy years, or within 11
years of any increase in the amount
of insurance specified in your
Policy. (5)

     Minimum Charge                     When the Policy is surrendered.       $1 per $1,000 of initial specified
                                                                              amount of insurance or increase in
                                                                              specified amount of insurance, for
                                                                              insured age 9 or younger at the
                                                                              date of issue or increase.

     Maximum Charge                     When the Policy is surrendered.       $7 per $1,000 of initial specified
                                                                              amount of insurance or increase in
                                                                              specified amount of insurance for
                                                                              insured age 60 or older at the date
                                                                              of issue or increase.
--------------------------------------- ------------------------------------- -------------------------------------
     Charge for a representative        When the Policy is surrendered.       $5 per $1,000 of initial specified
     non-tobacco male insured, age                                            amount of insurance or increase in
     45                                                                       specified amount of insurance, for
                                                                              insured age 45 at the date of the
                                                                              issue or increase.
--------------------------------------- ------------------------------------- -------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------------
                CHARGE                        WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
--------------------------------------- ------------------------------------- -------------------------------------
Partial Surrender Charge                When you partially surrender your     Lesser of $25 or 2.0% of the amount
                                        Policy.                               surrendered.
--------------------------------------- ------------------------------------- -------------------------------------
Transfer Charge
    Current Charge                      When you make a transfer.             $0.00(6)
    Guaranteed Maximum Charge           When you make a transfer.             $10.00
--------------------------------------- ------------------------------------- -------------------------------------
Loans (7)
--------------------------------------- ------------------------------------- -------------------------------------
    Gross Interest Charge               End of each policy year.              Annual rate of 5.0% (before credit
                                                                              from interest paid on collateral
                                                                              held in special loan account).
--------------------------------------- ------------------------------------- -------------------------------------
    Net Interest Charge(8)              End of each policy year.              Annual rate of 1.0% (after credit
                                                                              from interest paid on collateral
                                                                              held in special loan account).(9)
--------------------------------------- ------------------------------------- -------------------------------------

(1) See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? in this prospectus for additional information.

(2) The "maximum surrender charge premium" is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The "maximum surrender charge premium" is stated in each Policy.

(3) The sales charge imposed on premiums (load) is currently reduced to 2.25% of all premiums paid in excess of the maximum surrender charge premium in the first policy year and for all premiums paid in policy years two and later.

(4) Commencing in the eighth policy year and continuing through the eleventh policy year, the deferred sales charge decreases each year, after which there is no longer a charge.

(5) The "other surrender charge" under the Policies vary depending on the age of the insured. More information concerning the "other surrender charge" is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge; and commencing eight years after any increase in the specified amount of insurance and continuing through the end of eleven years after the increase, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.

(6) No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

(7) You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See WHAT IS A POLICY LOAN? in this prospectus for additional information about Policy Loans.

(8) "Net Interest Charge" means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

(9) After the tenth policy year, we intend to credit interest to the special loan account at the rate of 4.75% (which will result in a Net Interest Charge of 0.25% in those years).

         The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

------------------------------------------------------------------------------------------------------------------
                                        PERIODIC CHARGES UNDER THE POLICY
                         NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------
                                                 WHEN CHARGE IS
              POLICY CHARGES                        DEDUCTED                       AMOUNT DEDUCTED
-------------------------------------------- ----------------------- ---------------------------------------------
Cost of Insurance Charges(1):
-------------------------------------------- ----------------------- ---------------------------------------------
    Current Charges                          Monthly                 Minimum of $0.0399 to maximum of $21.5319,
                                                                     per $1,000 of net amount at risk.

                                                                     Minimum of $0.0566 to maximum of $83.333,
    Guaranteed Maximum Charges               Monthly                 per $1,000 of net amount at risk.
-------------------------------------------- ----------------------- ---------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45
         Current Charges                     Monthly                 $0.1567 per $1,000 of net amount at risk.
         Guaranteed Maximum Charges          Monthly                 $0.2767 per $1,000 of net amount at risk.
-------------------------------------------- ----------------------- ---------------------------------------------
Mortality and Expense Risk Charge:
-------------------------------------------- ----------------------- ---------------------------------------------
    Mortality and Expense Risk Charge        Daily                   0.90% annually from the policy value that
                                                                     is allocated to the funds.(2)
-------------------------------------------- ----------------------- ---------------------------------------------
Administrative Fees:                         Monthly                 The charge has three parts:

                                                                     (a)  $9.00.(3)

                                                                     (b)  For the first 12 months following the
                                                                     policy date, $0.10 per $1,000 of initial
                                                                     specified amount of insurance.

                                                                     (c)  For the first 12 months following an
                                                                     increase in the specified amount of
                                                                     insurance, $0.10 per $1,000 of the increase
                                                                     in specified amount of insurance.
-------------------------------------------- ----------------------- ---------------------------------------------

----------------
(1) The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of Policy. For additional information on cost of insurance charges, see WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - MONTHLY DEDUCTIONS - COST OF INSURANCE in this prospectus.

(2) After the fifteenth (15) policy year, the charge is reduced to 0.60% annually. See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - DAILY MORTALITY AND EXPENSE RISK CHARGE in this prospectus for additional information about this charge.

(3) This sub-part of the charge is $9.00 during the first policy year and $5.00 thereafter.

         The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

  -----------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                           NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
                                                  WHEN CHARGE IS
       SUPPLEMENTAL BENEFIT RIDER/CHARGES            DEDUCTED                       AMOUNT DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  1.  ACCIDENTAL DEATH BENEFIT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0533 to maximum of $0.1108,
                                                                     per $1,000 of accidental death benefit.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.0533 to maximum of $0.1108,
                                                                     per $1,000 of accidental death benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45
           Current Charges                     Monthly               $0.0592 per $1,000 of accidental death
                                                                     benefit.

           Guaranteed Maximum Charges          Monthly               $0.0592 per $1,000 of accidental death
                                                                     benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
  2.  ADDITIONAL INSURED TERM INSURANCE
      AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0425 to maximum of $3.0371,
                                                                     per $1,000 of additional insured term
                                                                     insurance benefit.

                                                                     Minimum of $0.0816 to maximum of $4.2109,
                                                                     per $1,000 of additional insured term
      Guaranteed Maximum Charges               Monthly               insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45
           Current Charges                     Monthly               $0.2229 per $1,000 of additional insured
                                                                     term insurance benefit.

           Guaranteed Maximum Charges          Monthly               $0.2767 per $1,000 of additional insured
                                                                     term insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
  Administrative Charges
  -------------------------------------------- --------------------- ----------------------------------------------
      First year of Agreement                  Monthly               $0.10 per $1,000 of additional insured term
                                                                     insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      First year of increase in term           Monthly               $0.10 per $1,000 of additional insured term
      insurance benefit under Agreement                              insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------


  -----------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                           NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
                                                  WHEN CHARGE IS
       SUPPLEMENTAL BENEFIT RIDER/CHARGES            DEDUCTED                       AMOUNT DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  3.  CHILDREN'S TERM INSURANCE
      AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               $0.15 per $1,000 of children's term
                                                                     insurance benefit.
      Guaranteed Maximum Charges               Monthly               $0.24 per $1,000 of children's term
                                                                     insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
  4.  DISABILITY WAIVER OF MONTHLY
      DEDUCTION:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0092 to maximum of $0.3192,
                                                                     per $1,000 of net amount at risk.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.117 to maximum of $0.5992, per
                                                                     $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45
           Current Charges                     Monthly               $0.0275 per $1,000 of net amount at risk.

           Guaranteed Maximum Charges          Monthly               $0.0508 per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                           NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
                                                  WHEN CHARGE IS
       SUPPLEMENTAL BENEFIT RIDER/CHARGES            DEDUCTED                       AMOUNT DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  5.  DISABILITY WAIVER OF MONTHLY
      DEDUCTION AND DISABILITY MONTHLY
      PREMIUM DEPOSIT AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Disability Waiver of Monthly Deduction
  Part of Agreement
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0092 to maximum of $0.3192,
                                                                     per $1,000 of net amount at risk.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.0117 to maximum of $0.5992,
                                                                     per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative non-
      tobacco male insured, age 45

      Current Charges                          Monthly               $0.0275 per $1,000 of net amount at risk.

      Guaranteed Maximum Charges               Monthly               $0.0508 per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
  Disability Monthly Premium Deposit Part
  of Agreement
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.03 to maximum of $0.96 of the
                                                                     stipulated premium in the Policy.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.03 to maximum of $0.96 of the
                                                                     stipulated premium in the Policy.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative non-
      tobacco male insured, age 45

           Current Charges                     Monthly               $0.12 per $1,000 of net amount at risk.

           Guaranteed Maximum Charges          Monthly               $0.12 per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
  6.  GUARANTEED CONTINUATION OF POLICY:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance                            Monthly               $0.01 per $1,000 of specified amount of
                                                                     insurance.
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                           NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
                                                  WHEN CHARGE IS
       SUPPLEMENTAL BENEFIT RIDER/CHARGES            DEDUCTED                       AMOUNT DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  7.  GUARANTEED OPTION TO INCREASE
      SPECIFIED AMOUNT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0425 to maximum of $0.145, per
                                                                     $1,000 of guaranteed option amount.

                                                                     Minimum of $0.0425 to maximum of $0.145, per
      Guaranteed Maximum Charges               Monthly               $1,000 of guaranteed option amount.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative non-
      tobacco male insured, age 25

           Current Charges                     Monthly               $0.1058 per $1,000 of guaranteed option
                                                                     amount.

           Guaranteed Maximum Charges          Monthly               $0.1058 per $1,000 of guaranteed option
                                                                     amount.
  -------------------------------------------- --------------------- ----------------------------------------------
  8.  SUPPLEMENTAL TERM INSURANCE
      AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0441 to maximum of $16.4756,
                                                                     per $1,000 of net amount at risk
                                                                     attributable to the term insurance benefit.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.0566 to maximum of $25.4788,
                                                                     per $1,000 of net amount at risk
                                                                     attributable to the term insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative non-
      tobacco male insured, age 45

           Current Charges                     Monthly               $0.2229 per $1,000 of net amount at risk
                                                                     attributable to the term insurance benefit.

           Guaranteed Maximum Charges          Monthly               $0.2767 per $1,000 of net amount at risk
                                                                     attributable to the term insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
  Administrative Charges
  -------------------------------------------- --------------------- ----------------------------------------------
      First year of Agreement                  Monthly               $0.10 per $1,000 of additional insured term
                                                                     insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      First year of increase in term           Monthly               $0.10 per $1,000 of additional insured term
      insurance benefit under Agreement                              insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                           NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
                                                  WHEN CHARGE IS
       SUPPLEMENTAL BENEFIT RIDER/CHARGES            DEDUCTED                       AMOUNT DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  9.  SUPPLEMENTAL EXCHANGE AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               No charge.

      Guaranteed Maximum Charges               Monthly               No charge.
  -------------------------------------------- --------------------- ----------------------------------------------
  10. ACCELERATED DEATH BENEFIT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Administrative Charge
  -------------------------------------------- --------------------- ----------------------------------------------
           Current Charge                      When Benefit is       One time charge of 12 months' worth of
                                               Exercised             policy charges on the accelerated amount,
                                                                     plus an interest adjustment, which is equal
                                                                     to 12 months worth of interest on the
                                                                     accelerated amount based on a rate that is
                                                                     the greater of (a) the current 90-day
                                                                     Treasury bill rate, or (b) the current
                                                                     policy loan rate.

      Guaranteed Maximum Charge                When Benefit is       One time charge of 12 months' worth of
                                               Exercised             policy charges on the accelerated amount,
                                                                     plus an interest adjustment, which is equal
                                                                     to 12 months worth of interest on the
                                                                     accelerated amount based on a rate that is
                                                                     the greater of (a) the current 90-day
                                                                     Treasury bill rate, or (b) the current
                                                                     policy loan rate.
  -------------------------------------------- --------------------- ----------------------------------------------

---------------------
(1) The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classification. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY? in this prospectus.


         The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy. Fee and expense information for each fund is contained in the tables following this table.

------------------------------------------------------------------------------ ------------------- ------------------
MAXIMUM AND MINIMUM TOTAL FUND OPERATING EXPENSES (expenses
that are deducted from assets of fund companies, including management               MINIMUM:           MAXIMUM:
fees and other expenses)                                                            0.37%(1)           1.66%(2)
------------------------------------------------------------------------------ ------------------- ------------------

(1) The minimum total operating expenses of the Funds for the most recent fiscal year was less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep the Index 500 Fund's total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

(2) After a voluntary waiver by the adviser of a portion of its fee, which would have otherwise been payable by the Fund, the maximum total operating expenses of the Emerging Markets Equity (International) Fund was 1.65%. The adviser may terminate this voluntary waiver at any time at its sole discretion.

         The following table provides more specific detail about the total fund operating expenses for each fund.

------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                TOTAL                     NET
                                    MANAGEMENT      OTHER        FUND        FEE          FUND
                                       FEES        EXPENSES    EXPENSES    WAIVERS      EXPENSES
                                    ----------     --------    --------    -------      --------
Money Market......................     0.20%         0.30%       0.50%      0.00%        0.50%
Limited Maturity Bond.............     0.30%         0.31%       0.61%      0.00%        0.61%
Quality Bond......................     0.33%         0.29%       0.62%      0.00%        0.62%
High Yield Bond...................     0.50%         0.36%       0.86%      0.00%        0.86%
Flexibly Managed..................     0.60%         0.24%       0.84%      0.00%        0.84%(1)
Growth Stock......................     0.65%         0.33%       0.98%      0.00%        0.98%
Large Cap Value...................     0.60%         0.28%       0.88%      0.00%        0.88%(1)
Large Cap Growth..................     0.55%         0.34%       0.89%      0.00%        0.89%(1)
Index 500.........................     0.07%         0.30%       0.37%      0.00%        0.37%(3)
Mid Cap Growth....................     0.70%         0.32%       1.02%      0.02%(2)     1.00%(1)
Mid Cap Value.....................     0.55%         0.30%       0.85%      0.00%        0.85%(1)
Strategic Value...................     0.72%         0.35%       1.07%      0.00%        1.07%(1)
Small Cap Growth..................     0.73%         0.29%       1.02%      0.00%        1.02%
Small Cap Value...................     0.85%         0.29%       1.14%      0.00%        1.14%
International Equity..............     0.85%         0.36%       1.21%      0.00%        1.21%(1)
REIT..............................     0.70%         0.32%       1.02%      0.00%        1.02%

__________________
These expenses are for the fiscal year ended December 31, 2005.

(1) Certain sub-advisers have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker has been recaptured by the Funds. The total expenses for the Funds after the recapture were:

         Flexibly Managed                                     0.83%
         Large Cap Value                                      0.87%
         Large Cap Growth                                     0.87%
         Mid Cap Growth                                       0.96%
         Mid Cap Value                                        0.83%
         Strategic Value                                      1.06%
         International Equity                                 1.18%
(2) The Agent has contractually agreed to waive its fees and/or reimburse expenses, so long as it serves as the Agent to the Fund, to the extent necessary to keep operating expenses from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund.
(3) The Fund's actual total operating expenses for the most recent fiscal year were less than the amount shown above because the Agent voluntarily waived a portion of its fees and/or reimbursed expenses to keep total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

----------------------------------------------------------------------------------------------------------
NEUBERGER  BERMAN ADVISERS MANAGEMENT TRUST (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                      MANAGEMENT/
                                                                    ADMINISTRATION    OTHER     TOTAL FUND
                                                                         FEES        EXPENSES    EXPENSES
                                                                         ----        --------    --------
Balanced...........................................................      0.85%         0.29%      1.14%

----------------
(a) These expenses are for the fiscal year ended December 31, 2005.

----------------------------------------------------------------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                      MANAGEMENT      OTHER     TOTAL FUND
                                                                         FEE         EXPENSES     EXPENSES
                                                                         ---         --------    ---------
Equity-Income..............................................             0.47%          0.09%       0.56%
Growth.....................................................             0.57%          0.10%       0.67%

____________________
(a) These expenses are for the fiscal year ended December 31, 2005. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.55% for the Equity-Income Portfolio and 0.63% for the Growth Portfolio.

----------------------------------------------------------------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                      MANAGEMENT       OTHER    TOTAL FUND
                                                                         FEE         EXPENSES     EXPENSES
                                                                         ---         --------    ---------
Asset Manager..............................................             0.52%          0.12%       0.64%

-------------
(a) These expenses are for the fiscal year ended December 31, 2005. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.63%.

----------------------------------------------------------------------------------------------------------
VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)


                                                                      MANAGEMENT      OTHER     TOTAL FUND
                                                                         FEE         EXPENSES     EXPENSES
                                                                         ---         --------    ---------
Emerging Markets Equity (International)....................             1.25%           0.41%        1.66%(b)

-------------
(a) These expenses are for the fiscal year ended December 31, 2005.
(b) The total expenses for the Emerging Markets Equity (International) Fund after a voluntary fee waiver of 0.01% by the Fund's adviser were 1.65%. The adviser may terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------
    Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Policy. Your expenses include Policy expenses and the expenses of the Funds that you select. The prospectuses of Penn Series Funds, Inc., Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II and Van Kampen's The Universal Institutional Funds, Inc. accompany this prospectus. These prospectuses contain additional information regarding these Funds' expenses.

                              QUESTIONS AND ANSWERS


         This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

QUESTION                                                                                                     PAGE
What Is the Policy?.............................................................................................16

Who Owns the Policy?............................................................................................16

What Payments Must I Make Under the Policy?.....................................................................17

How Are Amounts Credited to the Separate Account?...............................................................19

How Much Life Insurance Does the Policy Provide?................................................................19

Can I Change Insurance Coverage Under the Policy?...............................................................20

What Is the Value of My Policy?.................................................................................21

How Can I Change the Policy's Investment Allocations?...........................................................22

What Are the Fees and Charges Under the Policy?.................................................................24

What Are the Supplemental Benefit Riders That I Can Buy?........................................................27

What Is a Policy Loan?..........................................................................................30

How Can I Withdraw Money From the Policy?.......................................................................30

Can I Choose Different Payout Options Under the Policy?.........................................................31

How Is the Policy Treated Under Federal Income Tax Law?.........................................................32

Are There Other Charges That Penn Mutual Could Deduct in the Future?............................................34

How Do I Communicate With Penn Mutual?..........................................................................35

What Is the Timing of Transactions Under the Policy?............................................................35

How Does Penn Mutual Communicate With Me?.......................................................................36

Do I Have the Right to Cancel the Policy?.......................................................................36

WHAT IS THE POLICY?

         The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance, but will never be less than the amount specified in your Policy. The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of funds listed on the first page of this prospectus) and to a fixed interest account where the value will accumulate interest.

         You will have several options under the Policy. Here are some major ones:

         o      Determine when and how much you pay to us

         o Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

         o      Borrow money

         o      Change the beneficiary

         o      Change the amount of insurance protection

         o      Change the death benefit option you have selected

         o Surrender or partially surrender your Policy for all or part of its net cash surrender value

         o Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

         Most of these options are subject to limits that are explained later in this prospectus.

         If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application.

         The maturity date of a Policy is the policy anniversary nearest the insured's 95th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the net policy value.

WHO OWNS THE POLICY?

         You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term "you" in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

WHAT PAYMENTS MUST I MAKE UNDER THE POLICY?

PREMIUM PAYMENTS

         Amounts you pay to us under your Policy are called "premiums" or "premium payments." The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy.

         Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

         We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium\Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

         If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a "modified endowment policy" under the Code; you could incur a penalty on the amount you take out of a "modified endowment policy." We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a "modified endowment contract" under the Code. See HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? and HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

PLANNED PREMIUMS

         The Policy Specifications page of your Policy will show the "planned premium" for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also chose in your application how often to pay planned premiums - annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See THREE YEAR NO-LAPSE FEATURE and LAPSE AND REINSTATEMENT below.

WAYS TO PAY PREMIUMS

         If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

         We will also accept premiums:

         o      by wire or by exchange from another insurance company,

         o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

         o if we agree to it, through a salary deduction plan with your employer.

         You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

THREE YEAR NO-LAPSE FEATURE

         Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

         (a) is the total premiums you have paid, less any partial surrenders you made; and

         (b) is the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

         If you increase the specified amount of insurance under your Policy during the first three policy years, we will extend the three year no-lapse provision to three years after the effective date of the increase.

         The "no-lapse premium" will generally be less than the monthly equivalent of the planned premium you specified.

         The three year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount. See WHAT IS A POLICY LOAN? in this prospectus.

LAPSE AND REINSTATEMENT

         If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the three year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day "grace period" from the date we notify you to make that payment. If you don't pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

         If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

         If the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

PREMIUMS UPON AN INCREASE IN THE SPECIFIED AMOUNT

         If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

HOW ARE AMOUNTS CREDITED TO THE SEPARATE ACCOUNT?

         From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

         When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

         For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

         The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

         (a) is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the "ex-dividend date" occurs in the valuation period and the deduction of the daily mortality and expense risk charge; and

         (b) is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE?

         In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the "specified amount" of insurance. The minimum specified amount of insurance that you can purchase is $50,000.

DEATH BENEFIT OPTIONS

         When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

    o Option 1 - The death benefit is the greater of (a) the specified amount of insurance or (b) the "applicable percentage" of the policy value on the date of the insured's death.

    o Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the "applicable percentage" of the policy value on the date of the insured's death.

         The "applicable percentage" is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 95. A table showing the "applicable percentages" for attained ages 0 to 95 is included as Appendix B.

         If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

         Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY?

CHANGE OF DEATH BENEFIT OPTION

         You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

         o after the change, the specified amount of insurance must be at least $50,000;

         o no change may be made in the first policy year and no more than one change may be made in any policy year; and

         o if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

CHANGES IN THE SPECIFIED AMOUNT OF INSURANCE

         You may increase the specified amount of insurance, subject to the following conditions:

         o you must submit an application along with evidence of insurability acceptable to Penn Mutual;

         o you must return your Policy so we can amend it to reflect the increase;

         o      any increase in the specified amount must be at least $10,000;
                and

         o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

         If you increase the specified amount within the first three policy years, the three year no-lapse period will be extended.

         You may decrease the specified amount of insurance, subject to the following conditions:

         o      no change may be made in the first policy year;

         o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

         o no decrease may be made within one year of an increase in the specified amount; and

         o any decrease in the specified amount of insurance must be at least $5,000 and the specified amount after the decrease must be at least $50,000.

TAX CONSEQUENCES OF CHANGING INSURANCE COVERAGE

         See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

WHAT IS THE VALUE OF MY POLICY?

         Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

         The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

         At any time, your policy value is equal to:

         o      the net premiums you have paid;

         o plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

         o plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

         o      minus policy charges we deduct; and

         o      minus partial surrenders you have made.

         If you borrow money under your Policy, other factors affect your policy value. See WHAT IS A POLICY LOAN? in this prospectus.

HOW CAN I CHANGE THE POLICY'S INVESTMENT ALLOCATIONS?

FUTURE PREMIUM PAYMENTS

         You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

TRANSFERS AMONG EXISTING INVESTMENT OPTIONS

         You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

         o the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

         o if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

         o      we may defer transfers under certain conditions;

         o      transfers may not be made during the free look period; and

         o transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year.

         The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

FREQUENT TRADING RISKS

         We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long-term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's net asset value.

         The insurance-dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners.

         As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other Contract Owners will bear the affects of such frequent trading. Please review the underlying funds' prospectuses for specific information about the funds' short-term trading policies and risks.

FREQUENT TRADING POLICIES

         We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

         We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

            1. A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.
            2. If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the policy owner's original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.
            3. Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

DOLLAR COST AVERAGING

         This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market. To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

ASSET REBALANCING

         This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have a dollar cost averaging program in effect, the portion of your policy value invested in the Money Market Fund may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

WHAT ARE THE FEES AND CHARGES UNDER THE POLICY?

PREMIUM CHARGE

o Premium Charge - 6.5% (currently reduced to 4.75% for all premiums paid in excess of the maximum surrender charge premium in the first policy year and for all premiums paid in policy years two and later) is deducted from premium payments before allocation to the investment options. It consists of 2.5% to cover state premium taxes and 4% (currently reduced to 2.25% for all premiums paid in excess of the maximum surrender charge) to partially compensate us for the expense of selling and distributing the Policies. We will notify you in advance if we change our current rates.

MONTHLY DEDUCTIONS

o Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, non-tobacco or preferred non-tobacco rate class, or a rate class involving a higher mortality risk (a "substandard class"). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

o Administrative Charge - A maximum monthly charge to help cover our administrative costs. This charge has three parts: (1) a flat dollar charge of up to $9.00 (currently, the flat dollar charge is $9.00 in the first policy year and $5.00 thereafter - we will notify you in advance if we change our current rates); (2) for the first 12 months after the policy date, a charge based on the initial specified amount of insurance ($0.10 per $1,000 per month of initial specified amount of insurance); and (3) for the first 12 months after an increase in the specified amount of insurance, a charge based on the increase ($0.10 per $1,000 increase in the specified amount of insurance). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and Policy changes, reporting and overhead costs, processing applications and establishing policy records. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

DAILY MORTALITY AND EXPENSE RISK CHARGE

         A daily charge to cover mortality and expense risk. We deduct a daily charge from your policy value which is allocated to the variable investment options. The charge does not apply to the fixed interest option. It is guaranteed not to exceed 0.90% annually for the duration of the Policy. Our current charge is 0.90% annually of assets of the policy value allocated in the variable accounts. After the fifteenth policy year, we intend to charge 0.60% annually. We will notify you in advance if we change our current rates. We may realize a profit from the charge, and if we do, it will become part of our surplus. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the policies and the Separate Account will exceed the amount we charge for administration.

OPTIONAL SUPPLEMENTAL BENEFIT CHARGES

         Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

TRANSFER CHARGE

         We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

SURRENDER CHARGE

         If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

         With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:

         (a) is 25% of the lesser of (i) the sum of all premiums paid and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

         (b) is an administrative charge based on the initial amount of insurance and the insured's age at the issue date (ranging from $1.00 up to attained age 9 to $7.00 at attained age 60 and over, per $1,000 of initial specified amount of insurance); and

         (c) is the applicable surrender factor from the table below in which the policy year is determined.

         With respect to a surrender within 11 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

         (a) is an administrative charge based on the increase in the initial amount of insurance and the insured's attained age on the effective date of the increase (ranging from $1.00 up to attained age 9 to $7.00 at attained age 60 and over, per $1,000 of increase in specified amount of insurance); and

         (b) is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

          SURRENDER DURING POLICY YEAR                        SURRENDER FACTOR
--------------------------------------------------------------------------------
                1st through 7th                                     1.00
--------------------------------------------------------------------------------
                      8th                                           0.80
--------------------------------------------------------------------------------
                      9th                                           0.60
--------------------------------------------------------------------------------
                      10th                                          0.40
--------------------------------------------------------------------------------
                      11th                                          0.20
--------------------------------------------------------------------------------
                 12th and later                                     0.00
--------------------------------------------------------------------------------

         If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured's rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

         If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

PARTIAL SURRENDER CHARGE

         If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

REDUCTION OF CHARGES

         This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

         We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

         Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY?

         We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy.

ACCIDENTAL DEATH BENEFIT

         This Agreement provides an additional death benefit if the insured's death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

ADDITIONAL INSURED TERM INSURANCE AGREEMENT

         This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life policy without evidence of insurability.

         Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements, and it is not available if you choose the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to all of the provisions in the Policy.

CHILDREN'S TERM INSURANCE AGREEMENT

         This Agreement provides term insurance on one or more children of the insured of the Policy in amounts specified in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child's twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child's twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

         Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge will be based on the attained age, gender and rate class of the insured child. The cost of insurance rate will not exceed the rate set forth in the Additional Policy Specifications of the Policy. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

DISABILITY WAIVER OF MONTHLY DEDUCTION

         This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured's sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

DISABILITY WAIVER OF MONTHLY DEDUCTION AND DISABILITY MONTHLY PREMIUM DEPOSIT AGREEMENT

         This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

GUARANTEED CONTINUATION OF POLICY

         This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest equals or exceeds the "total guaranteed continuation of policy premium." The "total guaranteed continuation of policy premium" is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen, and is stated in the Policy. If the insured is disabled, and premiums are being paid pursuant to a Disability Monthly Premium Deposit Agreement, the "total guaranteed continuation of policy premium" is the stipulated premium defined in that Agreement. While this Agreement is in force, the allocation or transfer of amounts to subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with either the Accidental Death Benefit Rider or the Additional Insured Term Insurance Rider. This benefit is subject to the provisions in the Agreement.

GUARANTEED OPTION TO INCREASE SPECIFIED AMOUNT

         This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This option is subject to the provisions in the Agreement.

SUPPLEMENTAL TERM INSURANCE AGREEMENT

         This Agreement adds a term insurance benefit to the Policy. The term insurance benefit may not exceed four times the amount of insurance specified in the policy. The benefits provided under the Agreement are subject to all of the provisions in the Policy.

         Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for the first twelve months of the Agreement. If the specified amount of insurance has increased, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured.

         The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

         You may add this Agreement to your base Policy only at the time you purchase your Policy.

SUPPLEMENTAL EXCHANGE AGREEMENT

         The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

ACCELERATED DEATH BENEFIT

         The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

o The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.
o The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.
o Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

         The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

         The Accelerated Death Benefit is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months' worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

GENERAL RULES AND LIMITATIONS

         Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

WHAT IS A POLICY LOAN?

         You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250.

         Interest charged on a policy loan is 5% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Accounts. The special loan account will earn interest at 4% (or more at our discretion). With the interest we credit to the special loan account, the net cost of the policy loan is 1%. After the tenth policy year, we intend to credit interest at the rate of 4.75% (which will result in a net policy loan cost of 0.25% in those years).

         You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

         If your Policy lapses (see WHAT PAYMENTS MUST BE PAID UNDER THE POLICY?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

         The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

         If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW CAN I WITHDRAW MONEY FROM THE POLICY?

FULL SURRENDER

         You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your "net cash surrender value."

PARTIAL SURRENDER

         You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

         o the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

         o no more than four partial surrenders may be made in a policy year;

         o      each partial surrender must be at least $250;

         o a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

         o during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

         If you elect Death Benefit Option 1 (see HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? in this prospectus), a partial surrender may reduce your specific amount of insurance - by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy and (b) the specified amount of insurance. If you have increased the initial specified amount, any reduction will be applied to the most recent increase.


         Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.


         Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.


CAN I CHOOSE DIFFERENT PAYOUT OPTIONS UNDER THE POLICY?


CHOOSING A PAYOUT OPTION

         You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

CHANGING A PAYMENT OPTION

         You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

TAX IMPACT OF CHOOSING A PAYMENT OPTION

         There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW?

         Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a "modified endowment contract" under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").

         To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

         If it is subsequently determined that the Policy does not satisfy
Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. ss. 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

         The IRS has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner's gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC QUALIFICATION

         Your Policy will be treated as a life insurance contract under federal income tax law if it passes the Guideline Premium/Cash Value Corridor Test. Under the Guideline Premium/Cash Value Corridor Test the Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

         The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy.

MODIFIED ENDOWMENT CONTRACTS

         The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

         Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

         All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

         The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

           Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's Beneficiary.

POLICY LOAN INTEREST

         Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

INVESTMENT IN THE POLICY

         Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

OTHER TAX CONSIDERATIONS

         The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

         The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

         The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

ARE THERE OTHER CHARGES THAT PENN MUTUAL COULD DEDUCT IN THE FUTURE?

         We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

         Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

HOW DO I COMMUNICATE WITH PENN MUTUAL?

GENERAL RULES

         You may mail all checks and money orders for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks and money orders to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

         Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

         o   policy loans in excess of $25,000, and full and partial surrenders;

         o   change of death benefit option;

         o   changes in specified amount of insurance;

         o   change of beneficiary;

         o   election of payment option for policy proceeds; and

         o   tax withholding elections.

         You should mail or express these requests to our office. You should also send notice of the insured person's death and related documentation to our office. Communications are not treated as "received" until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

         We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

TELEPHONE TRANSACTIONS

         You or the agent of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the agent of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

WHAT IS THE TIMING OF TRANSACTIONS UNDER THE POLICY?

         Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. Death benefits will be based on values as of the date of death.

         We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

         We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

         We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

HOW DOES PENN MUTUAL COMMUNICATE WITH ME?

         At least each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

DO I HAVE THE RIGHT TO CANCEL THE POLICY?

         You have the right to cancel your Policy within 10 days after you receive it or within 45 days after you signed your application. This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

         In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

         In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the "free look" period. At the end of the period, the money will be transferred to the investment options you have chosen.

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

         Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

         We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.

         Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

         Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

         If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

                      VOTING SHARES OF THE INVESTMENT FUNDS

         We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

         To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner's policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

         We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

                                  LEGAL MATTERS

         Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

                            DISTRIBUTION ARRANGEMENTS

         Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. ("HTK") to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

        Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales (up to 50% for a VUL II policy), 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years.

         In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

         Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a "preferred" status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

         Finally, within certain limits imposed by the NASD, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

         All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

         Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

                              FINANCIAL STATEMENTS

         The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of addition information, which may be obtained from The Penn Mutual Life Insurance Company,
Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

APPENDIX A
--------------------------------------------------------------------------------

SAMPLE MINIMUM INITIAL PREMIUMS

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the Insured will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.


                            SEX OF                            MINIMUM INITIAL
  ISSUE AGE OF INSURED      INSURED     BASIC DEATH BENEFIT      PREMIUM
------------------------------------------------------------------------------
           25                  M             $ 50,000            $289.00
------------------------------------------------------------------------------
           30                  F             $ 75,000            $459.00
------------------------------------------------------------------------------
           35                  M             $ 75,000            $651.00
------------------------------------------------------------------------------
           40                  F             $100,000            $931.00
------------------------------------------------------------------------------
           45                  M             $100,000           $1,368.00
------------------------------------------------------------------------------
           50                  F             $100,000           $1,456.00
------------------------------------------------------------------------------
           55                  M             $100,000           $2,257.00
------------------------------------------------------------------------------
           60                  F             $ 75,000           $1,787.00
------------------------------------------------------------------------------
           65                  M             $ 75,000           $2,950.00
------------------------------------------------------------------------------
           70                  F             $ 50,000           $2,117.00
------------------------------------------------------------------------------

APPENDIX B
-----------------------------------------------------------------------------------------------------------


APPLICABLE PERCENTAGES
-----------------------------------------------------------------------------------------------------------
       ATTAINED AGE                 PERCENTAGE               ATTAINED AGE                PERCENTAGE
            0-40                        250                        61                        128
---------------------------- ------------------------- -------------------------- -------------------------
             41                         243                        62                        126
---------------------------- ------------------------- -------------------------- -------------------------
             42                         236                        63                        124
---------------------------- ------------------------- -------------------------- -------------------------
             43                         229                        64                        122
---------------------------- ------------------------- -------------------------- -------------------------
             44                         222                        65                        120
---------------------------- ------------------------- -------------------------- -------------------------
             45                         215                        66                        119
---------------------------- ------------------------- -------------------------- -------------------------
             46                         209                        67                        118
---------------------------- ------------------------- -------------------------- -------------------------
             47                         203                        68                        117
---------------------------- ------------------------- -------------------------- -------------------------
             48                         197                        69                        116
---------------------------- ------------------------- -------------------------- -------------------------
             49                         191                        70                        115
---------------------------- ------------------------- -------------------------- -------------------------
             50                         185                        71                        113
---------------------------- ------------------------- -------------------------- -------------------------
             51                         178                        72                        111
---------------------------- ------------------------- -------------------------- -------------------------
             52                         171                        73                        109
---------------------------- ------------------------- -------------------------- -------------------------
             53                         164                        74                        107
---------------------------- ------------------------- -------------------------- -------------------------
             54                         157                       75-90                      105
---------------------------- ------------------------- -------------------------- -------------------------
             55                         150                        91                        104
---------------------------- ------------------------- -------------------------- -------------------------
             56                         146                        92                        103
---------------------------- ------------------------- -------------------------- -------------------------
             57                         142                        93                        102
---------------------------- ------------------------- -------------------------- -------------------------
             58                         138                        94                        101
---------------------------- ------------------------- -------------------------- -------------------------
             59                         134                        95                        100
---------------------------- ------------------------- -------------------------- -------------------------
             60                         130
---------------------------- ------------------------- -------------------------- -------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

         A free copy of the Statement of Additional Information ("SAI"), dated May 1, 2006, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

         In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

         Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

























Penn Mutual Variable Life Account I's Investment Company Act registration number is 811-05006.

                                   PROSPECTUS

                                       FOR

                               CORNERSTONE VUL III

     a flexible premium adjustable variable life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               and funded through

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     The Penn Mutual Life Insurance Company

                             Philadelphia, PA 19172

                                  800-523-0650

       The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

--------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.                                            MANAGER
         Money Market Fund                                         Independence Capital Management, Inc.
         Limited Maturity Bond Fund                                Independence Capital Management, Inc.
         Quality Bond Fund                                         Independence Capital Management, Inc.
         High Yield Bond Fund                                      T. Rowe Price Associates, Inc.
         Flexibly Managed Fund                                     T. Rowe Price Associates, Inc.
         Growth Stock Fund                                         T. Rowe Price Associates, Inc.
         Large Cap Value Fund                                      Lord, Abbett & Co. LLC
         Large Cap Growth Fund                                     ABN AMRO Asset Management, Inc.
         Index 500 Fund                                            Wells Capital Management Incorporated
         Mid Cap Growth Fund                                       Turner Investment Partners, Inc.
         Mid Cap Value Fund                                        Neuberger Berman Management Inc.
         Strategic Value Fund                                      Lord, Abbett & Co. LLC
         Small Cap Growth Fund                                     Bjurman, Barry & Associates
         Small Cap Value Fund                                      Goldman Sachs Asset Management, L.P.
         International Equity Fund                                 Vontobel Asset Management, Inc.
         REIT Fund                                                 Heitman Real Estate Securities LLC
------------------------------------------------------------------ -------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                         MANAGER
         Balanced Portfolio                                        Neuberger Berman Management Inc.
------------------------------------------------------------------ -------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND             MANAGER
         Equity-Income Portfolio                                   Fidelity Management & Research Company
         Growth Portfolio                                          Fidelity Management & Research Company
------------------------------------------------------------------ -------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II          MANAGER
         Asset Manager Portfolio                                   Fidelity Management & Research Company
------------------------------------------------------------------ -------------------------------------------------
VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC.               MANAGER
         Emerging Markets Equity (International) Portfolio         Van Kampen
--------------------------------------------------------------------------------------------------------------------

Please note that the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2006

                        GUIDE TO READING THIS PROSPECTUS

         This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

         The prospectus is arranged as follows:

         o Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

         o Pages 5 to 13 provide tables showing fees and charges under the Policy.

         o Pages 13 to 15 provide tables showing fees and expenses of the funds underlying the Policy.

         o Pages 16 to 39 provide additional information about the Policy, in question and answer format.

         o Pages 39 to 42 provide information about The Penn Mutual Life Insurance Company ("Penn Mutual"), Penn Mutual Variable Life Account I (the "Separate Account") and the underlying investment funds in which Policy reserves may be allocated.

         o Appendices A and B, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

                                   **********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy. You should read the relevant prospectus(es) carefully before you invest.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

         The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

BENEFIT SUMMARY

         The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

         DEATH BENEFIT - While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

         PREMIUM FLEXIBILITY - Amounts you pay to us under your Policy are called "premiums" or "premium payments." Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

         FREE LOOK PERIOD - You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

         THREE YEAR NO-LAPSE FEATURE - Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceeds the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

         INVESTMENT OPTIONS - The Policy allows you to allocate your policy value to 21 different investment options.

         FIXED INTEREST OPTION - In addition to the 21 investment options, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%.

         TRANSFERS - Within limitations, you may transfer amounts from one investment option to another, and to and from the fixed interest option. In addition, the Policy offers two automated transfer programs - dollar-cost averaging and asset rebalancing.

         LOANS - You may take a loan on your Policy. You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

         SURRENDERS AND WITHDRAWALS - You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies (if any). This is called your "net cash surrender value." In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

         TAXES - Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a "modified endowment contract" under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

         RIDERS - For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

RISK SUMMARY

         SUITABILITY - The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 11 policy years.

         INVESTMENT PERFORMANCE - The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

         LAPSE - Your Policy may terminate, or "lapse," if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the three year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you of how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive.

         ACCESS TO CASH VALUE - If you fully surrender your Policy for cash within the first 11 policy years or within 11 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have an 11 year surrender charge schedule attached to it.

         TAXES - The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

                                   FEE TABLES

         The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.(1)/ The table below describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

-------------------------------------------------------------------------------------------------------------------
                                                 TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------------
                CHARGE                        WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
--------------------------------------- ------------------------------------- -------------------------------------
Maximum Sales Charge (load)             When a premium is paid.               4.0% of premium payments.(2)
--------------------------------------- ------------------------------------- -------------------------------------
Premium and Federal (DAC) Taxes         When a premium is paid.               3.5% of premium payments.
--------------------------------------- ------------------------------------- -------------------------------------
Maximum Deferred Sales Charge (load)    When the Policy is surrendered.       25% of the lesser of (i) premiums
if the Policy is surrendered within                                           paid and (ii) the "maximum
the first 11 policy years                                                     surrender charge premium."(3)
--------------------------------------- ------------------------------------- -------------------------------------
     Charge for a representative        When the Policy is surrendered.       25% of the lesser of (i) premiums
     non-tobacco male insured, age 45                                         paid and (ii) $13.67 per $1,000 of
                                                                              specified amount.(3)
--------------------------------------- ------------------------------------- -------------------------------------
Additional Surrender Charges
apply if the Policy is surrendered
within the first 11 policy years, or
within 11 years of any increase in
the amount of insurance specified
in your Policy(4)


     Minimum Charge                     When the Policy is surrendered.       $1 per $1,000 of initial specified
                                                                              amount of insurance or increase in
                                                                              specified amount of insurance, for
                                                                              insured age 9 or younger at the
                                                                              date of issue or increase.

     Maximum Charge                     When the Policy is surrendered.       $7 per $1,000 of initial specified
                                                                              amount of insurance or increase in
                                                                              specified amount of insurance, for
                                                                              insured age 60 or older at the date
                                                                              of issue or increase.
--------------------------------------- ------------------------------------- -------------------------------------
     Charge for a representative        When the Policy is surrendered.       $5 per $1,000 of initial specified
     non-tobacco male insured, age 45                                         amount of insurance or increase in
                                                                              specified amount of insurance, for
                                                                              insured age 45 at the date of issue
                                                                              or increase.
--------------------------------------- ------------------------------------- -------------------------------------
Partial Surrender Charge                When you partially surrender your     Lesser of $25 or 2.0% of the amount
                                        Policy.                               surrendered.
--------------------------------------- ------------------------------------- -------------------------------------
Transfer Charge
--------------------------------------- ------------------------------------- -------------------------------------
    Current Charge                      When you make a transfer.             $0.00(5)

    Guaranteed Maximum Charge           When you make a transfer.             $10.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------------
                CHARGE                        WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
--------------------------------------- ------------------------------------- -------------------------------------
Loans(6)
--------------------------------------- ------------------------------------- -------------------------------------
    Gross Interest Charge               End of each policy year.              Annual rate of 4.0% (before credit
                                                                              from interest paid on collateral
                                                                              held in special loan account).
--------------------------------------- ------------------------------------- -------------------------------------
    Net Interest Charge(7)              End of each policy year.              Annual rate of 1.0% (after credit
                                                                              from interest paid on collateral
                                                                              held in special loan account).(8)
-------------------------------------------------------------------------------------------------------------------

(1) See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? in this prospectus for additional information.

(2) The sales charge imposed on premiums (load) is currently reduced to 2.25% for all premiums paid in excess of the maximum surrender charge.

(3) The "maximum surrender charge premium" is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The "maximum surrender charge premium" is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the deferred sales charge decreases each year, after which there is no longer a charge.

(4) The "other surrender charge" under the Policies vary depending on the age of the insured. More information concerning the "other surrender charge" is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge; and commencing eight years after any increase in the specified amount of insurance and continuing through the end of eleven years after the increase, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.

(5) No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

(6) You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See WHAT IS A POLICY LOAN? in this prospectus for additional information about Policy Loans.

(7) "Net Interest Charge" means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

(8) On a guaranteed basis, after the tenth policy year, we will credit interest to the special loan account at the rate of 3.75% (which will result in a Net Interest Charge of 0.25% in those years.)

         The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

------------------------------------------------------------------------------------------------------------------
                                        PERIODIC CHARGES UNDER THE POLICY
                         NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------
                                                WHEN CHARGE IS
            POLICY CHARGES                         DEDUCTED                      AMOUNT DEDUCTED
-------------------------------------------- ----------------------- ---------------------------------------------
Cost of Insurance Charges(1):
-------------------------------------------- ----------------------- ---------------------------------------------
    Current Charges                          Monthly                 Minimum of $0.0399 to maximum of $21.5319,
                                                                     per $1,000 of net amount at risk.

                                                                     Minimum of $0.0566 to maximum of $83.333,
    Guaranteed Maximum Charges               Monthly                 per $1,000 of net amount at risk.

-------------------------------------------- ----------------------- ---------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45

         Current Charges                     Monthly                 $0.1567 per $1,000 of net amount at risk.

         Guaranteed Maximum Charges          Monthly                 $0.2767 per $1,000 of net amount at risk.
-------------------------------------------- ----------------------- ---------------------------------------------
Mortality and Expense Risk Charge:

    Mortality and Expense Risk Charge        Daily                   0.90% annually from the policy value that
                                                                     is allocated to the funds.(2)
-------------------------------------------- ----------------------- ---------------------------------------------
Administrative Fees:                         Monthly                 The charge has three parts:

                                                                     (a)  $9.00.(3)

                                                                     (b)  For the first 12 months following the
                                                                     policy date, $0.10 per $1,000 of initial
                                                                     specified amount of insurance.

                                                                     (c)  For the first 12 months following an
                                                                     increase in the specified amount of
                                                                     insurance, $0.10 per $1,000 of the increase
                                                                     in specified amount of insurance.
------------------------------------------------------------------------------------------------------------------

---------------
(1) The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of Policy. For additional information on cost of insurance charges, see WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - MONTHLY DEDUCTIONS - COST OF INSURANCE in this prospectus.

(2) The charge is currently reduced to 0.45% annually. See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - DAILY MORTALITY AND EXPENSE RISK CHARGE in this prospectus for additional information about this charge.

(3) This sub-part of the charge is currently reduced to $8.00.

         The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

-----------------------------------------------------------------------------------------------------------------
                          PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                        NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
-------------------------------------------- --------------------- ----------------------------------------------
                                               WHEN CHARGE IS
   SUPPLEMENTAL BENEFIT RIDER/CHARGES              DEDUCTED                         AMOUNT DEDUCTED
-------------------------------------------- --------------------- ----------------------------------------------
1. ACCIDENTAL DEATH BENEFIT:
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               Minimum of $0.0533 to maximum of $0.1108,
                                                                   per $1,000 of accidental death benefit.

    Guaranteed Maximum Charges               Monthly               Minimum of $0.0533 to maximum of $0.1108,
                                                                   per $1,000 of accidental death benefit.
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45

         Current Charges                     Monthly               $0.0592 per $1,000 of accidental death
                                                                   benefit.

         Guaranteed Maximum Charges          Monthly               $0.0592 per $1,000 of accidental death
                                                                   benefit.
-------------------------------------------- --------------------- ----------------------------------------------
2. ADDITIONAL INSURED TERM INSURANCE
   AGREEMENT:
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               Minimum of $0.0559 to maximum of $3.0371,
                                                                   per $1,000 of additional insured term
                                                                   insurance benefit.

    Guaranteed Maximum Charges               Monthly               Minimum of $0.0816 to maximum of $4.2109,
                                                                   per $1,000 of additional insured term
                                                                   insurance benefit.
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45

         Current Charges                     Monthly               $0.2645 per $1,000 of additional insured
                                                                   term insurance benefit.

         Guaranteed Maximum Charges          Monthly               $0.2767 per $1,000 of additional insured
                                                                   term insurance benefit.
-------------------------------------------- --------------------- ----------------------------------------------
Administrative Charges
-------------------------------------------- --------------------- ----------------------------------------------
    First year of Agreement                  Monthly               $0.10 per $1,000 of additional insured term
                                                                   insurance benefit.
-------------------------------------------- --------------------- ----------------------------------------------
    First year of increase in term           Monthly               $0.10 per $1,000 of additional insured term
    insurance benefit under Agreement                              insurance benefit.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                          PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                        NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
-------------------------------------------- --------------------- ----------------------------------------------
                                               WHEN CHARGE IS
   SUPPLEMENTAL BENEFIT RIDER/CHARGES              DEDUCTED                         AMOUNT DEDUCTED
-------------------------------------------- --------------------- ----------------------------------------------
3. BUSINESS ACCOUNTING BENEFIT(2):
-------------------------------------------- --------------------- ----------------------------------------------
Administrative Charges
-------------------------------------------- --------------------- ----------------------------------------------
    First eleven years of the Policy         Monthly               $0.03 per $1,000 of original specified
                                                                   amount of insurance.
-------------------------------------------- --------------------- ----------------------------------------------
    First eleven years after an increase     Monthly               $0.03 per $1,000 of increase in specified
    in the specified amount of insurance                           amount of insurance.
-------------------------------------------- --------------------- ----------------------------------------------
4. CHILDREN'S TERM INSURANCE
   AGREEMENT:
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               $0.15 per $1,000 of children's term
                                                                   insurance benefit.

    Guaranteed Maximum Charges               Monthly               $0.24 per $1,000 of children's term
                                                                   insurance benefit.
-------------------------------------------- --------------------- ----------------------------------------------
5. DISABILITY WAIVER OF MONTHLY
   DEDUCTION:
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               Minimum of $0.0092 to maximum of $0.3192,
                                                                   per $1,000 of net amount at risk.

    Guaranteed Maximum Charges               Monthly               Minimum of $0.0117 to maximum of $0.5992,
                                                                   per $1,000 of net amount at risk.
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45

         Current Charges                     Monthly               $0.0275 per $1,000 of net amount at risk.

         Guaranteed Maximum Charges          Monthly               $0.0508 per $1,000 of net amount at risk.
-------------------------------------------- --------------------- ----------------------------------------------
6. DISABILITY WAIVER OF MONTHLY
   DEDUCTION AND DISABILITY MONTHLY
   PREMIUM DEPOSIT AGREEMENT:
-------------------------------------------- --------------------- ----------------------------------------------
Disability Waiver of Monthly Deduction
Part of Agreement
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               Minimum of $0.0092 to maximum of $0.3192,
                                                                   per $1,000 of net amount at risk.

    Guaranteed Maximum Charges               Monthly               Minimum of $0.0117 to maximum of $0.5992,
                                                                   per $1,000 of net amount at risk.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                          PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                        NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
-------------------------------------------- --------------------- ----------------------------------------------
                                               WHEN CHARGE IS
   SUPPLEMENTAL BENEFIT RIDER/CHARGES              DEDUCTED                         AMOUNT DEDUCTED
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45

         Current Charges                     Monthly               $0.0275 per $1,000 of net amount at risk.

         Guaranteed Maximum Charges          Monthly               $0.0508 per $1,000 of net amount at risk.
-------------------------------------------- --------------------- ----------------------------------------------
Disability Monthly Premium Deposit Part of
Agreement
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               Minimum of $0.03 to maximum of $0.96, per
                                                                   $1,000 of the stipulated premium in the
                                                                   Policy.

    Guaranteed Maximum Charges               Monthly               Minimum of $0.03 to maximum of $0.96, per
                                                                   $1,000 of the stipulated premium in the
                                                                   Policy.
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45

         Current Charges                     Monthly               $0.12 per $1,000 of the stipulated premium
                                                                   in the Policy.

         Guaranteed Maximum Charges          Monthly               $0.12 per $1,000 of the stipulated premium
                                                                   in the Policy.
-------------------------------------------- --------------------- ----------------------------------------------
7. GUARANTEED CONTINUATION OF POLICY:
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance                            Monthly               $0.01 per $1,000 of specified amount of
                                                                   insurance.
-------------------------------------------- --------------------- ----------------------------------------------
8. GUARANTEED OPTION TO EXTEND
   MATURITY DATE:
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               No charge.

    Guaranteed Maximum Charges               Monthly               Minimum of $2.80 to maximum of $6.30, per
                                                                   $1,000 of net amount at risk.
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45

         Current Charges                     Monthly               No charge.

         Guaranteed Maximum Charges          Monthly               $0 per $1,000 of net amount at risk.
-------------------------------------------- --------------------- ----------------------------------------------
9. GUARANTEED OPTION TO INCREASE
   SPECIFIED AMOUNT:
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               Minimum of $0.0425 to maximum of $0.145, per
                                                                   $1,000 of guaranteed option amount.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                          PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                        NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
-------------------------------------------- --------------------- ----------------------------------------------
                                               WHEN CHARGE IS
   SUPPLEMENTAL BENEFIT RIDER/CHARGES              DEDUCTED                         AMOUNT DEDUCTED
-------------------------------------------- --------------------- ----------------------------------------------
    Guaranteed Maximum Charges               Monthly               Minimum of $0.0425 to maximum of $0.145, per
                                                                   $1,000 of guaranteed option amount.
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 25

         Current Charges                     Monthly               $0.1058 per $1,000 of guaranteed option
                                                                   amount.

         Guaranteed Maximum Charges          Monthly               $0.1058 per $1,000 of guaranteed option
                                                                   amount.
-------------------------------------------- --------------------- ----------------------------------------------
10. RETURN OF PREMIUM TERM INSURANCE:
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               Minimum of $0.0559 to maximum of $26.1662,
                                                                   per $1,000 of term insurance.

    Guaranteed Maximum Charges               Monthly               Minimum of $0.0816 to maximum of $83.3333,
                                                                   per $1,000 of term insurance.
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45

         Current Charges                     Monthly               $0.1592 per $1,000 of term insurance.

         Guaranteed Maximum Charges          Monthly               $0.2767 per $1,000 of term insurance.
-------------------------------------------- --------------------- ----------------------------------------------
11. SUPPLEMENTAL TERM INSURANCE
    AGREEMENT(3):
-------------------------------------------- --------------------- ----------------------------------------------
Cost of Insurance Charges(1)
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               Minimum of $0.0441 to maximum of $26.1662,
                                                                   per $1,000 of net amount at risk
                                                                   attributable to the term insurance benefit.

    Guaranteed Maximum Charges               Monthly               Minimum of $0.0566 to maximum of $83.3333,
                                                                   per $1,000 of net amount at risk
                                                                   attributable to the term insurance benefit.
-------------------------------------------- --------------------- ----------------------------------------------
    Charge for a representative
    non-tobacco male insured, age 45
-------------------------------------------- --------------------- ----------------------------------------------
         Current Charges                     Monthly               $0.1592 per $1,000 of net amount at risk
                                                                   attributable to the term insurance benefit.

         Guaranteed Maximum Charges          Monthly               $0.2767 per $1,000 of net amount at risk
                                                                   attributable to the term insurance benefit.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                          PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                        NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
-------------------------------------------- --------------------- ----------------------------------------------
                                               WHEN CHARGE IS
   SUPPLEMENTAL BENEFIT RIDER/CHARGES              DEDUCTED                         AMOUNT DEDUCTED
-------------------------------------------- --------------------- ----------------------------------------------
Administrative Charges
-------------------------------------------- --------------------- ----------------------------------------------
    First year of Agreement                  Monthly               $0.10 per $1,000 of additional insured term
                                                                   insurance benefit.
-------------------------------------------- --------------------- ----------------------------------------------
    First year of increase in term           Monthly               $0.10 per $1,000 of additional insured term
    insurance benefit under Agreement                              insurance benefit.
-------------------------------------------- --------------------- ----------------------------------------------
12. SUPPLEMENTAL EXCHANGE AGREEMENT:
-------------------------------------------- --------------------- ----------------------------------------------
    Current Charges                          Monthly               No charge.
    Guaranteed Maximum Charges               Monthly               No charge.
-------------------------------------------- --------------------- ----------------------------------------------
13. ACCELERATED DEATH BENEFIT:
-------------------------------------------- --------------------- ----------------------------------------------
Administrative Charge
-------------------------------------------- --------------------- ----------------------------------------------
         Current Charge                      When Benefit is       One time charge of 12 months' worth of
                                             Exercised             policy charges on the accelerated amount,
                                                                   plus an interest adjustment, which is equal
                                                                   to 12 months worth of interest on the
                                                                   accelerated amount based on a rate that is
                                                                   the greater of (a) the current 90-day
                                                                   Treasury bill rate, or (b) the current
                                                                   policy loan rate.

    Guaranteed Maximum Charge                When Benefit is       One time charge of 12 months' worth of
                                             Exercised             policy charges on the accelerated amount,
                                                                   plus an interest adjustment, which is equal
                                                                   to 12 months worth of interest on the
                                                                   accelerated amount based on a rate that is
                                                                   the greater of (a) the current 90-day
                                                                   Treasury bill rate, or (b) the current
                                                                   policy loan rate.
-----------------------------------------------------------------------------------------------------------------

-------------------
(1) The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY? in this prospectus.

(2) This rider is not available to all persons. See WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY? - BUSINESS ACCOUNTING BENEFIT in this prospectus for additional information.

(3) For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the specified amount in the Policy.

         The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy. Fee and expense information for each fund is contained in the tables following this table.

-------------------------------------------------------------------------------------------------------------------
MAXIMUM AND MINIMUM TOTAL FUND OPERATING EXPENSES (expenses that are                MINIMUM:           MAXIMUM:
deducted from assets of fund companies, including management fees and other
expenses)                                                                            0.37%(1)           1.66%(2)
-------------------------------------------------------------------------------------------------------------------

(1) The minimum total operating expenses of the Funds for the most recent fiscal year was less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep the Index 500 Fund's total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

(2) After a voluntary waiver by the adviser of a portion of its fee, which would have otherwise been payable by the Fund, the maximum total operating expenses of the Emerging Markets Equity (International) Fund was 1.65%. The adviser may terminate this voluntary waiver at any time at its sole discretion.

         The following table provides more specific detail about the total fund operating expenses for each fund.

PENN SERIES FUNDS, INC.
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

                                                                TOTAL                         NET
                                    MANAGEMENT      OTHER        FUND          FEE            FUND
                                       FEES        EXPENSES    EXPENSES      WAIVERS        EXPENSES
                                       ----        --------    --------      -------        --------
Money Market......................     0.20%        0.30%       0.50%          0.00%          0.50%
-------------------------------------------------------------------------------------------------------
Limited Maturity Bond.............     0.30%        0.31%       0.61%          0.00%          0.61%
-------------------------------------------------------------------------------------------------------
Quality Bond......................     0.33%        0.29%       0.62%          0.00%          0.62%
-------------------------------------------------------------------------------------------------------
High Yield Bond...................     0.50%        0.36%       0.86%          0.00%          0.86%
-------------------------------------------------------------------------------------------------------
Flexibly Managed..................     0.60%        0.24%       0.84%          0.00%          0.84%(1)
-------------------------------------------------------------------------------------------------------
Growth Stock......................     0.65%        0.33%       0.98%          0.00%          0.98%
-------------------------------------------------------------------------------------------------------
Large Cap Value...................     0.60%        0.28%       0.88%          0.00%          0.88%(1)
-------------------------------------------------------------------------------------------------------
Large Cap Growth..................     0.55%        0.34%       0.89%          0.00%          0.89%(1)
-------------------------------------------------------------------------------------------------------
Index 500.........................     0.07%        0.30%       0.37%          0.00%          0.37%(3)
-------------------------------------------------------------------------------------------------------
Mid Cap Growth....................     0.70%        0.32%       1.02%          0.02%(2)       1.00%(1)
-------------------------------------------------------------------------------------------------------
Mid Cap Value.....................     0.55%        0.30%       0.85%          0.00%          0.85%(1)
-------------------------------------------------------------------------------------------------------
Strategic Value...................     0.72%        0.35%       1.07%          0.00%          1.07%(1)
-------------------------------------------------------------------------------------------------------
Small Cap Growth..................     0.73%        0.29%       1.02%          0.00%          1.02%
-------------------------------------------------------------------------------------------------------
Small Cap Value...................     0.85%        0.29%       1.14%          0.00%          1.14%
-------------------------------------------------------------------------------------------------------
International Equity..............     0.85%        0.36%       1.21%          0.00%          1.21%(1)
-------------------------------------------------------------------------------------------------------
REIT..............................     0.70%        0.32%       1.02%          0.00%          1.02%
-------------------------------------------------------------------------------------------------------

------------
These expenses are for the fiscal year ended December 31, 2005.

(1) Certain sub-advisers have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker has been recaptured by the Funds. The total expenses for the Funds after the recapture were:

    Flexibly Managed                                     0.83%
    Large Cap Value                                      0.87%
    Large Cap Growth                                     0.87%
    Mid Cap Growth                                       0.96%
    Mid Cap Value                                        0.83%
    Strategic Value                                      1.06%
    International Equity                                 1.18%

(2) The Agent has contractually agreed to waive its fees and/or reimburse expenses, so long as it serves as the Agent to the Fund, to the extent necessary to keep operating expenses from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund.

(3) The Fund's actual total operating expenses for the most recent fiscal year were less than the amount shown above because the Agent voluntarily waived a portion of its fees and/or reimbursed expenses to keep total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

--------------------------------------------------------------------------------
NEUBERGER  BERMAN ADVISERS MANAGEMENT TRUST (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                    MANAGEMENT/
                                  ADMINISTRATION      OTHER         TOTAL FUND
                                       FEES          EXPENSES        EXPENSES
                                       ----          --------        --------

Balanced.........................      0.85%           0.29%           1.14%

------------
(a) These expenses are for the fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                  MANAGEMENT        OTHER         TOTAL FUND
                                     FEE           EXPENSES        EXPENSES
                                     ---           --------        --------

Equity-Income....................   0.47%            0.09%           0.56%
Growth...........................   0.57%            0.10%           0.67%

------------
(a) These expenses are for the fiscal year ended December 31, 2005. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.55% for the Equity-Income Portfolio and 0.63% for the Growth Portfolio.

--------------------------------------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                  MANAGEMENT        OTHER         TOTAL FUND
                                     FEE           EXPENSES        EXPENSES
                                     ---           --------        --------

Asset Manager....................   0.52%           0.12%          0.64%

------------
(a) These expenses are for the fiscal year ended December 31, 2005. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.63%.

--------------------------------------------------------------------------------
VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                  MANAGEMENT        OTHER         TOTAL FUND
                                     FEE           EXPENSES        EXPENSES
                                     ---           --------        --------

Emerging Markets Equity
  (International)................   1.25%           0.41%        1.66%(b)

------------
(a) These expenses are for the fiscal year ended December 31, 2005.
(b) The total expenses for the Emerging Markets Equity (International) Fund after a voluntary fee waiver of 0.01% by the Fund's adviser were 1.65%. The adviser may terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------
         Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Policy. Your expenses include policy expenses and the expenses of the Funds that you select. The prospectuses of Penn Series Funds, Inc., Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II and Van Kampen's The Universal Institutional Funds, Inc. accompany this prospectus. These prospectuses contain additional information regarding these Funds' expenses.

                              QUESTIONS AND ANSWERS


         This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

QUESTION                                                                                                     PAGE
What Is the Policy?.............................................................................................17

Who Owns the Policy?............................................................................................17

What Payments Must I Make Under the Policy?.....................................................................18

How Are Amounts Credited to the Separate Account?...............................................................20

How Much Life Insurance Does the Policy Provide?................................................................20

Can I Change Insurance Coverage Under the Policy?...............................................................21

What Is the Value of My Policy?.................................................................................22

How Can I Change the Policy's Investment Allocations?...........................................................23

What Are the Fees and Charges Under the Policy?.................................................................25

What Are the Supplemental Benefit Riders That I Can Buy?........................................................28

What Is a Policy Loan?..........................................................................................32

How Can I Withdraw Money From the Policy?.......................................................................32

Can I Choose Different Payout Options Under the Policy?.........................................................33

How Is the Policy Treated Under Federal Income Tax Law?.........................................................34

Are There Other Charges That Penn Mutual Could Deduct in the Future?............................................37

How Do I Communicate With Penn Mutual?..........................................................................37

What Is the Timing of Transactions Under the Policy?............................................................38

How Does Penn Mutual Communicate With Me?.......................................................................38

Do I Have the Right to Cancel the Policy?.......................................................................39

WHAT IS THE POLICY?

         The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance, but will never be less than the amount specified in your Policy. The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of funds listed on the first page of this prospectus) and to a fixed interest account where the value will accumulate interest.

         You will have several options under the Policy. Here are some major ones:

         o    Determine when and how much you pay to us

         o Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

         o    Borrow money

         o    Change the beneficiary

         o    Change the amount of insurance protection

         o    Change the death benefit option you have selected

         o Surrender or partially surrender your Policy for all or part of its net cash surrender value

         o Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

         Most of these options are subject to limits that are explained later in this prospectus.

         If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application.

         The maturity date of a Policy is the policy anniversary nearest the insured's 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the net policy value.

WHO OWNS THE POLICY?

         You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term "you" in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

WHAT PAYMENTS MUST I MAKE UNDER THE POLICY?

PREMIUM PAYMENTS

         Amounts you pay to us under your Policy are called "premiums" or "premium payments." The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy.

         Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

         We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium\Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

         If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a "modified endowment policy" under the Code; you could incur a penalty on the amount you take out of a "modified endowment policy." We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a "modified endowment contract" under the Code. See HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? and HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

PLANNED PREMIUMS

         The Policy Specifications page of your Policy will show the "planned premium" for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also chose in your application how often to pay planned premiums - annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See THREE YEAR NO-LAPSE FEATURE and LAPSE AND REINSTATEMENT below.

WAYS TO PAY PREMIUMS

         If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

         We will also accept premiums:

         o    by wire or by exchange from another insurance company,

         o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

         o if we agree to it, through a salary deduction plan with your employer.

         You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

THREE YEAR NO-LAPSE FEATURE

         Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

         (a) is the total premiums you have paid, less any partial surrenders you made; and

         (b) is the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

         If you increase the specified amount of insurance under your Policy during the first three policy years, we will extend the three year no-lapse provision to three years after the effective date of the increase.

         The "no-lapse premium" will generally be less than the monthly equivalent of the planned premium you specified.

         The three year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount. See WHAT IS A POLICY LOAN? in this prospectus.

LAPSE AND REINSTATEMENT

         If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the three year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day "grace period" from the date we notify you to make that payment. If you don't pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

         If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

         If the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

PREMIUMS UPON AN INCREASE IN THE SPECIFIED AMOUNT

         If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

HOW ARE AMOUNTS CREDITED TO THE SEPARATE ACCOUNT?

         From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

         When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

         For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

         The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

         (a) is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the "ex-dividend date" occurs in the valuation period and the deduction of the daily mortality and expense risk charge; and

         (b) is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE?

         In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the "specified amount" of insurance. The minimum specified amount of insurance that you can purchase is $50,000 ($100,000 ages 71 to 85).

DEATH BENEFIT OPTIONS

         When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

     o Option 1 - The death benefit is the greater of (a) the specified amount of insurance or (b) the "applicable percentage" of the policy value on the date of the insured's death.

     o Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the "applicable percentage" of the policy value on the date of the insured's death.

         The "applicable percentages" depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the "applicable percentage" is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 100. For the Cash Value Accumulation Test, the "applicable percentages" will vary by attained age and the insurance risk characteristics. A table showing sample "applicable percentages" is included as Appendix B.

         If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

         Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY?

CHANGE OF DEATH BENEFIT OPTION

         You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

         o after the change, the specified amount of insurance must be at least $50,000;

         o no change may be made in the first policy year and no more than one change may be made in any policy year; and

         o if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

CHANGES IN THE SPECIFIED AMOUNT OF INSURANCE

         You may increase the specified amount of insurance, subject to the following conditions:

         o you must submit an application along with evidence of insurability acceptable to Penn Mutual;

         o you must return your Policy so we can amend it to reflect the increase;

         o    any increase in the specified amount must be at least $10,000; and

         o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

         If you increase the specified amount within the first three policy years, the three year no-lapse period will be extended.

         You may decrease the specified amount of insurance, subject to the following conditions:

         o    no change may be made in the first policy year;

         o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

         o no decrease may be made within one year of an increase in the specified amount; and

         o any decrease in the specified amount of insurance must be at least $5,000 and the specified amount after the decrease must be at least $50,000.

EXCHANGE OF POLICIES

         For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See WHAT ARE THE SUPPLEMENTAL BENEFITS THAT I CAN BUY? - SUPPLEMENTAL EXCHANGE AGREEMENT in this prospectus.

TAX CONSEQUENCES OF CHANGING INSURANCE COVERAGE

         See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

WHAT IS THE VALUE OF MY POLICY?

         Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

         The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3.0%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

         At any time, your policy value is equal to:

         o    the net premiums you have paid;

         o plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

         o plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

         o    minus policy charges we deduct; and

         o    minus partial surrenders you have made.

         If you borrow money under your Policy, other factors affect your policy value. See WHAT IS A POLICY LOAN? in this prospectus.

HOW CAN I CHANGE THE POLICY'S INVESTMENT ALLOCATIONS?

FUTURE PREMIUM PAYMENTS

         You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

TRANSFERS AMONG EXISTING INVESTMENT OPTIONS

         You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

         o the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

         o if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

         o    we may defer transfers under certain conditions;

         o    transfers may not be made during the free look period; and

         o transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year.

         The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

FREQUENT TRADING RISKS

         We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long-term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's net asset value.

         The insurance-dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners.

         As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading. Please review the underlying funds' prospectuses for specific information about the funds' short-term trading policies and risks.

FREQUENT TRADING POLICIES

         We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

         We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

              1. A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.
              2. If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the policy owner's original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.
              3. Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

DOLLAR COST AVERAGING

         This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market. To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

ASSET REBALANCING

         This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have a dollar cost averaging program in effect, the portion of your policy value invested in the Money Market Fund may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

WHAT ARE THE FEES AND CHARGES UNDER THE POLICY?

PREMIUM CHARGE

o Premium Charge - 7.5% (currently reduced to 5.75% of all premiums paid in excess of the maximum surrender charge premium in the first policy year and for all premiums paid in policy two and later) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4.0% (currently reduced to 2.25% for all premiums paid in excess of the maximum surrender charge) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

MONTHLY DEDUCTIONS

o Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by attained age, policy duration, and the insurance risk characteristics. Regardless of the table used, cost of insurance rates generally increase each year that you own your Policy, as the insured's attained age increases. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, non-tobacco or preferred non-tobacco rate class, or a rate class involving a higher mortality risk (a "substandard class"). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

o Administrative Charge - A monthly charge to help cover our administrative costs. This charge has two parts: (1) a flat dollar charge of up to $9 (currently, the flat charge is $8 - we will notify you in advance if we change our current rates); and (2) for the first 12 months after the policy date, a charge based on the initial specified amount of insurance ($0.10 per $1,000 per month of initial specified amount of insurance), and for the first 12 months after an increase in the specified amount of insurance, a charge based on the increase ($0.10 per $1,000 increase in the specified amount of insurance). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

DAILY MORTALITY AND EXPENSE RISK CHARGE

         A daily charge to cover mortality and expense risk. We deduct a daily charge from your policy value which is allocated to the variable investment options. The charge does not apply to the fixed interest option. It is guaranteed not to exceed 0.90% annually for the duration of the policy. Our current charge is 0.45% annually. We will notify you in advance if we change our current rates. We may realize a profit from the charge, and if we do, it will become part of our surplus. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration.

OPTIONAL SUPPLEMENTAL BENEFIT CHARGES

         Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

TRANSFER CHARGE

         We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

SURRENDER CHARGE

         If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

         With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:

         (a) is 25% of the lesser of (i) the sum of all premiums paid and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

         (b) is an administrative charge based on the initial amount of insurance and the insured's age at the issue date (ranging from $1.00 up to attained age 9 to $7.00 at attained age 60 and over, per $1,000 of initial specified amount of insurance); and

         (c) is the applicable surrender factor from the table below in which the policy year is determined.

         With respect to a surrender within 11 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

         (a) is an administrative charge based on the increase in the initial amount of insurance and the insured's attained age on the effective date of the increase (ranging from $1.00 up to attained age 9 to $7.00 at attained age 60 and over, per $1,000 of increase in specified amount of insurance); and

         (b) is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

  SURRENDER DURING POLICY YEAR                        SURRENDER FACTOR
--------------------------------------------------------------------------------
        1st through 7th                                     1.00
--------------------------------------------------------------------------------
              8th                                           0.80
--------------------------------------------------------------------------------
              9th                                           0.60
--------------------------------------------------------------------------------
              10th                                          0.40
--------------------------------------------------------------------------------
              11th                                          0.20
--------------------------------------------------------------------------------
         12th and later                                     0.00
--------------------------------------------------------------------------------

         If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured's rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

         If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

PARTIAL SURRENDER CHARGE

         If you partially surrender your Policy, we will deduct the lesser of $25 or 2.0% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

REDUCTION OF CHARGES

         This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

         We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

         Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY?

         We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy.

ACCIDENTAL DEATH BENEFIT

         This Agreement provides an additional death benefit if the insured's death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

ADDITIONAL INSURED TERM INSURANCE AGREEMENT

         This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life policy without evidence of insurability.

         Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements, and it is not available if you choose the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to all of the provisions in the Policy.

BUSINESS ACCOUNTING BENEFIT

         This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of five insureds under the plan. Under this Agreement, during the first eleven policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original specified amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the specified amount of insurance during the first eleven policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased specified amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement.

CHILDREN'S TERM INSURANCE AGREEMENT

         This Agreement provides term insurance on one or more children of the insured of the Policy in amounts specified in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child's twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child's twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

         Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge will be based on the attained age, gender and rate class of the insured child. The cost of insurance rate will not exceed the rate set forth in the Additional Policy Specifications of the Policy. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

DISABILITY WAIVER OF MONTHLY DEDUCTION

         This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured's sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

DISABILITY WAIVER OF MONTHLY DEDUCTION AND DISABILITY MONTHLY PREMIUM DEPOSIT AGREEMENT

         This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

GUARANTEED CONTINUATION OF POLICY AGREEMENT

         This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest equals or exceeds the "total guaranteed continuation of policy premium." The "total guaranteed continuation of policy premium" is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen, and is stated in the Policy. If the insured is disabled, and premiums are being paid pursuant to a Disability Monthly Premium Deposit Agreement, the "total guaranteed continuation of policy premium" is the stipulated premium defined in that Agreement. While this Agreement is in force, the allocation or transfer of amounts to subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Accidental Death Benefit; Additional Insured Term Insurance; or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

GUARANTEED OPTION TO EXTEND MATURITY DATE

         This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy (other than the Supplemental Term Insurance Agreement). The cost of insurance charge for this Agreement is based on the attained age and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time prior to age 90. The option to extend the maturity date is subject to the provisions in the Agreement.

GUARANTEED OPTION TO INCREASE SPECIFIED AMOUNT

         This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This option is subject to the provisions in the Agreement.

RETURN OF PREMIUM TERM INSURANCE AGREEMENT

         This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthiversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement include the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement are based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

SUPPLEMENTAL TERM INSURANCE AGREEMENT

         This Agreement adds a term insurance benefit to the Policy. The term insurance benefit may not exceed four times the amount of insurance specified in the policy. The benefits provided under the Agreement are subject to all of the provisions in the Policy.

         Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for the first twelve months of the Agreement. If the specified amount of insurance has increased, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured.

         The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

         You may add this Agreement to your base Policy only at the time you purchase your Policy.

SUPPLEMENTAL EXCHANGE AGREEMENT

         The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

ACCELERATED DEATH BENEFIT

         The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

o The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.
o The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.
o Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

         The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

         The Accelerated Death Benefit is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months' worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

GENERAL RULES AND LIMITATIONS

         Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

WHAT IS A POLICY LOAN?

         You may borrow up to 90% of your cash surrender value. The minimum amount you may borrow is $250.

         Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter. With the interest we credit to the special loan account, the net cost of the policy loan is 1.0% during the first ten policy years and 0.25% thereafter.

         You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

         If your Policy lapses (see WHAT PAYMENTS MUST BE PAID UNDER THE POLICY?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

         The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

         If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW CAN I WITHDRAW MONEY FROM THE POLICY?

FULL SURRENDER

         You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your "net cash surrender value."

PARTIAL SURRENDER

         You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

         o the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

         o    no more than four partial surrenders may be made in a policy year;

         o    each partial surrender must be at least $250;

         o a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

         o during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

         If you elect Death Benefit Option 1 (see HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? in this prospectus), a partial surrender may reduce your specific amount of insurance - by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy and (b) the specified amount of insurance. If you have increased the initial specified amount, any reduction will be applied to the most recent increase.

         Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

         Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

CAN I CHOOSE DIFFERENT PAYOUT OPTIONS UNDER THE POLICY?

CHOOSING A PAYOUT OPTION

         You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

CHANGING A PAYMENT OPTION

         You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW?

         Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a "modified endowment contract" under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").

         To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

         If it is subsequently determined that the Policy does not satisfy
Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. ss. 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

         The IRS has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner's gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC QUALIFICATION

         Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests -- a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

         o Cash Value Accumulation Test - Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

         o Guideline Premium/Cash Value Corridor Test - The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

         The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

         The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

MODIFIED ENDOWMENT CONTRACTS

         The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

         Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

         All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

         The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

           Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's Beneficiary.

POLICY LOAN INTEREST

         Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

INVESTMENT IN THE POLICY

         Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

TAX CONSEQUENCES OF THE GUARANTEED OPTION TO EXTEND MATURITY DATE

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

OTHER TAX CONSIDERATIONS

         The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

         The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

         The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

ARE THERE OTHER CHARGES THAT PENN MUTUAL COULD DEDUCT IN THE FUTURE?

         We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

         Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

HOW DO I COMMUNICATE WITH PENN MUTUAL?

GENERAL RULES

         You may mail all checks and money orders for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks and money orders to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

         Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

         o policy loans in excess of $25,000, and full and partial surrenders;

         o    change of death benefit option;

         o    changes in specified amount of insurance;

         o    change of beneficiary;

         o    election of payment option for policy proceeds; and

         o    tax withholding elections.

         You should mail or express these requests to our office. You should also send notice of the insured person's death and related documentation to our office. Communications are not treated as "received" until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

         We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

TELEPHONE TRANSACTIONS

         You or the agent of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the agent of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

WHAT IS THE TIMING OF TRANSACTIONS UNDER THE POLICY?

         Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. Death benefits will be based on values as of the date of death.

         We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

         We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

         We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3.0% per year compounded annually while it is deferred.

HOW DOES PENN MUTUAL COMMUNICATE WITH ME?

         At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each

Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

DO I HAVE THE RIGHT TO CANCEL THE POLICY?

         You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

         In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

         In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the "free look" period. At the end of the period, the money will be transferred to the investment options you have chosen.

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

         Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

         We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.

         Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

         Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

         If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

                      VOTING SHARES OF THE INVESTMENT FUNDS

         We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

         To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner's policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

         We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

                                  LEGAL MATTERS

         Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

                            DISTRIBUTION ARRANGEMENTS

         Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. ("HTK") to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

        Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales (up to 50% for a VUL II policy), 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years.

         In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

         Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a "preferred" status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

         Finally, within certain limits imposed by the NASD, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

         All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

         Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

                              FINANCIAL STATEMENTS

         The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of addition information, which may be obtained from The Penn Mutual Life Insurance Company,
Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

APPENDIX A
--------------------------------------------------------------------------------

SAMPLE MINIMUM INITIAL PREMIUMS


         The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.


  ISSUE AGE                                                  MINIMUM INITIAL
  OF INSURED        SEX OF INSURED    BASE DEATH BENEFIT         PREMIUM
--------------------------------------------------------------------------------
      25                  M                $50,000                 $286
--------------------------------------------------------------------------------
      30                  F                $75,000                 $390
--------------------------------------------------------------------------------
      35                  M                $75,000                 $448
--------------------------------------------------------------------------------
      40                  F                $100,000                $640
--------------------------------------------------------------------------------
      45                  M                $100,000                $827
--------------------------------------------------------------------------------
      50                  F                $100,000                $975
--------------------------------------------------------------------------------
      55                  M                $100,000               $1,377
--------------------------------------------------------------------------------
      60                  F                $75,000                $1,155
--------------------------------------------------------------------------------
      65                  M                $75,000                $2,022
--------------------------------------------------------------------------------
      70                  F                $50,000                $1,327
--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

                           APPLICABLE PERCENTAGES UNDER THE GUIDELINE PREMIUM / CASH VALUE CORRIDOR TEST

  ATTAINED                    ATTAINED                  ATTAINED                  ATTAINED                  ATTAINED
    AGE        PERCENTAGE       AGE        PERCENTAGE     AGE       PERCENTAGE      AGE      PERCENTAGE       AGE      PERCENTAGE
    ---        ----------       ---        ----------     ---       ----------      ---      ----------       ---      ----------
    0-40          250%           51          178%          62          126%          73          109%          84          105%
     41           243%           52          171%          63          124%          74          107%          85          105%
     42           236%           53          164%          64          122%          75          105%          86          105%
     43           229%           54          157%          65          120%          76          105%          87          105%
     44           222%           55          150%          66          119%          77          105%          88          105%
     45           215%           56          146%          67          118%          78          105%          89          105%
     46           209%           57          142%          68          117%          79          105%          90          105%
     47           203%           58          138%          69          116%          80          105%          91          104%
     48           197%           59          134%          70          115%          81          105%          92          103%
     49           191%           60          130%          71          113%          82          105%          93          102%
     50           185%           61          128%          72          111%          83          105%         94-99        101%

                               SAMPLE APPLICABLE PERCENTAGES UNDER THE CASH VALUE ACCUMULATION TEST

                                                          MALE NON-SMOKER

  ATTAINED                    ATTAINED                  ATTAINED                  ATTAINED                  ATTAINED
    AGE        PERCENTAGE       AGE      PERCENTAGE       AGE       PERCENTAGE      AGE       PERCENTAGE      AGE      PERCENTAGE
    ---        ----------       ---      ----------       ---       ----------      ---       ----------      ---      ----------
    0-19           N/A           36        417.61%         53         240.32%        69         156.24%        85        119.81%
     20          699.48%         37        403.76%         54         233.12%        70         152.83%        86        118.55%
     21          679.26%         38        390.40%         55         226.22%        71         149.57%        87        117.38%
     22          659.36%         39        377.52%         56         219.61%        72         146.49%        88        116.28%
     23          639.73%         40        365.11%         57         213.30%        73         143.58%        89        115.23%
     24          620.39%         41        353.15%         58         207.25%        74         140.85%        90        114.21%
     25          601.33%         42        341.65%         59         201.45%        75         138.30%        91        113.20%
     26          582.53%         43        330.57%         60         195.91%        76         135.91%        92        112.17%
     27          564.06%         44        319.91%         61         190.60%        77         133.67%        93        111.08%
     28          545.97%         45        309.63%         62         185.53%        78         131.57%        94        109.92%
     29          528.29%         46        299.75%         63         180.70%        79         129.58%        95        108.65%
     30          511.04%         47        290.24%         64         176.09%        80         127.70%        96        107.27%
     31          494.24%         48        281.10%         65         171.71%        81         125.91%        97        105.80%
     32          477.93%         49        272.29%         66         167.55%        82         124.22%        98        104.25%
     33          462.11%         50        263.82%         67         163.60%        83         122.64%        99        102.60%
     34          446.78%         51        255.67%         68         159.83%        84         121.17%        100       100.00%
     35          431.94%         52        247.84%

                                                         FEMALE NON-SMOKER

  ATTAINED                    ATTAINED                  ATTAINED                  ATTAINED                  ATTAINED
    AGE        PERCENTAGE       AGE      PERCENTAGE       AGE       PERCENTAGE      AGE       PERCENTAGE      AGE      PERCENTAGE
    ---        ----------       ---      ----------       ---       ----------      ---       ----------      ---      ----------
    0-19           N/A           36        468.31%         53         270.97%        69         171.23%        85        122.77%
     20          796.54%         37        452.83%         54         262.85%        70         166.87%        86        121.08%
     21          771.20%         38        437.93%         55         255.03%        71         162.66%        87        119.50%
     22          746.54%         39        423.58%         56         247.50%        72         158.63%        88        118.03%
     23          722.57%         40        409.78%         57         240.24%        73         154.80%        89        116.64%
     24          699.24%         41        396.51%         58         233.24%        74         151.16%        90        115.32%
     25          676.63%         42        383.77%         59         226.46%        75         147.74%        91        114.03%
     26          654.62%         43        371.51%         60         219.89%        76         144.52%        92        112.76%
     27          633.28%         44        359.71%         61         213.54%        77         141.49%        93        111.49%
     28          612.56%         45        348.34%         62         207.41%        78         138.64%        94        110.17%
     29          592.47%         46        337.38%         63         201.52%        79         135.95%        95        108.79%
     30          572.99%         47        326.82%         64         195.89%        80         133.39%        96        107.34%
     31          554.12%         48        316.63%         65         190.51%        81         130.98%        97        105.82%
     32          535.83%         49        306.81%         66         185.37%        82         128.71%        98        104.26%
     33          518.10%         50        297.34%         67         180.47%        83         126.58%        99        102.60%
     34          500.93%         51        288.22%         68         175.76%        84         124.60%        100       100.00%
     35          484.36%         52        279.43%

                               SAMPLE APPLICABLE PERCENTAGES UNDER THE CASH VALUE ACCUMULATION TEST

                                                            MALE SMOKER

  ATTAINED                    ATTAINED                  ATTAINED                  ATTAINED                  ATTAINED
    AGE        PERCENTAGE       AGE      PERCENTAGE       AGE       PERCENTAGE      AGE       PERCENTAGE      AGE      PERCENTAGE
    ---        ----------       ---      ----------       ---       ----------      ---       ----------      ---      ----------
    0-19           N/A           36        342.96%         53         206.34%        69         144.93%        85        118.30%
     20          567.36%         37        331.98%         54         201.00%        70         142.45%        86        117.35%
     21          551.35%         38        321.41%         55         195.91%        71         140.09%        87        116.44%
     22          535.65%         39        311.26%         56         191.05%        72         137.84%        88        115.56%
     23          520.14%         40        301.52%         57         186.43%        73         135.71%        89        114.71%
     24          504.81%         41        292.18%         58         182.01%        74         133.71%        90        113.85%
     25          489.67%         42        283.23%         59         177.78%        75         131.84%        91        112.97%
     26          474.70%         43        274.66%         60         173.72%        76         130.10%        92        112.04%
     27          459.94%         44        266.46%         61         169.84%        77         128.48%        93        111.02%
     28          445.46%         45        258.59%         62         166.14%        78         126.96%        94        109.89%
     29          431.30%         46        251.07%         63         162.61%        79         125.52%        95        108.65%
     30          417.48%         47        243.85%         64         159.26%        80         124.15%        96        107.27%
     31          404.05%         48        236.93%         65         156.08%        81         122.84%        97        105.80%
     32          391.02%         49        230.29%         66         153.08%        82         121.59%        98        104.25%
     33          378.39%         50        223.92%         67         150.23%        83         120.42%        99        102.60%
     34          366.17%         51        217.79%         68         147.52%        84         119.32%        100       100.00%
     35          354.36%         52        211.94%

                                                           FEMALE SMOKER

  ATTAINED                    ATTAINED                  ATTAINED                  ATTAINED                  ATTAINED
    AGE        PERCENTAGE       AGE      PERCENTAGE       AGE       PERCENTAGE      AGE       PERCENTAGE      AGE      PERCENTAGE
    ---        ----------       ---      ----------       ---       ----------      ---       ----------      ---      ----------
    0-19           N/A           36        413.45%         53         247.46%        69         163.93%        85        121.86%
     20          700.22%         37        400.10%         54         240.74%        70         160.19%        86        120.34%
     21          677.90%         38        387.29%         55         234.28%        71         156.56%        87        118.94%
     22          656.20%         39        375.01%         56         228.06%        72         153.07%        88        117.61%
     23          635.13%         40        363.24%         57         222.06%        73         149.74%        89        116.35%
     24          614.65%         41        351.98%         58         216.25%        74         146.59%        90        115.11%
     25          594.81%         42        341.22%         59         210.60%        75         143.63%        91        113.90%
     26          575.52%         43        330.93%         60         205.10%        76         140.85%        92        112.70%
     27          556.84%         44        321.06%         61         199.75%        77         138.24%        93        111.46%
     28          538.74%         45        311.58%         62         194.58%        78         135.78%        94        110.17%
     29          521.19%         46        302.46%         63         189.59%        79         133.44%        95        108.79%
     30          504.21%         47        293.69%         64         184.82%        80         131.22%        96        107.34%
     31          487.80%         48        285.25%         65         180.27%        81         129.11%        97        105.82%
     32          471.91%         49        277.11%         66         175.93%        82         127.12%        98        104.26%
     33          456.54%         50        269.27%         67         171.78%        83         125.23%        99        102.60%
     34          441.67%         51        261.73%         68         167.79%        84         123.48%        100       100.00%
     35          427.33%         52        254.46%

                       STATEMENT OF ADDITIONAL INFORMATION

         A free copy of the Statement of the Additional Information ("SAI"), dated May 1, 2006, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

         In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

         Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.







Penn Mutual Variable Life Account I's Investment Company Act registration number is 811-05006.

                                   PROSPECTUS

                                       FOR

                               CORNERSTONE VUL IV


     a flexible premium adjustable variable life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               and funded through

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     The Penn Mutual Life Insurance Company

                             Philadelphia, PA 19172

                                  800-523-0650

       The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

------------------------------------------------------------------ -------------------------------------------------
PENN SERIES FUNDS, INC.                                            MANAGER
         Money Market Fund                                         Independence Capital Management, Inc.
         Limited Maturity Bond Fund                                Independence Capital Management, Inc.
         Quality Bond Fund                                         Independence Capital Management, Inc.
         High Yield Bond Fund                                      T. Rowe Price Associates, Inc.
         Flexibly Managed Fund                                     T. Rowe Price Associates, Inc.
         Growth Stock Fund                                         T. Rowe Price Associates, Inc.
         Large Cap Value Fund                                      Lord, Abbett & Co. LLC
         Large Cap Growth Fund                                     ABN AMRO Asset Management, Inc.
         Index 500 Fund                                            Wells Capital Management Incorporated
         Mid Cap Growth Fund                                       Turner Investment Partners, Inc.
         Mid Cap Value Fund                                        Neuberger Berman Management Inc.
         Strategic Value Fund                                      Lord, Abbett & Co. LLC
         Small Cap Growth Fund                                     Bjurman, Barry & Associates
         Small Cap Value Fund                                      Goldman Sachs Asset Management, L.P.
         International Equity Fund                                 Vontobel Asset Management, Inc.
         REIT Fund                                                 Heitman Real Estate Securities LLC
------------------------------------------------------------------ -------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                         MANAGER
         Balanced Portfolio                                        Neuberger Berman Management Inc.
------------------------------------------------------------------ -------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND             MANAGER
         Equity-Income Portfolio                                   Fidelity Management & Research Company
         Growth Portfolio                                          Fidelity Management & Research Company
------------------------------------------------------------------ -------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II          MANAGER
         Asset Manager Portfolio                                   Fidelity Management & Research Company
------------------------------------------------------------------ -------------------------------------------------
VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC.               MANAGER
         Emerging Markets Equity (International) Portfolio         Van Kampen
------------------------------------------------------------------ -------------------------------------------------

Please note that the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2006

                        GUIDE TO READING THIS PROSPECTUS

         This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

         The prospectus is arranged as follows:

         o Pages 3 to 4 provide a summary of the benefits and risks of the Policy.


         o Pages 5 to 15 provide tables showing fees and charges under the Policy.

         o Pages 15 to 17 provide tables showing fees and expenses of the funds underlying the Policy.

         o Pages 18 to 48 provide additional information about the Policy, in question and answer format.

         o Pages 48 to 50 provide information about The Penn Mutual Life Insurance Company ("Penn Mutual"), Penn Mutual Variable Life Account I (the "Separate Account") and the underlying investment funds in which Policy reserves may be allocated.


         o Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

                                   **********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy. You should read the relevant prospectus(es) carefully before you invest.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

         The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

BENEFIT SUMMARY

         The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

         DEATH BENEFIT - While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

         PREMIUM FLEXIBILITY - Amounts you pay to us under your Policy are called "premiums" or "premium payments." Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

         FREE LOOK PERIOD - You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

         THREE YEAR NO-LAPSE FEATURE - Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceeds the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

         INVESTMENT OPTIONS - The Policy allows you to allocate your policy value to 21 different investment options.

         FIXED INTEREST OPTION - In addition to the 21 investment options, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%.

         TRANSFERS - Within limitations, you may transfer investment amounts from one investment account to another, and to and from the fixed interest option. In addition, the Policy offers three automated transfer programs - two dollar cost averaging programs and one asset rebalancing program.

         LOANS - You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

         SURRENDERS AND WITHDRAWALS - You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies (if any). This is called your "net cash surrender value." In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

         TAXES - Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a "modified endowment contract" under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.


         RIDERS - For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.


RISK SUMMARY

         SUITABILITY - The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 11 policy years.

         INVESTMENT PERFORMANCE - The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

         LAPSE - Your Policy may terminate, or "lapse," if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the three year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you of how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive.


         ACCESS TO CASH VALUE - If you fully surrender your Policy for cash within the first 11 policy years or within 11 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have an 11 year surrender charge schedule attached to it.

         TAXES - The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

                                   FEE TABLES


         The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.(1) The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

-------------------------------------------------------------------------------------------------------------------
                                                 TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------------
                CHARGE                        WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
--------------------------------------- ------------------------------------- -------------------------------------
Maximum Sales Charge (load)             When a premium is paid.               4.0% of premium payments.(2)
--------------------------------------- ------------------------------------- -------------------------------------
Premium and Federal (DAC) Taxes         When a premium is paid.               3.5% of premium payments.
--------------------------------------- ------------------------------------- -------------------------------------
Maximum Deferred Sales Charge (load)    When the Policy is surrendered.       25% of the lesser of (i) premiums
if the Policy is surrendered within                                           paid and (ii) the "maximum
the first 11 policy years                                                     surrender charge premium."(3)
--------------------------------------- ------------------------------------- -------------------------------------
     Charge for a representative        When the Policy is surrendered.       25% of the lesser of (i) premiums
     non-tobacco male insured, age 45                                         paid and (ii) $14.35 per $1,000 of
                                                                              specified amount.(3)
--------------------------------------- ------------------------------------- -------------------------------------
Additional Surrender Charges apply if
the Policy is surrendered within the
first 11 policy years, or within 11
years of any increase in the amount
of insurance specified in your
Policy(4)

     Minimum Charge                     When the Policy is surrendered.       $1 per $1,000 of initial specified
                                                                              amount of insurance or increase in
                                                                              specified amount of insurance, for
                                                                              insured age 9 or younger at the
                                                                              date of issue or increase.

     Maximum Charge                     When the Policy is surrendered.       $7 per $1,000 of initial specified
                                                                              amount of insurance or increase in
                                                                              specified amount of insurance, for
                                                                              insured age 60 or older at the date
                                                                              of issue or increase.
--------------------------------------- ------------------------------------- -------------------------------------
     Charge for a representative        When the Policy is surrendered.       $5 per $1,000 of initial specified
     non-tobacco male insured, age 45                                         amount of insurance or increase in
                                                                              specified amount of insurance, for
                                                                              insured age 45 at the date of issue
                                                                              or increase.
--------------------------------------- ------------------------------------- -------------------------------------
Partial Surrender Charge                When you partially surrender your     Lesser of $25 or 2.0% of the amount
                                        Policy.                               surrendered.
--------------------------------------- ------------------------------------- -------------------------------------
Transfer Charge
    Current Charge                      When you make a transfer.             $0.00(5)
    Guaranteed Maximum Charge           When you make a transfer.             $10.00
--------------------------------------- ------------------------------------- -------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------------
                CHARGE                        WHEN CHARGE IS DEDUCTED                   AMOUNT DEDUCTED
--------------------------------------- ------------------------------------- -------------------------------------
Loans(6)
--------------------------------------- ------------------------------------- -------------------------------------
    Gross Interest Charge               End of each policy year.              Annual rate of 4.0% (before credit
                                                                              from interest paid on collateral
                                                                              held in special loan account).
--------------------------------------- ------------------------------------- -------------------------------------
    Net Interest Charge(7)              End of each policy year.              Annual rate of 1.0% (after credit
                                                                              from interest paid on collateral
                                                                              held in special loan account).(8)
--------------------------------------- ------------------------------------- -------------------------------------

-------------------
(1) See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? in this prospectus for additional information.

(2) The sales charge imposed on premiums (load) is currently reduced to 1.5%.

(3) The "maximum surrender charge premium" is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The "maximum surrender charge premium" is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the deferred sales charge decreases each year, after which there is no longer a charge.

(4) The "other surrender charge" under the Policies vary depending on the age of the insured. More information concerning the "other surrender charge" is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge; and commencing eight years after any increase in the specified amount of insurance and continuing through the end of eleven years after the increase, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.

(5) No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

(6) You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See WHAT IS A POLICY LOAN? in this prospectus for additional information about Policy Loans.

(7) "Net Interest Charge" means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

(8) The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New
         York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New
         York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

         The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

-------------------------------------------------------------------------------------------------------------------
                                        PERIODIC CHARGES UNDER THE POLICY
                         NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
----------------------------------------------- ---------------------- --------------------------------------------
                POLICY CHARGES                     WHEN CHARGE IS                    AMOUNT DEDUCTED
                                                      DEDUCTED
----------------------------------------------- ---------------------- --------------------------------------------
Cost of Insurance Charges(1):
----------------------------------------------- ---------------------- --------------------------------------------
    Current Charges                             Monthly                Minimum of $0.0093 to maximum of $22.9004,
                                                                       per $1,000 of net amount at risk.

                                                                       Minimum of $0.0566 to maximum of $83.3333,
    Guaranteed Maximum Charges                  Monthly                per $1,000 of net amount at risk.

----------------------------------------------- ---------------------- --------------------------------------------
    Charge for a representative non-tobacco
    male insured, age 45

        Current Charges                         Monthly                $0.0979 per $1,000 of net amount at risk.

        Guaranteed Maximum Charges              Monthly                $0.2767 per $1,000 of net amount at risk.
------------------------------------------------ ---------------------- -------------------------------------------
Mortality and Expense Risk Charge:
----------------------------------------------- ---------------------- --------------------------------------------
    Mortality and Expense Risk Face Amount      Monthly                For first 120 months following policy
    Charge                                                             date, the charges range from a minimum of
                                                                       $0.07 per $1,000 of initial specified
                                                                       amount of insurance for female age 5 or
                                                                       under, up to a maximum of $0.29 per $1,000
                                                                       of initial specified amount of insurance,
                                                                       for male age 85 or older.  A similar
                                                                       charge applies to an increase in the
                                                                       specified amount of insurance, for the
                                                                       first 120 months following the increase.(2)
----------------------------------------------- ---------------------- --------------------------------------------
    Charge for a representative non-tobacco
    male insured, age 45

         Current Charges                        Monthly                $0.13 per $1,000 of initial specified
                                                                       amount of insurance.

         Guaranteed Maximum Charges             Monthly                $0.18 per $1,000 of initial specified
                                                                       amount of insurance.
----------------------------------------------- ---------------------- --------------------------------------------
    Mortality and Expense Risk Asset Charge     Monthly                0.60% annually of the first $50,000 of
                                                                       policy value and 0.30% annually of the
                                                                       policy value in excess of that amount.(3)
----------------------------------------------- ---------------------- --------------------------------------------
Administrative Charges:                         Monthly                $9.00(4)
----------------------------------------------- ---------------------- --------------------------------------------

-------------------
(1) The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - MONTHLY DEDUCTIONS - COST OF INSURANCE in this prospectus.

(2) The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.06 per $1,000 of initial specified amount of insurance for females age 7 and under and up to $0.29 per $1,000 of initial specified amount of insurance for males age 74 and older. For months 61 through 120 following the policy date, the charges range from $0.03 per $1,000 of initial specified amount of insurance for females age 7 and under and up to $0.15 per $1,000 of initial specified amount of insurance for males age 74 and older. The charge on an additional specified amount of insurance is similarly reduced.

(3) This charge is currently reduced, for the first 120 months following the policy date, to 0.45% annually of the first $25,000 of policy value and 0.15% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See WHAT ARE THE FEES AND CHARGES UNDER THE POLICY? - MONTHLY DEDUCTIONS - MORTALITY AND EXPENSE RISK in this prospectus for additional information about this charge.


(4)      The charge is currently reduced to $8.00.



         The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

  -----------------------------------------------------------------------------------------------------------------
                            PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                          NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
      SUPPLEMENTAL BENEFIT RIDER/CHARGES          WHEN CHARGE IS                    AMOUNT DEDUCTED
                                                     DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  1.       ACCIDENTAL DEATH BENEFIT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0533 to maximum of $0.1108,
                                                                     per $1,000 of accidental death benefit.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.0533 to maximum of $0.1108,
                                                                     per $1,000 of accidental death benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45

           Current Charges                     Monthly               $0.0592 per $1,000 of accidental death
                                                                     benefit.

           Guaranteed Maximum Charges          Monthly               $0.0592 per $1,000 of accidental death
                                                                     benefit.
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                            PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                          NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
      SUPPLEMENTAL BENEFIT RIDER/CHARGES          WHEN CHARGE IS                    AMOUNT DEDUCTED
                                                     DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  2.       ADDITIONAL INSURED TERM INSURANCE
           AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0499 to maximum of $3.0371,
                                                                     per $1,000 of additional insured term
                                                                     insurance benefit.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.0816 to maximum of $4.2109,
                                                                     per $1,000 of additional insured term
                                                                     insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45

           Current Charges                     Monthly               $0.2283 per $1,000 of additional insured
                                                                     term insurance benefit.

           Guaranteed Maximum Charges          Monthly               $0.2767 per $1,000 of additional insured
                                                                     term insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
  Administrative Charges
  -------------------------------------------- --------------------- ----------------------------------------------
      First year of Agreement                  Monthly               $0.10 per $1,000 of additional insured term
                                                                     insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      First year of increase in term           Monthly               $0.10 per $1,000 of additional insured term
      insurance benefit under Agreement                              insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
  3.       BUSINESS ACCOUNTING BENEFIT(2):
  -------------------------------------------- --------------------- ----------------------------------------------
  Administrative Charges
  -------------------------------------------- --------------------- ----------------------------------------------
      First eleven years of the Policy         Monthly               $0.03 per $1,000 of original specified
                                                                     amount of insurance.
  -------------------------------------------- --------------------- ----------------------------------------------
      First eleven years after an increase     Monthly               $0.03 per $1,000 of increase in specified
      in the specified amount of insurance                           amount of insurance.
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                            PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                          NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
      SUPPLEMENTAL BENEFIT RIDER/CHARGES          WHEN CHARGE IS                    AMOUNT DEDUCTED
                                                     DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  4.       CHILDREN'S TERM INSURANCE
           AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               $0.15 per $1,000 of children's term
                                                                     insurance benefit.

      Guaranteed Maximum Charges               Monthly               $0.24 per $1,000 of children's term
                                                                     insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
  5.       DISABILITY WAIVER OF MONTHLY
           DEDUCTION:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0092 to maximum of $0.3192,
                                                                     per $1,000 of net amount at risk.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.0117 to maximum of $0.5992,
                                                                     per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45

           Current Charges                     Monthly               $0.0275 per $1,000 of net amount at risk.

           Guaranteed Maximum Charges          Monthly               $0.0508 per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
  6.       DISABILITY WAIVER OF MONTHLY
           DEDUCTION AND DISABILITY MONTHLY
           PREMIUM DEPOSIT AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Disability Waiver of Monthly Deduction
  Part of Agreement
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0092 to maximum of $0.3192,
                                                                     per $1,000 of net amount at risk.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.0117 to maximum of $0.5992,
                                                                     per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45

           Current Charges                     Monthly               $0.0275 per $1,000 of net amount at risk.

           Guaranteed Maximum Charges          Monthly               $0.0508 per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
  Disability Monthly Premium Deposit Part of
  Agreement
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.03 to maximum of $0.96, per
                                                                     $1,000 of the stipulated premium in the
                                                                     Policy.
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                            PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                          NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
      SUPPLEMENTAL BENEFIT RIDER/CHARGES          WHEN CHARGE IS                    AMOUNT DEDUCTED
                                                     DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
      Guaranteed Maximum Charges               Monthly               Minimum of $0.03 to maximum of $0.96, per
                                                                     $1,000 of the stipulated premium in the
                                                                     Policy.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45

           Current Charges                     Monthly               $0.12 per $1,000 of the stipulated premium
                                                                     in the Policy.

           Guaranteed Maximum Charges          Monthly               $0.12 per $1,000 of the stipulated premium
                                                                     in the Policy.
  -------------------------------------------- --------------------- ----------------------------------------------
  7.       GUARANTEED CONTINUATION OF POLICY:
  -------------------------------------------- --------------------- ----------------------------------------------
           Cost of Insurance                   Monthly               $0.01 per $1,000 of specified amount of
                                                                     insurance.
  -------------------------------------------- --------------------- ----------------------------------------------
  8.       GUARANTEED OPTION TO EXTEND
           MATURITY DATE:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               No charge.

      Guaranteed Maximum Charges               Monthly               Minimum of $2.80 to maximum of $6.30, per
                                                                     $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45

           Current Charges                     Monthly               No charge.

           Guaranteed Maximum Charges          Monthly               $0 per $1,000 of net amount at risk.
  -------------------------------------------- --------------------- ----------------------------------------------
  9.       GUARANTEED OPTION TO INCREASE
           SPECIFIED AMOUNT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0425 to maximum of $0.145, per
                                                                     $1,000 of guaranteed option amount.

      Guaranteed Maximum Charges               Monthly               Minimum of $0.0425 to maximum of $0.145, per
                                                                     $1,000 of guaranteed option amount.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 25

           Current Charges                     Monthly               $0.1058 per $1,000 of guaranteed option
                                                                     amount.

           Guaranteed Maximum Charges          Monthly               $0.1058 per $1,000 of guaranteed option
                                                                     amount.
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                            PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                          NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
      SUPPLEMENTAL BENEFIT RIDER/CHARGES          WHEN CHARGE IS                    AMOUNT DEDUCTED
                                                     DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  10.      GUARANTEED WITHDRAWAL BENEFIT
           AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
           Current Charges                     Monthly               0.60% annually of the policy value allocated
                                                                     to the Separate Account.

           Guaranteed Maximum Charges          Monthly               1.00% annually of the policy value allocated
                                                                     to the Separate Account.
  -------------------------------------------- --------------------- ----------------------------------------------
  11.      RETURN OF PREMIUM TERM INSURANCE:
  -------------------------------------------- --------------------- ----------------------------------------------
           Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
           Current Charges                     Monthly               Minimum of $0.0244 to maximum of $22.9004,
                                                                     per $1,000 of term insurance.
  -------------------------------------------- --------------------- ----------------------------------------------
           Guaranteed Maximum Charges          Monthly               Minimum of $0.0816 to maximum of $83.3333,
                                                                     per $1,000 of term insurance.
  -------------------------------------------- --------------------- ----------------------------------------------
           Charge for a representative
           non-tobacco male insured, age 45
  -------------------------------------------- --------------------- ----------------------------------------------
           Current Charges                     Monthly               $0.0979 per $1,000 of term insurance.
  -------------------------------------------- --------------------- ----------------------------------------------
           Guaranteed Maximum Charges          Monthly               $0.2767 per $1,000 of term insurance.
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                            PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                          NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
      SUPPLEMENTAL BENEFIT RIDER/CHARGES          WHEN CHARGE IS                    AMOUNT DEDUCTED
                                                     DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  12.      SUPPLEMENTAL TERM INSURANCE
           AGREEMENT(3):
  -------------------------------------------- --------------------- ----------------------------------------------
  Cost of Insurance Charges(1)
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               Minimum of $0.0070 to maximum of $22.9004,
                                                                     per $1,000 of net amount at risk
                                                                     attributable to the term insurance benefit.

                                                                     Minimum of $0.0566 to maximum of $83.3333,
                                                                     per $1,000 of net amount at risk
      Guaranteed Maximum Charges               Monthly               attributable to the term insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45

           Current Charges                     Monthly               $0.0930 per $1,000 of net amount at risk
                                                                     attributable to the term insurance benefit.

           Guaranteed Maximum Charges          Monthly               $0.2767 per $1,000 of net amount at risk
                                                                     attributable to the term insurance benefit.
  -------------------------------------------- --------------------- ----------------------------------------------
  Mortality and Expense Risk Face Amount
  Charge
  -------------------------------------------- --------------------- ----------------------------------------------
           Current Charges                     Monthly               No charge.


  -------------------------------------------- --------------------- ----------------------------------------------
           Guaranteed Maximum Charge           Monthly               For the first 120 months following policy
                                                                     date, the charges range from a minimum of
                                                                     $0.12 per $1,000 of the term insurance
                                                                     benefit, for female age 5 or under, up to a
                                                                     maximum of $0.34 per $1,000 of the term
                                                                     insurance benefit, for male age 85 or
                                                                     older.  A similar charge applies to an
                                                                     increase in the term insurance benefit, for
                                                                     the first 120 months following the increase.
  -------------------------------------------- --------------------- ----------------------------------------------
      Charge for a representative
      non-tobacco male insured, age 45

           Current Charges                     Monthly               $0.00 per $1,000 of the term insurance
                                                                     benefit

           Guaranteed Maximum Charges          Monthly               $0.23 per $1,000 of the term insurance
                                                                     benefit
  -------------------------------------------- --------------------- ----------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                            PERIODIC CHARGES UNDER OPTIONAL SUPPLEMENTAL BENEFIT RIDERS
                          NOT INCLUDING OPERATING EXPENSES OF UNDERLYING INVESTMENT FUNDS
  -------------------------------------------- --------------------- ----------------------------------------------
      SUPPLEMENTAL BENEFIT RIDER/CHARGES          WHEN CHARGE IS                    AMOUNT DEDUCTED
                                                     DEDUCTED
  -------------------------------------------- --------------------- ----------------------------------------------
  13. SUPPLEMENTAL EXCHANGE AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
      Current Charges                          Monthly               No charge.

      Guaranteed Maximum Charges               Monthly               No charge.
  -------------------------------------------- --------------------- ----------------------------------------------
  14. OVERLOAN PROTECTION BENEFIT AGREEMENT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Administrative Charge
  -------------------------------------------- --------------------- ----------------------------------------------
       Current Charge                          When Benefit is       One time charge of 3.5% of policy value.
                                               Exercised

                                               When Benefit is
       Guaranteed Maximum Charge               Exercised             One time charge of 3.5% of policy value.
  -------------------------------------------- --------------------- ----------------------------------------------
  15.  ACCELERATED DEATH BENEFIT:
  -------------------------------------------- --------------------- ----------------------------------------------
  Administrative Charge
  -------------------------------------------- --------------------- ----------------------------------------------
       Current Charge                          When Benefit is       One time charge of 12 months' worth of
                                               Exercised             policy charges on the accelerated amount,
                                                                     plus an interest adjustment, which is equal
                                                                     to 12 months worth of interest on the
                                                                     accelerated amount based on a rate that is
                                                                     the greater of (a) the current 90-day
                                                                     Treasury bill rate, or (b) the current
                                                                     policy loan rate.

       Guaranteed Maximum Charge              When Benefit is       One time charge of 12 months' worth of
                                              Exercised              policy charges on the accelerated amount,
                                                                     plus an interest adjustment, which is equal
                                                                     to 12 months worth of interest on the
                                                                     accelerated amount based on a rate that is
                                                                     the greater of (a) the current 90-day
                                                                     Treasury bill rate, or (b) the current
                                                                     policy loan rate.
  -------------------------------------------- --------------------- ----------------------------------------------

-------------------
(1) The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured's age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY? in this prospectus.


(2) This rider is not available to all persons. See WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY? - BUSINESS ACCOUNTING BENEFIT in this prospectus for additional information.

(3) For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the specified amount in the Policy.


         The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy. Fee and expense information for each fund is contained in the tables following this table.

------------------------------------------------------------------------------ ------------------- ------------------
MAXIMUM AND MINIMUM TOTAL FUND OPERATING EXPENSES (expenses that are                MINIMUM:           MAXIMUM:
deducted from assets of fund companies, including management fees and other
expenses)                                                                          0.37%(1)             1.66%(2)
------------------------------------------------------------------------------ ------------------- ------------------

-------------------
(1) The minimum total operating expenses of the Funds for the most recent fiscal year was less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep the Index 500 Fund's total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

(2) After a voluntary waiver by the adviser of a portion of its fee, which would have otherwise been payable by the Fund, the maximum total operating expenses of the Emerging Markets Equity (International) Fund was 1.65%. The adviser may terminate this voluntary waiver at any time at its sole discretion.

The following table provides more specific detail about the total fund operating expenses for each fund.


PENN SERIES FUNDS, INC.
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                               TOTAL                           NET
                                    MANAGEMENT     OTHER        FUND            FEE           FUND
                                       FEES       EXPENSES    EXPENSES        WAIVERS       EXPENSES
                                    ----------    --------    --------        -------       --------
Money Market......................     0.20%        0.30%       0.50%          0.00%          0.50%
Limited Maturity Bond.............     0.30%        0.31%       0.61%          0.00%          0.61%
Quality Bond......................     0.33%        0.29%       0.62%          0.00%          0.62%
High Yield Bond...................     0.50%        0.36%       0.86%          0.00%          0.86%
Flexibly Managed..................     0.60%        0.24%       0.84%          0.00%          0.84%(1)
Growth Stock......................     0.65%        0.33%       0.98%          0.00%          0.98%
Large Cap Value...................     0.60%        0.28%       0.88%          0.00%          0.88%(1)
Large Cap Growth..................     0.55%        0.34%       0.89%          0.00%          0.89%(1)
Index 500.........................     0.07%        0.30%       0.37%          0.00%          0.37%(3)
Mid Cap Growth....................     0.70%        0.32%       1.02%          0.02%(2)       1.00%(1)
Mid Cap Value.....................     0.55%        0.30%       0.85%          0.00%          0.85%(1)
Strategic Value...................     0.72%        0.35%       1.07%          0.00%          1.07%(1)
Small Cap Growth..................     0.73%        0.29%       1.02%          0.00%          1.02%
Small Cap Value...................     0.85%        0.29%       1.14%          0.00%          1.14%
International Equity..............     0.85%        0.36%       1.21%          0.00%          1.21%(1)
REIT..............................     0.70%        0.32%       1.02%          0.00%          1.02%

-------------------
These expenses are for the fiscal year ended December 31, 2005.


(1) Certain sub-advisers have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker has been recaptured by the Funds. The total expenses for the Funds after the recapture were:


         Flexibly Managed                                     0.83%
         Large Cap Value                                      0.87%
         Large Cap Growth                                     0.87%
         Mid Cap Growth                                       0.96%
         Mid Cap Value                                        0.83%
         Strategic Value                                      1.06%
         International Equity                                 1.18%

(2) The Agent has contractually agreed to waive its fees and/or reimburse expenses, so long as it serves as the Agent to the Fund, to the extent necessary to keep operating expenses from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund.

(3) The Fund's actual total operating expenses for the most recent fiscal year were less than the amount shown above because the Agent voluntarily waived a portion of its fees and/or reimbursed expenses to keep total operating expenses at 0.35%. The Agent may change or eliminate all or part of this voluntary waiver at any time.

-------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                      MANAGEMENT/
                                                                    ADMINISTRATION                    TOTAL FUND
                                                                         FEES        OTHER EXPENSES    EXPENSES
                                                                    --------------   --------------   ----------
Balanced...................................................              0.85%           0.29%           1.14%

-------------------
(a) These expenses are for the fiscal year ended December 31, 2005.

-------------------------------------------------------------------------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                      MANAGEMENT                      TOTAL FUND
                                                                         FEE         OTHER EXPENSES    EXPENSES
                                                                    --------------   --------------   ----------

Equity-Income..............................................             0.47%             0.09%          0.56%
Growth.....................................................             0.57%             0.10%          0.67%

-------------------
(a)      These expenses are for the fiscal year ended December 31, 2005. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.55% for the Equity-Income Portfolio and 0.63% for the Growth Portfolio.


-------------------------------------------------------------------------------------------------------------------
FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                      MANAGEMENT        OTHER        TOTAL FUND
                                                                         FEE           EXPENSES       EXPENSES
                                                                    --------------   --------------   ----------
Asset Manager..............................................             0.52%           0.12%          0.64%

-------------------
(a)      These expenses are for the fiscal year ended December 31, 2005. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.63%.

-------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (A)
UNDERLYING FUND ANNUAL EXPENSES (AS A % OF PORTFOLIO AVERAGE NET ASSETS)

                                                                      MANAGEMENT        OTHER        TOTAL FUND
                                                                         FEE           EXPENSES       EXPENSES
                                                                    --------------   --------------   ----------
Emerging Markets Equity (International)....................             1.25%           0.41%          1.66%(b)

-------------------
(a)      These expenses are for the fiscal year ended December 31, 2005.

(b) The total expenses for the Emerging Markets Equity (International) Fund after a voluntary fee waiver of 0.01% by the Fund's adviser were 1.65%.
         The adviser may terminate this voluntary waiver at any time at its sole discretion.


--------------------------------------------------------------------------------
         Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Policy. Your expenses include policy expenses and the expenses of the Funds that you select. The prospectuses of Penn Series Funds, Inc., Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II and Van Kampen's The Universal Institutional Funds, Inc. accompany this prospectus. These prospectuses contain additional information regarding these Funds' expenses.

                              QUESTIONS AND ANSWERS


         This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.


QUESTION                                                                    PAGE
--------                                                                    ----
What Is the Policy?..........................................................19

Who Owns the Policy?.........................................................19

What Payments Must I Make Under the Policy?..................................20

How Are Amounts Credited to the Separate Account?............................22

How Much Life Insurance Does the Policy Provide?.............................22

Can I Change Insurance Coverage Under the Policy?............................23

What Is the Value of My Policy?..............................................24

How Can I Change the Policy's Investment Allocations?........................25

What Are the Fees And Charges Under the Policy?..............................27

What Are the Supplemental Benefit Riders That I Can Buy?.....................31

What Is a Policy Loan?.......................................................40

How Can I Withdraw Money From the Policy?....................................41

Can I Choose Different Payout Options Under the Policy?......................41

How Is the Policy Treated Under Federal Income Tax Law?......................42

Are There Other Charges That Penn Mutual Could Deduct in the Future?.........46

How Do I Communicate With Penn Mutual?.......................................46

What Is the Timing of Transactions Under the Policy?.........................47

How Does Penn Mutual Communicate With Me?....................................47

Do I Have the Right to Cancel the Policy?....................................47

WHAT IS THE POLICY?


         The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance, but will never be less than the amount specified in your Policy. The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first page of this prospectus) and to a fixed interest account where the value will accumulate interest.


         You will have several options under the Policy. Here are some major ones:

         o        Determine when and how much you pay to us

         o Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

         o        Borrow money

         o        Change the beneficiary

         o        Change the amount of insurance protection

         o        Change the death benefit option you have selected

         o Surrender or partially surrender your Policy for all or part of its net cash surrender value

         o Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

         Most of these options are subject to limits that are explained later in this prospectus.


         If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application.

         The maturity date of a Policy is the policy anniversary nearest the insured's 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan ("Net Policy Value"), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.


WHO OWNS THE POLICY?

         You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term "you" in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

WHAT PAYMENTS MUST I MAKE UNDER THE POLICY?

PREMIUM PAYMENTS

         Amounts you pay to us under your Policy are called "premiums" or "premium payments." The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy.


         Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

         We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium\Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.


         If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a "modified endowment policy" under the Code; you could incur a penalty on the amount you take out of a "modified endowment policy." We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a "modified endowment contract" under the Code. See HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? and HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

PLANNED PREMIUMS


         The Policy Specifications page of your Policy will show the "planned premium" for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also chose in your application how often to pay planned premiums - annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See THREE YEAR NO-LAPSE FEATURE and LAPSE AND REINSTATEMENT below.


WAYS TO PAY PREMIUMS

         If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

         We will also accept premiums:

         o        by wire or by exchange from another insurance company,

         o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

         o if we agree to it, through a salary deduction plan with your employer.

         You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

THREE YEAR NO-LAPSE FEATURE


         Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

         (a) is the total premiums you have paid, less any partial surrenders you made; and

         (b) is the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.


         If you increase the specified amount of insurance under your Policy during the first three policy years, we will extend the three year no-lapse provision to three years after the effective date of the increase.

         The "no-lapse premium" will generally be less than the monthly equivalent of the planned premium you specified.

         The three year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount. See WHAT IS A POLICY LOAN? in this prospectus.

LAPSE AND REINSTATEMENT


         If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the three year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day "grace period" from the date we notify you to make that payment. If you don't pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

         If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.


         If the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

PREMIUMS UPON AN INCREASE IN THE SPECIFIED AMOUNT

         If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

HOW ARE AMOUNTS CREDITED TO THE SEPARATE ACCOUNT?

         From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).


         When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.


         For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.


         The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

         (a) is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the "ex-dividend date" occurs in the valuation period; and

         (b) is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.


HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE?

         In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the "specified amount" of insurance. The minimum specified amount of insurance that you can purchase is $50,000 ($100,000 ages 71 to 85).

DEATH BENEFIT OPTIONS

         When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

         o Option 1 - The death benefit is the greater of (a) the specified amount of insurance or (b) the "applicable percentage" of the policy value on the date of the insured's death.

         o Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the "applicable percentage" of the policy value on the date of the insured's death.

         The "applicable percentages" depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the "applicable percentage" is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 100. For the Cash Value Accumulation Test, the "applicable percentages" will vary by attained age and the insurance risk characteristics. Tables showing "applicable percentages" are included in Appendix B.

         If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

         Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

CAN I CHANGE INSURANCE COVERAGE UNDER THE POLICY?

CHANGE OF DEATH BENEFIT OPTION

         You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

         o after the change, the specified amount of insurance must be at least $50,000;

         o no change may be made in the first policy year and no more than one change may be made in any policy year; and

         o if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

CHANGES IN THE SPECIFIED AMOUNT OF INSURANCE

         You may increase the specified amount of insurance, subject to the following conditions:

         o you must submit an application along with evidence of insurability acceptable to Penn Mutual;


         o you must return your Policy so we can amend it to reflect the increase;


         o        any increase in the specified amount must be at least $10,000;
                  and

         o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

         If you increase the specified amount within the first three policy years, the three year no-lapse period will be extended.

         You may decrease the specified amount of insurance, subject to the following conditions:

         o        no change may be made in the first policy year;

         o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

         o no decrease may be made within one year of an increase in the specified amount; and

         o any decrease in the specified amount of insurance must be at least $5,000 and the specified amount after the decrease must be at least $50,000.

EXCHANGE OF POLICIES

         For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See WHAT ARE THE SUPPLEMENTAL BENEFITS THAT I CAN BUY? - SUPPLEMENTAL EXCHANGE AGREEMENT in this prospectus.

TAX CONSEQUENCES OF CHANGING INSURANCE COVERAGE

         See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

WHAT IS THE VALUE OF MY POLICY?

         Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

         The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

         At any time, your policy value is equal to:

         o        the net premiums you have paid;

         o plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

         o plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

         o        minus policy charges we deduct; and

         o        minus partial surrenders you have made.

         If you borrow money under your Policy, other factors affect your policy value. See WHAT IS A POLICY LOAN? in this prospectus.


HOW CAN I CHANGE THE POLICY'S INVESTMENT ALLOCATIONS?

FUTURE PREMIUM PAYMENTS

         You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

TRANSFERS AMONG EXISTING INVESTMENT OPTIONS

         You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

         o the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

         o if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

         o        we may defer transfers under certain conditions;

         o        transfers may not be made during the free look period;

         o transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year;

         o the maximum amount that may be transferred out of the fixed interest option is limited to the greater of $5,000 or 25% of the accumulated value of the fixed interest option; and

         o the amount that may be transferred excludes any amount held in the policy loan account.


         The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.


FREQUENT TRADING RISKS


         We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long-term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the underlying fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's net asset value.

         The insurance-dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners.

         As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading. Please review the underlying funds' prospectuses for specific information about the funds' short-term trading policies and risks.


FREQUENT TRADING POLICIES


         We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

         We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

         1. A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

         2. If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the policy owner's original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

         3. Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.


DOLLAR COST AVERAGING

         This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against lows in a declining market. To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

DOLLAR COST AVERAGING ACCOUNT - TWELVE-MONTH FIXED ACCOUNT

         This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the 15th of the month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the variable investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

         The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

ASSET REBALANCING

         This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

WHAT ARE THE FEES AND CHARGES UNDER THE POLICY?

PREMIUM CHARGE

         o Premium Charge - 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

MONTHLY DEDUCTIONS

         o Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, preferred tobacco, non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the tobacco class (a "substandard class"). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

         o Administrative Charge - A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 - we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

         o Mortality and Expense Risk Charge - A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

                  This charge has two parts:

                  (1) Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase. The charge is equal to the current rate stated in Appendix C to this prospectus times each $1,000 of the initial and the increased specified amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. Current and guaranteed rates for the specified amount component are shown in Appendix
                  C. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

                  (2) Mortality and Expense Risk Asset Charge. The current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.45% of the first $25,000 of policy value, plus an annual rate of 0.15% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your variable investment accounts.


         o Optional Supplemental Benefit Charges - Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

TRANSFER CHARGE

         We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

SURRENDER CHARGE

         If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

         With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:


         (a) is 25% of the lesser of (i) the sum of all premiums paid and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

         (b) is an administrative charge based on the initial amount of insurance and the insured's age at the issue date (ranging from $1.00 up to attained age 9 to $7.00 at attained age 60 and over, per $1,000 of initial specified amount of insurance); and

         (c) is the applicable surrender factor from the table below in which the policy year is determined.


         With respect to a surrender within 11 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:


         (a) is an administrative charge based on the increase in the initial amount of insurance and the insured's attained age on the effective date of the increase (ranging from $1.00 up to attained age 9 to $7.00 at attained age 60 and over, per $1,000 of increase in specified amount of insurance); and

         (b) is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.


                SURRENDER DURING POLICY YEAR           SURRENDER FACTOR
                -------------------------------------------------------
                      1st through 7th                        1.00
                -------------------------------------------------------
                            8th                              0.80
                -------------------------------------------------------
                            9th                              0.60
                -------------------------------------------------------
                            10th                             0.40
                -------------------------------------------------------
                            11th                             0.20
                -------------------------------------------------------
                       12th and later                        0.00
                -------------------------------------------------------


         If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured's rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.


         If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

PARTIAL SURRENDER CHARGE

         If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.


REDUCTION OF CHARGES

         This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

         We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

         Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY?

         We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy.

ACCIDENTAL DEATH BENEFIT


         This Agreement provides an additional death benefit if the insured's death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.


ADDITIONAL INSURED TERM INSURANCE AGREEMENT

         This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life policy without evidence of insurability.

         Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased specified amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements, and it is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to all of the provisions in the Policy.


BUSINESS ACCOUNTING BENEFIT


         This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of five insureds under the plan. Under this Agreement, during the first eleven policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original specified amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the specified amount of insurance during the first eleven policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased specified amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement.


CHILDREN'S TERM INSURANCE AGREEMENT

         This Agreement provides term insurance on one or more children of the insured of the Policy in amounts specified in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child's twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child's twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.


         Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge will be based on the attained age, gender and rate class of the insured child. The cost of insurance rate will not exceed the rate set forth in the Additional Policy Specifications of the Policy. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

DISABILITY WAIVER OF MONTHLY DEDUCTION

         This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured's sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

DISABILITY WAIVER OF MONTHLY DEDUCTION AND DISABILITY MONTHLY PREMIUM DEPOSIT AGREEMENT


         This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.


GUARANTEED CONTINUATION OF POLICY


         This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest equals or exceeds the "total guaranteed continuation of policy premium." The "total guaranteed continuation of policy premium" is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen, and is stated in the Policy. If the insured is disabled, and premiums are being paid pursuant to a Disability Monthly Premium Deposit Agreement, the "total guaranteed continuation of policy premium" is the stipulated premium defined in that Agreement. While this Agreement is in force, the allocation or transfer of amounts to subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Accidental Death Benefit; Additional Insured Term Insurance; Guaranteed Withdrawal Benefit; or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.


GUARANTEED OPTION TO EXTEND MATURITY DATE


         This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy (other than the Supplemental Term Insurance Agreement). The cost of insurance charge for this Agreement is based on the attained age and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time prior to age 90. The option to extend the maturity date is subject to the provisions in the Agreement.


GUARANTEED OPTION TO INCREASE SPECIFIED AMOUNT


         This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Withdrawal Benefit Rider. This option is subject to the provisions in the Agreement.

GUARANTEED WITHDRAWAL BENEFIT AGREEMENT


         This Agreement provides the owner with the ability to receive guaranteed withdrawal amounts from the Benefit Base, upon satisfaction of a Waiting Period. You may add the Agreement to your base Policy only at the time you purchase your Policy. Penn Mutual reserves the right to make the availability of this Agreement contingent upon the investment of the entire policy value, according to an asset allocation program established by Penn Mutual for the entire period the Agreement is in effect. At the present time, no asset allocation program will be required for this Agreement. If we require an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this Agreement. The benefits are subject to the provisions in the Agreement.

The Waiting Period ends on the earlier of:

         (a) the fifteenth policy anniversary; and

         (b) the policy anniversary nearest the Insured's attainment of age 70.

GUARANTEED WITHDRAWAL PERIOD - The Guaranteed Withdrawal Period will begin on the date of the first withdrawal after the end of the Waiting Period. The Guaranteed Withdrawal Period must begin by the policy anniversary nearest the Insured's attainment of age 70 and will end at the Insured's attainment of age
85. At the time the Guaranteed Withdrawal Period commences, if the Specified Amount does not include the policy value, it will be automatically changed to include the policy value.

BENEFIT BASE - The Benefit Base establishes the total guaranteed withdrawal amount as well as the Guaranteed Annual Withdrawal Amount as defined below. The Benefit Base is the greater of (a) or (b) below, where:

         (a) is the Net Policy Value on the last policy anniversary date which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins, less cumulative withdrawals made during the period between (1) and (2), where:

                  (1) is the day after the last policy anniversary which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins; and

                  (2) is the date at which the Guaranteed Withdrawal Period begins.

         (b) is the value of the Guaranteed Withdrawal Account, as defined below, as of the first day of the Guaranteed Withdrawal Period.

Once the Guaranteed Withdrawal Period commences the Benefit Base will not be increased by any additional premiums paid, but the Benefit Base will be increased by any policy loan repayments.

GUARANTEED WITHDRAWAL ACCOUNT - The Guaranteed Withdrawal Account is defined as
(a) minus (b) minus (c) minus (d), where:

         (a) are Premiums Credited to the Guaranteed Withdrawal Account, accumulated at the Guaranteed Withdrawal Account Rate, which is currently 0.50% compounded monthly (an effective annual rate of 6%);

         (b) are partial surrenders taken during the Waiting Period accumulated at the Guaranteed Withdrawal Account Rate, compounded monthly;

         (c) is the Guaranteed Withdrawal Benefit No-Lapse Premium, shown in the Policy Specifications, accumulated at the Guaranteed Withdrawal Account Rate compounded monthly; and

         (d)      the outstanding amount of policy indebtedness.

The accumulations of values using the Guaranteed Withdrawal Account Rate that are listed above accumulate until the first day of the Guaranteed Withdrawal Period.

Premiums Credited to the Guaranteed Withdrawal Account equal the lesser of (1) and (2), minus (3), where:

         (1)      are the cumulative premiums paid into the Policy;

         (2) is the Maximum Monthly Guaranteed Withdrawal Account Premium, which is equal to 1/12 of the Policy's guideline annual premium as shown on the Policy Specifications page, multiplied by the number of months since the Policy Date; and

         (3) is the cumulative premiums previously credited to the Guaranteed Withdrawal Account.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option may result in a change to subsequent Maximum Monthly Guaranteed Withdrawal Account Premiums.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT - The Guaranteed Withdrawal Benefit guarantees that you can take withdrawals each policy year up to the Guaranteed Annual Withdrawal Amount. The initial Guaranteed Annual Withdrawal Amount is equal to the Guaranteed Annual Withdrawal Percentage, which is currently 10%, multiplied by the initial Benefit Base.

Total withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base by the amount of the withdrawals.

EFFECT OF WITHDRAWALS ON GUARANTEED ANNUAL WITHDRAWAL AMOUNT - Cumulative withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will not change the Guaranteed Annual Withdrawal Amount in subsequent policy years. Any withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount for that policy year (an "Excess Withdrawal") will reduce the Guaranteed Annual Withdrawal Amount in subsequent years in a proportional manner. The reduction is determined by multiplying the Guaranteed Annual Withdrawal Amount by the ratio of (a) to (b) where

         (a)      is the amount of the Excess Withdrawal; and

         (b)      is the Net Policy Value immediately prior to the Excess
                  Withdrawal.

The resulting Guaranteed Annual Withdrawal Amount for subsequent years cannot exceed the remaining Benefit Base after the effect of withdrawals as described below.

EFFECT OF WITHDRAWALS ON BENEFIT BASE - The Benefit Base is reduced, on a dollar-for-dollar basis, by the amount of withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount, until the Benefit Base is reduced to zero. Once the Guaranteed Annual Withdrawal Amount has been withdrawn in a policy year, any Excess Withdrawals reduce the Benefit Base until it is reduced to zero in a proportional manner. The reduction is determined by multiplying the Benefit Base by the ratio of (a) to (b) where:


         (a)      is the amount of the Excess Withdrawal; and

         (b)      is the Net Policy Value immediately prior to the Excess
                  Withdrawal.

GUARANTEED WITHDRAWAL BENEFIT NO-LAPSE GUARANTEE - Penn Mutual agrees that the Policy to which this Agreement is attached will remain in force up to the Guaranteed Withdrawal Benefit No-Lapse Date shown in the Policy Specifications if the following conditions are satisfied:

         (a)      The Insured is alive;

         (b)      The Agreement is in force;

         (c)      The Policy has not been surrendered; and

         (d) The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is satisfied.

REMAINING GUARANTEED WITHDRAWAL BENEFIT PAYMENTS IF POLICY LAPSES WITHOUT VALUE
- If the Net Cash Surrender Value is reduced to zero and any Guaranteed Withdrawal Benefits are due after the end of the Waiting Period, such Remaining Guaranteed Withdrawal Benefit Payments will be made as described below. In this situation the only provisions of the Policy and this Agreement that remain in effect are those that are associated with the Remaining Guaranteed Withdrawal Benefit Payments.

In the policy year in which the Net Cash Surrender Value is reduced to zero, the Remaining Guaranteed Withdrawal Benefit Payment made in that year is equal to the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent policy years, the Remaining Guaranteed Withdrawal Benefit Payment is the Guaranteed Annual Withdrawal Amount in effect as of the date that the Net Cash Surrender Value is reduced to zero or any remaining Benefit Base, if less.

Remaining Guaranteed Withdrawal Benefit Payments are made once each policy year.

If the total Remaining Guaranteed Withdrawal Benefit Payments due each policy year are less than $100, the Remaining Guaranteed Withdrawal Benefit Payments will be commuted and a lump sum will be paid equal to the remaining Benefit Base.

If the Net Cash Surrender Value is reduced to zero during the Waiting Period, no guaranteed withdrawal benefits are paid under this Agreement.

If the Overloan Protection Benefit Agreement is also attached to this Policy, the Remaining Guaranteed Withdrawal Benefit Payments as provided by this Agreement will continue to be made.

GUARANTEED WITHDRAWAL BENEFIT NO-LAPSE PREMIUM - The Guaranteed Withdrawal Benefit No-Lapse Premium is based on the Insured's gender, issue age, underwriting class, the death benefit option, and other supplemental benefits attached to this Policy. The Guaranteed Withdrawal Benefit No-Lapse Premium is shown in the Policy Specifications.

GUARANTEED WITHDRAWAL BENEFIT NO-LAPSE PREMIUM REQUIREMENT - The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement on a Monthly Anniversary prior to the Guaranteed Withdrawal Benefit No-Lapse Date shown in the Policy Specifications is satisfied if the sum of all premiums reduced by any partial surrenders, policy loans, and unpaid loan interest as of that Monthly Anniversary is greater than or equal to the cumulative Guaranteed Withdrawal Benefit No-Lapse Premiums as of that Monthly Anniversary.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option prior to the Guaranteed Withdrawal Benefit No-Lapse Date shown in the Policy Specifications may result in a change to subsequent Guaranteed Withdrawal Benefit No-Lapse Premiums. These changes will not affect the Guaranteed Withdrawal Benefit No-Lapse Date.

If on a Monthly Anniversary the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is not satisfied, a grace period of 61 days will be allowed for the payment of a premium sufficient to maintain the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement. If the amount required to keep the Guaranteed Withdrawal Benefit No-Lapse Guarantee in-force is not paid by the end of the grace period, the Guaranteed Withdrawal Benefit No-Lapse Guarantee will terminate and cannot be reinstated. The Guaranteed Withdrawal Benefit may continue even though the Guaranteed Withdrawal Benefit No-Lapse Guarantee is no longer in effect.

MONTHLY DEDUCTION - While this Agreement is in force, the Monthly Deduction under the Policy will include the Monthly Deduction for this Agreement. The Monthly Deduction for this Agreement is equal to the Guaranteed Withdrawal Benefit Charge multiplied by the policy value that is allocated to the subaccounts within the Separate Account. The Guaranteed Withdrawal Benefit Charge is currently 0.60% of policy value and the maximum charge is 1.00% of policy value.

TERMINATION OF AGREEMENT - This Agreement will terminate upon:

         a)       the policy anniversary nearest the Insured's attainment of age
                  85;

         b)       surrender of this Policy;

         c) lapse of this Policy and no guaranteed withdrawal benefits are due;

         d)       the date of death of the Insured;

         e) withdrawals have been taken after the end of the Waiting Period and the Benefit Base is reduced to zero;

         f) the policy anniversary nearest the Insured's attainment of age 70 when no withdrawals were taken after the end of the Waiting Period;

         g) an elective increase in face amount after the Guaranteed Withdrawal Period had commenced;

         h)       payment of any accelerated death benefit amount; or

         i)       the Monthly Anniversary which coincides with or next follows

                  (i) the receipt at Penn Mutual's home office of a written request by the owner to terminate this Agreement, and

                  (ii) the return of this Policy for the appropriate endorsement after the end of the Waiting Period.

ELECTING THIS AGREEMENT LIMITS THE AVAILABILITY OF OTHER SUPPLEMENTAL BENEFIT RIDERS - If you choose this Guaranteed Withdrawal Benefit Agreement, you will not be able to elect the following riders:

         o        Accidental Death Benefit;

         o        Guaranteed Option to Increase Specified Amount;

         o        Guaranteed Continuation of Policy;

         o        Return of Premium Term Insurance; or

         o        Additional Insured Term Insurance.

RETURN OF PREMIUM TERM INSURANCE


         This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthiversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement include the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement are based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The term insurance provided under the Agreement is subject to the provisions of the Agreement.


SUPPLEMENTAL TERM INSURANCE AGREEMENT

         This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

         Option 1 - The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement or (b) the "applicable percentage" of the policy value on the date of the insured's death.

         Option 2 - The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured's death or (b) the "applicable percentage" of the policy value on the date of the insured's death.

Additional information on the death benefit options may be found under HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? in this prospectus.

         The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $5,000.

         The monthly deductions under the Policy may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix D.

         The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

         It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

         You may add this Agreement to your base Policy only at the time you purchase your Policy.


SUPPLEMENTAL EXCHANGE AGREEMENT


         The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.


OVERLOAN PROTECTION BENEFIT AGREEMENT


         This Agreement allows the policyholder to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured's attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.5% of the policy value, which is imposed when the benefit is exercised.


         Certain changes are made to the Policy as a result of the benefit being exercised, including

         o the transfer of all values in the subaccounts of the Separate Account to the fixed income account, which will then be credited with interest;

         o all supplemental agreements attached to the Policy will be terminated, except for the Option to Extend the Maturity Date agreement;

         o no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

         o        no further changes may be made to the Policy.


         This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

ACCELERATED DEATH BENEFIT

         The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

         o The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

         o The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

         o Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

         The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

         The Accelerated Death Benefit is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months' worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.


GENERAL RULES AND LIMITATIONS


         Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.


WHAT IS A POLICY LOAN?

         You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

         Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

         You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

         If your Policy lapses (see WHAT PAYMENTS MUST BE PAID UNDER THE POLICY?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW? in this prospectus.

         The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

         If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW CAN I WITHDRAW MONEY FROM THE POLICY?

FULL SURRENDER


         You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your "net cash surrender value."


PARTIAL SURRENDER

         You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

         o the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

         o no more than four partial surrenders may be made in a policy year;

         o        each partial surrender must be at least $250;

         o a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

         o during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

         If you elect Death Benefit Option 1 (see HOW MUCH LIFE INSURANCE DOES THE POLICY PROVIDE? in this prospectus), a partial surrender may reduce your specific amount of insurance - by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy and (b) the specified amount of insurance. If you have increased the initial specified amount, any reduction will be applied to the most recent increase.


         Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.


         Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

CAN I CHOOSE DIFFERENT PAYOUT OPTIONS UNDER THE POLICY?

CHOOSING A PAYOUT OPTION

         You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

CHANGING A PAYMENT OPTION

         You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

TAX IMPACT OF CHOOSING A PAYMENT OPTION

         There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

HOW IS THE POLICY TREATED UNDER FEDERAL INCOME TAX LAW?


         Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a "modified endowment contract" under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").


         To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.


         If it is subsequently determined that the Policy does not satisfy
Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.


         Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. ss. 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

         The IRS has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner's gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or additional rulings are issued, the Policies may need to be modified to comply with them.


IRC QUALIFICATION

         Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests -- a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

         o Cash Value Accumulation Test - Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.


         o Guideline Premium/Cash Value Corridor Test - The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.


         The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

         The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

MODIFIED ENDOWMENT CONTRACTS

         The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

         Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

         All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

         The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

           Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's Beneficiary.


POLICY LOAN INTEREST

         Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

INVESTMENT IN THE POLICY

         Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

TAX CONSEQUENCES OF THE GUARANTEED OPTION TO EXTEND MATURITY DATE


         The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

TAX CONSEQUENCES OF THE GUARANTEED WITHDRAWAL BENEFIT AGREEMENT

         The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy's cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy's cash value.

         There are no definitions for the terms "cash value" or "cash surrender value" in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax advisor prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.


OTHER TAX CONSIDERATIONS

         The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

         The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

         The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

ARE THERE OTHER CHARGES THAT PENN MUTUAL COULD DEDUCT IN THE FUTURE?

         We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

         Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

HOW DO I COMMUNICATE WITH PENN MUTUAL?

GENERAL RULES

         You may mail all checks and money orders for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks and money orders to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

         Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

         o policy loans in excess of $25,000, and full and partial surrenders;

         o        change of death benefit option;

         o        changes in specified amount of insurance;

         o        change of beneficiary;


         o        election of payment option for policy proceeds; and


         o        tax withholding elections.

         You should mail or express these requests to our office. You should also send notice of the insured person's death and related documentation to our office. Communications are not treated as "received" until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.


         We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.


TELEPHONE TRANSACTIONS

         You or the agent of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the agent of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

WHAT IS THE TIMING OF TRANSACTIONS UNDER THE POLICY?


         Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. Death benefits will be based on values as of the date of death.


         We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.


         We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.


         We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

HOW DOES PENN MUTUAL COMMUNICATE WITH ME?


         At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.


DO I HAVE THE RIGHT TO CANCEL THE POLICY?

         You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

         In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

         In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the "free look" period. At the end of the period, the money will be transferred to the investment options you have chosen.


                     THE PENN MUTUAL LIFE INSURANCE COMPANY

         Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

         We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.


         Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

         Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

         If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.


                      VOTING SHARES OF THE INVESTMENT FUNDS

         We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

         To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner's policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

         We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

                                  LEGAL MATTERS

         Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

                            DISTRIBUTION ARRANGEMENTS


         Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. ("HTK") to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

        Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales (up to 50% for a VUL II policy), 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years.

         In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.


         Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a "preferred" status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.


         Finally, within certain limits imposed by the NASD, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.


         All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

         Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.


                              FINANCIAL STATEMENTS

         The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of addition information, which may be obtained from The Penn Mutual Life Insurance Company,
Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------


                         SAMPLE MINIMUM INITIAL PREMIUMS

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

------------------- ------------------ ------------------------- -------------------
    ISSUE AGE                                                     MINIMUM INITIAL
    OF INSURED       SEX OF INSURED       BASE DEATH BENEFIT          PREMIUM
------------------- ------------------ --------------------------- -----------------
        25                  M                    $50,000                 $359
------------------- ------------------ --------------------------- -----------------
        30                  F                    $75,000                 $496
------------------- ------------------ --------------------------- -----------------
        35                  M                    $75,000                 $584
------------------- ------------------ --------------------------- -----------------
        40                  F                   $100,000                 $859
------------------- ------------------ --------------------------- -----------------
        45                  M                   $100,000               $1,124
------------------- ------------------ --------------------------- -----------------
        50                  F                   $100,000               $1,185
------------------- ------------------ --------------------------- -----------------
        55                  M                   $100,000               $1,658
------------------- ------------------ --------------------------- -----------------
        60                  F                    $75,000               $1,362
------------------- ------------------ --------------------------- -----------------
        65                  M                    $75,000               $2,156
------------------- ------------------ --------------------------- -----------------
        70                  F                    $50,000               $1,641
------------------- ------------------ --------------------------- -----------------

--------------------------------------------------------------------------------
APPENDIX B
--------------------------------------------------------------------------------


                    APPLICABLE PERCENTAGES UNDER THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

  ATTAINED               ATTAINED             ATTAINED                ATTAINED                 ATTAINED
     AGE          %        AGE        %         AGE          %           AGE           %          AGE         %
  --------      ----     --------    ----     --------     ----       --------        ----     --------     ----
    0-40        250%        51       178%        62        126%          73           109%        84        105%
     41         243%        52       171%        63        124%          74           107%        85        105%
     42         236%        53       164%        64        122%          75           105%        86        105%
     43         229%        54       157%        65        120%          76           105%        87        105%
     44         222%        55       150%        66        119%          77           105%        88        105%
     45         215%        56       146%        67        118%          78           105%        89        105%
     46         209%        57       142%        68        117%          79           105%        90        105%
     47         203%        58       138%        69        116%          80           105%        91        104%
     48         197%        59       134%        70        115%          81           105%        92        103%
     49         191%        60       130%        71        113%          82           105%        93        102%
     50         185%        61       128%        72        111%          83           105%       94-99      101%


                       SAMPLE APPLICABLE PERCENTAGES UNDER THE CASH VALUE ACCUMULATION TEST

                                MALE NON-TOBACCO

  ATTAINED                 ATTAINED              ATTAINED                ATTAINED               ATTAINED
     AGE          %          AGE         %         AGE           %          AGE        %           AGE           %
  --------      ----       --------     ----     --------      ----      --------     ----      --------       ----

    0-19         N/A          36       417.61%       53       240.32%       69       156.24%        85       119.81%
     20        699.48%        37       403.76%       54       233.12%       70       152.83%        86       118.55%
     21        679.26%        38       390.40%       55       226.22%       71       149.57%        87       117.38%
     22        659.36%        39       377.52%       56       219.61%       72       146.49%        88       116.28%
     23        639.73%        40       365.11%       57       213.30%       73       143.58%        89       115.23%
     24        620.39%        41       353.15%       58       207.25%       74       140.85%        90       114.21%
     25        601.33%        42       341.65%       59       201.45%       75       138.30%        91       113.20%
     26        582.53%        43       330.57%       60       195.91%       76       135.91%        92       112.17%
     27        564.06%        44       319.91%       61       190.60%       77       133.67%        93       111.08%
     28        545.97%        45       309.63%       62       185.53%       78       131.57%        94       109.92%
     29        528.29%        46       299.75%       63       180.70%       79       129.58%        95       108.65%
     30        511.04%        47       290.24%       64       176.09%       80       127.70%        96       107.27%
     31        494.24%        48       281.10%       65       171.71%       81       125.91%        97       105.80%
     32        477.93%        49       272.29%       66       167.55%       82       124.22%        98       104.25%
     33        462.11%        50       263.82%       67       163.60%       83       122.64%        99       102.60%
     34        446.78%        51       255.67%       68       159.83%       84       121.17%       100       100.00%
     35        431.94%        52       247.84%

                                                FEMALE NON-TOBACCO

  ATTAINED                 ATTAINED              ATTAINED                ATTAINED               ATTAINED
     AGE          %          AGE         %         AGE           %          AGE        %           AGE           %
  --------      ----       --------     ----     --------      ----      --------     ----      --------       ----
    0-19         N/A          36       468.31%       53       270.97%       69       171.23%        85       122.77%
     20        796.54%        37       452.83%       54       262.85%       70       166.87%        86       121.08%
     21        771.20%        38       437.93%       55       255.03%       71       162.66%        87       119.50%
     22        746.54%        39       423.58%       56       247.50%       72       158.63%        88       118.03%
     23        722.57%        40       409.78%       57       240.24%       73       154.80%        89       116.64%
     24        699.24%        41       396.51%       58       233.24%       74       151.16%        90       115.32%
     25        676.63%        42       383.77%       59       226.46%       75       147.74%        91       114.03%
     26        654.62%        43       371.51%       60       219.89%       76       144.52%        92       112.76%
     27        633.28%        44       359.71%       61       213.54%       77       141.49%        93       111.49%
     28        612.56%        45       348.34%       62       207.41%       78       138.64%        94       110.17%
     29        592.47%        46       337.38%       63       201.52%       79       135.95%        95       108.79%
     30        572.99%        47       326.82%       64       195.89%       80       133.39%        96       107.34%
     31        554.12%        48       316.63%       65       190.51%       81       130.98%        97       105.82%
     32        535.83%        49       306.81%       66       185.37%       82       128.71%        98       104.26%
     33        518.10%        50       297.34%       67       180.47%       83       126.58%        99       102.60%
     34        500.93%        51       288.22%       68       175.76%       84       124.60%       100       100.00%
     35        484.36%        52       279.43%

                       SAMPLE APPLICABLE PERCENTAGES UNDER THE CASH VALUE ACCUMULATION TEST


                                                  MALE TOBACCO

  ATTAINED                 ATTAINED              ATTAINED                ATTAINED               ATTAINED
     AGE          %          AGE         %         AGE           %          AGE        %           AGE           %
  --------      ----       --------     ----     --------      ----      --------     ----      --------       ----
    0-19         N/A          36       342.96%       53       206.34%       69       144.93%        85       118.30%
     20        567.36%        37       331.98%       54       201.00%       70       142.45%        86       117.35%
     21        551.35%        38       321.41%       55       195.91%       71       140.09%        87       116.44%
     22        535.65%        39       311.26%       56       191.05%       72       137.84%        88       115.56%
     23        520.14%        40       301.52%       57       186.43%       73       135.71%        89       114.71%
     24        504.81%        41       292.18%       58       182.01%       74       133.71%        90       113.85%
     25        489.67%        42       283.23%       59       177.78%       75       131.84%        91       112.97%
     26        474.70%        43       274.66%       60       173.72%       76       130.10%        92       112.04%
     27        459.94%        44       266.46%       61       169.84%       77       128.48%        93       111.02%
     28        445.46%        45       258.59%       62       166.14%       78       126.96%        94       109.89%
     29        431.30%        46       251.07%       63       162.61%       79       125.52%        95       108.65%
     30        417.48%        47       243.85%       64       159.26%       80       124.15%        96       107.27%
     31        404.05%        48       236.93%       65       156.08%       81       122.84%        97       105.80%
     32        391.02%        49       230.29%       66       153.08%       82       121.59%        98       104.25%
     33        378.39%        50       223.92%       67       150.23%       83       120.42%        99       102.60%
     34        366.17%        51       217.79%       68       147.52%       84       119.32%       100       100.00%
     35        354.36%        52       211.94%


                                                  FEMALE TOBACCO

  ATTAINED                 ATTAINED              ATTAINED                ATTAINED               ATTAINED
     AGE          %          AGE         %         AGE           %          AGE        %           AGE           %
  --------      ----       --------     ----     --------      ----      --------     ----      --------       ----
    0-19         N/A          36       413.45%       53       247.46%       69       163.93%        85       121.86%
     20        700.22%        37       400.10%       54       240.74%       70       160.19%        86       120.34%
     21        677.90%        38       387.29%       55       234.28%       71       156.56%        87       118.94%
     22        656.20%        39       375.01%       56       228.06%       72       153.07%        88       117.61%
     23        635.13%        40       363.24%       57       222.06%       73       149.74%        89       116.35%
     24        614.65%        41       351.98%       58       216.25%       74       146.59%        90       125.11%
     25        594.81%        42       341.22%       59       210.60%       75       143.63%        91       113.90%
     26        575.52%        43       330.93%       60       205.10%       76       140.85%        92       112.70%
     27        556.84%        44       321.06%       61       199.75%       77       138.24%        93       111.46%
     28        538.74%        45       311.58%       62       194.58%       78       135.78%        94       110.17%
     29        521.19%        46       302.46%       63       189.59%       79       133.44%        95       108.79%
     30        504.21%        47       293.69%       64       184.82%       80       131.22%        96       107.34%
     31        487.80%        48       285.25%       65       180.27%       81       129.11%        97       105.82%
     32        471.91%        49       277.11%       66       175.93%       82       127.12%        98       104.26%
     33        456.54%        50       269.27%       67       171.78%       83       125.23%        99       102.60%
     34        441.67%        51       261.73%       68       167.79%       84       123.48%       100       100.00%
     35        427.33%        52       254.46%

--------------------------------------------------------------------------------
APPENDIX C
--------------------------------------------------------------------------------


                             MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE
                            CURRENT RATES PER $1,000 OF INITIAL FACE AMOUNT*

              NON-TOBACCO (POLICY YEARS 1-5)                             NON-TOBACCO (POLICY YEARS 6-10)

    ISSUE AGE           MALE            FEMALE           UNISEX           MALE            FEMALE           UNISEX
    ---------           ----            ------           ------           ----            ------           ------
        5               0.07             0.06             0.07            0.04             0.03             0.04
       10               0.07             0.06             0.07            0.04             0.03             0.04
       15               0.08             0.07             0.08            0.04             0.04             0.04
       20               0.07             0.07             0.07            0.04             0.04             0.04
       25               0.09             0.09             0.09            0.05             0.05             0.05
       30               0.10             0.09             0.10            0.05             0.05             0.05
       35               0.12             0.11             0.12            0.06             0.06             0.06
       40               0.15             0.13             0.14            0.08             0.07             0.07
       45               0.18             0.14             0.17            0.09             0.07             0.09
       50               0.18             0.16             0.18            0.09             0.08             0.09
       55               0.18             0.17             0.18            0.09             0.09             0.09
       60               0.21             0.17             0.20            0.11             0.09             0.10
       65               0.24             0.17             0.23            0.12             0.09             0.12
       70               0.26             0.21             0.25            0.13             0.11             0.13
       75               0.27             0.24             0.26            0.14             0.12             0.13
       80               0.27             0.24             0.26            0.14             0.12             0.13
       85               0.27             0.24             0.26            0.14             0.12             0.13


                              MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE
                             CURRENT RATES PER $1,000 OF INITIAL FACE AMOUNT*

                TOBACCO (POLICY YEARS 1-5)                                 TOBACCO (POLICY YEARS 6-10)

    ISSUE AGE           MALE            FEMALE           UNISEX           MALE            FEMALE           UNISEX
    ---------           ----            ------           ------           ----            ------           ------
        5               0.07             0.06             0.07            0.04             0.03             0.04
       10               0.07             0.06             0.07            0.04             0.03             0.04
       15               0.08             0.07             0.08            0.04             0.04             0.04
       20               0.09             0.08             0.09            0.05             0.04             0.05
       25               0.11             0.10             0.11            0.06             0.05             0.06
       30               0.13             0.10             0.12            0.07             0.05             0.06
       35               0.14             0.12             0.14            0.07             0.06             0.07
       40               0.17             0.14             0.16            0.09             0.07             0.08
       45               0.20             0.15             0.19            0.10             0.08             0.10
       50               0.20             0.17             0.19            0.10             0.09             0.10
       55               0.20             0.18             0.20            0.10             0.09             0.10
       60               0.23             0.19             0.22            0.12             0.10             0.11
       65               0.26             0.20             0.25            0.13             0.10             0.13
       70               0.28             0.23             0.27            0.14             0.12             0.14
       75               0.29             0.26             0.28            0.15             0.13             0.14
       80               0.29             0.26             0.28            0.15             0.13             0.14
       85               0.29             0.26             0.28            0.15             0.13             0.14

* Representative figures shown. For issue ages not listed, please ask your registered representative.

                                   MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE
                                 GUARANTEED RATES PER $1,000 OF INITIAL FACE AMOUNT
                                                   ALL POLICIES*

                        NON-TOBACCO                                                  TOBACCO

    ISSUE AGE           MALE            FEMALE           UNISEX           MALE            FEMALE           UNISEX
    ---------           ----            ------           ------           ----            ------           ------
        5               0.08             0.07             0.08            0.08             0.07             0.08
       10               0.08             0.07             0.08            0.08             0.07             0.08
       15               0.10             0.08             0.09            0.10             0.08             0.09
       20               0.08             0.07             0.08            0.10             0.08             0.10
       25               0.10             0.09             0.09            0.12             0.10             0.11
       30               0.10             0.09             0.10            0.13             0.10             0.13
       35               0.13             0.11             0.12            0.16             0.13             0.15
       40               0.15             0.13             0.14            0.19             0.15             0.18
       45               0.18             0.15             0.17            0.23             0.17             0.22
       50               0.22             0.18             0.21            0.28             0.21             0.27
       55               0.28             0.23             0.27            0.29             0.26             0.29
       60               0.29             0.28             0.29            0.29             0.29             0.29
       65               0.29             0.29             0.29            0.29             0.29             0.29
       70               0.29             0.29             0.29            0.29             0.29             0.29
       75               0.29             0.29             0.29            0.29             0.29             0.29
       80               0.29             0.29             0.29            0.29             0.29             0.29
       85               0.29             0.29             0.29            0.29             0.29             0.29

* Representative figures shown. For issue ages not listed, please ask your registered representative.

--------------------------------------------------------------------------------
APPENDIX D
--------------------------------------------------------------------------------


                                   MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE
                               GUARANTEED RATES PER $1,000 OF TERM INSURANCE BENEFIT
                                         SUPPLEMENTAL TERM INSURANCE RIDER



                        NON-TOBACCO                                                  TOBACCO

    ISSUE AGE           MALE            FEMALE           UNISEX           MALE            FEMALE           UNISEX
    ---------           ----            ------           ------           ----            ------           ------
        5               0.13             0.12             0.13            0.13             0.12             0.13
       10               0.13             0.12             0.13            0.13             0.12             0.13
       15               0.15             0.13             0.14            0.15             0.13             0.14
       20               0.13             0.12             0.13            0.15             0.13             0.15
       25               0.15             0.14             0.14            0.17             0.15             0.16
       30               0.15             0.14             0.15            0.18             0.15             0.18
       35               0.18             0.16             0.17            0.21             0.18             0.20
       40               0.20             0.18             0.19            0.24             0.20             0.23
       45               0.23             0.20             0.22            0.28             0.22             0.27
       50               0.27             0.23             0.26            0.33             0.26             0.32
       55               0.33             0.28             0.32            0.34             0.31             0.34
       60               0.34             0.33             0.34            0.34             0.34             0.34
       65               0.34             0.34             0.34            0.34             0.34             0.34
       70               0.34             0.34             0.34            0.34             0.34             0.34
       75               0.34             0.34             0.34            0.34             0.34             0.34
       80               0.34             0.34             0.34            0.34             0.34             0.34
       85               0.34             0.34             0.34            0.34             0.34             0.34

Representative figures shown. For issue ages not listed, please ask your registered representative.

                       STATEMENT OF ADDITIONAL INFORMATION


         A free copy of the Statement of Additional Information ("SAI"), dated May 1, 2006, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


         In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

         Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I's Investment Company Act registration number is 811-05006.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                         CORNERSTONE VUL II, III and IV

   each a flexible premium adjustable variable life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               and funded through

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     The Penn Mutual Life Insurance Company

                             Philadelphia, PA 19172

                                  800-523-0650

                                   May 1, 2006

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Cornerstone VUL II, III and IV prospectuses dated May 1, 2006. A copy of the prospectus for each Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - C3P, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

                                Table of Contents


         Federal Income Tax Considerations..............................2

         Sale of the Policies...........................................6

         Performance Information........................................6

         Financial Statements...........................................6

FEDERAL INCOME TAX CONSIDERATIONS

         The following summary provides a general description of the Federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on Penn Mutual's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

TAX STATUS OF EACH POLICY

         To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by
Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that a Policy will meet the
Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

         If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. ss. 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

         The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, the contracts may need to be modified to comply with them.

IRC QUALIFICATION

         For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests -- a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of a Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

         o Cash Value Accumulation Test - Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

         o Guideline Premium/Cash Value Corridor Test - A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

         The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

         The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

         The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

         We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

MODIFIED ENDOWMENT CONTRACTS

         The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

         Due to a Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause a Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

         All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

         The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause a Policy to be treated as a modified endowment contract.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

           Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

         Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in a Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

         Loans from, or secured by, a Policy that is not classified as a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

         Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

POLICY LOAN INTEREST

         Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax advisor before deducting any interest paid in respect of a policy loan.

INVESTMENT IN A POLICY

         Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

TAX CONSEQUENCES OF THE GUARANTEED OPTION TO EXTEND MATURITY DATE

         The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

TAX CONSEQUENCES OF THE GUARANTEED WITHDRAWAL BENEFIT AGREEMENT

         The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy's cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy's cash value.

         There are no definitions for the terms "cash value" or "cash surrender value" in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax advisor prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

OTHER TAX CONSIDERATIONS

         The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

         The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

         The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICIES

         Hornor, Townsend & Kent, Inc. ("HTK"), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Suite 4C, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

         With respect to VUL IV Policies, Penn Mutual compensated HTK in the approximate amounts of $245,324, $282,653 and $293,971 for the years ending December 31, 2003, 2004, and 2005 respectively, for its services as principal underwriter.

         With respect to VUL III Policies, Penn Mutual compensated HTK in the approximate amounts of $33,933, $23,693 and $20,679 for the years ending December 31, 2003, 2004, and 2005 respectively, for its services as principal underwriter.

         With respect to VUL II Policies, Penn Mutual compensated HTK in the approximate amounts of $23,625, $9,134, and $12,977 for the years ending December 31, 2003, 2004, and 2005 respectively, for its services as principal underwriter.

PERFORMANCE INFORMATION

         We provide performance information for the investment funds offered as investment options under a Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policies. Inclusion of these charges would reduce the performance information.

FINANCIAL STATEMENTS

         The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF NET ASSETS - DECEMBER 31, 2005
-------------------------------------------------------------------------------

                                                                                         LIMITED
                                                                           MONEY      MATURITY BOND     QUALITY       HIGH YIELD
                                                            TOTAL       MARKET FUND+      FUND +       BOND FUND+     BOND FUND+
                                                         ------------   ------------  -------------   ------------  -------------
INVESTMENT IN FUND SHARES
Number of Shares                                                          42,514,724        897,910      3,434,249      2,894,485
Cost                                                     $942,257,852   $ 42,514,724   $  9,453,568   $ 36,385,636   $ 23,487,823

ASSETS:
Investments at market value                              $965,654,519   $ 42,514,724   $  9,203,576   $ 34,960,650   $ 21,969,144

LIABILITIES:
Due to The Penn Mutual Life Insurance Company            $     14,583   $        472   $        132   $        511   $        344

                                                         ------------   ------------   ------------   ------------   ------------
NET ASSETS                                               $965,639,936   $ 42,514,252   $  9,203,444   $ 34,960,139   $ 21,968,800
                                                         ============   ============   ============   ============   ============



PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                        LIMITED
                                                                         MONEY       MATURITY BOND    QUALITY BOND     HIGH YIELD
                                                           TOTAL      MARKET FUND+      FUND +           FUND+         BOND FUND+
                                                       ------------   ------------   -------------    ------------    ------------
NET INVESTMENT INCOME (LOSS):
Dividends                                              $ 12,659,044    $  1,155,868   $    368,387    $  1,473,121    $  1,521,201
EXPENSE:
Mortality and expense risk charges                       14,324,263         924,206        125,156         589,505         366,011
                                                       ------------    ------------   ------------    ------------    ------------

Net investment income (loss)                             (1,665,219)        231,662        243,231         883,616       1,155,190
                                                       ------------    ------------   ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS:
Realized gains (losses) from redemption of fund
     shares                                               4,714,370               -         (7,388)          7,326         (88,093)
Realized gains distributions                             32,402,734               -              -         535,890               -
                                                       ------------    ------------   ------------    ------------    ------------

Net realized gains (losses) from investment
     transactions                                        37,117,104               -         (7,388)        543,216         (88,093)
Net change in unrealized appreciation (depreciation)
     of investments                                      14,426,175               -       (163,482)     (1,250,172)       (737,753)
                                                       ------------    ------------   ------------    ------------    ------------

Net realized and unrealized gains (losses) on
     investments                                         51,543,279               -       (170,870)       (706,956)       (825,846)
                                                       ------------    ------------   ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                   $ 49,878,060    $    231,662   $     72,361    $    176,660    $    329,344
                                                       ============    ============   ============    ============    ============


+     Investment in Penn Series Funds, Inc , an affiliate of Separate Account
++    Investment in Neuberger Berman Advisers Management Trust
+++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++  Investment in Van Kampen's The Universal Institutional Funds, Inc
*     Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund
**    Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth
      Fund


   The accompanying notes are an integral part of these financial statements

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF NET ASSETS - DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                    FLEXIBLY                         LARGE CAP       LARGE CAP
                                                    MANAGED        GROWTH STOCK        VALUE           GROWTH          INDEX 500
                                                     FUND+             FUND+*          FUND +           FUND +           FUND +
                                                  ------------     ------------     ------------     ------------     ------------
INVESTMENT IN FUND SHARES
Number of Shares                                     7,916,759        2,057,233        3,677,806          751,501       13,703,685
Cost                                              $176,944,720     $ 39,983,765     $ 68,114,043     $  7,743,509     $118,513,050

ASSETS:
Investments at market value                       $202,589,875     $ 26,785,177     $ 64,582,282     $  8,108,697     $117,577,618

LIABILITIES:
Due to The Penn Mutual Life Insurance Company     $      3,022     $        443     $      1,139     $         58     $      1,570

                                                  ------------     ------------     ------------     ------------     ------------
NET ASSETS                                        $202,586,853     $ 26,784,734     $ 64,581,143     $  8,108,639     $117,576,048
                                                  ============     ============     ============     ============     ============



PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005


                                                         FLEXIBLY                       LARGE CAP       LARGE CAP
                                                         MANAGED       GROWTH STOCK       VALUE          GROWTH         INDEX 500
                                                          FUND+           FUND+*          FUND +          FUND +          FUND +
                                                       ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS):
Dividends                                              $  2,927,131    $     28,369    $    739,190    $     12,843    $  1,823,108
EXPENSE:
Mortality and expense risk charges                        3,194,899         320,190         833,116         221,952       1,946,056
                                                       ------------    ------------    ------------    ------------    ------------

Net investment income (loss)                               (267,768)       (291,821)        (93,926)       (209,109)       (122,948)
                                                       ------------    ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS:
Realized gains (losses) from redemption of fund
     shares                                               5,323,613      (2,342,330)       (148,912)        150,178       1,475,085
Realized gains distributions                             14,590,991               -       4,250,685          61,251               -
                                                       ------------    ------------    ------------    ------------    ------------

Net realized gains (losses) from investment
     transactions                                        19,914,604      (2,342,330)      4,101,773         211,429       1,475,085
Net change in unrealized appreciation (depreciation)
     of investments                                      (8,195,534)      3,892,114      (2,905,906)        (83,682)      1,712,299
                                                       ------------    ------------    ------------    ------------    ------------

Net realized and unrealized gains (losses) on
     investments                                         11,719,070       1,549,784       1,195,867         127,747       3,187,384
                                                       ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                   $ 11,451,302    $  1,257,963    $  1,101,941    $    (81,362)   $  3,064,436
                                                       ============    ============    ============    ============    ============


+    Investment in Penn Series Funds, Inc , an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc
*    Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund
**   Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth
     Fund


   The accompanying notes are an integral part of these financial statements

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF NET ASSETS - DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                  MID CAP      MID CAP      STRATEGIC     SMALL CAP      SMALL CAP
                                                  GROWTH        VALUE         VALUE         GROWTH         VALUE     INTERNATIONAL
                                                   FUND +       FUND +         FUND +       FUND+**        FUND +     EQUITY FUND+
                                                -----------   -----------   -----------   -----------   -----------  -------------
INVESTMENT IN FUND SHARES
Number of Shares                                  4,187,393     3,028,547     1,073,002     2,030,076     3,240,888     3,286,425
Cost                                            $31,241,559   $36,930,950   $12,410,185   $47,751,697   $49,944,862   $55,447,092

ASSETS:
Investments at market value                     $33,206,024   $39,280,254   $14,109,979   $41,291,745   $53,053,333   $68,719,151

LIABILITIES:
Due to The Penn Mutual Life Insurance Company   $       437   $       650   $       150   $       680   $       796   $     1,120
                                                -----------   -----------   -----------   -----------   -----------   -----------
 NET ASSETS                                     $33,205,587   $39,279,604   $14,109,829   $41,291,065   $53,052,537   $68,718,031
                                                ===========   ===========   ===========   ===========   ===========   ===========



PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005


                                             MID CAP      MID CAP       STRATEGIC       SMALL CAP     SMALL CAP     INTERNATIONAL
                                             GROWTH        VALUE          VALUE          GROWTH         VALUE          EQUITY
                                             FUND +        FUND +         FUND +         FUND+**        FUND +          FUND+
                                          -----------    -----------    -----------    -----------    -----------   -------------
NET INVESTMENT INCOME (LOSS):
Dividends                                 $         -    $   239,119    $    62,853    $         -    $   208,332    $   244,478
EXPENSE:
Mortality and expense risk charges            471,072        523,862        218,491        532,202        872,197        755,147
                                          -----------    -----------    -----------    -----------    -----------    -----------

Net investment income (loss)                 (471,072)      (284,743)      (155,638)      (532,202)      (663,865)      (510,669)
                                          -----------    -----------    -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption
     of fund shares                          (105,671)     1,215,816        506,443     (1,565,456)     1,501,639        732,257
Realized gains distributions                        -      6,330,519        771,153              -      3,485,651              -
                                          -----------    -----------    -----------    -----------    -----------    -----------

Net realized gains (losses) from
     investment transactions                 (105,671)     7,546,335      1,277,596     (1,565,456)     4,987,290        732,257
Net change in unrealized appreciation
     (depreciation) of investments          3,655,574     (3,512,459)      (386,617)     4,013,394     (3,243,077)     8,609,966
                                          -----------    -----------    -----------    -----------    -----------    -----------

Net realized and unrealized gains
     (losses) on investments                3,549,903      4,033,876        890,979      2,447,938      1,744,213      9,342,223
                                          -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            $ 3,078,831    $ 3,749,133    $   735,341    $ 1,915,736    $ 1,080,348    $ 8,831,554
                                          ===========    ===========    ===========    ===========    ===========    ===========


+    Investment in Penn Series Funds, Inc , an affiliate of Separate Account
++   Investment in Neuberger Berman Advisers Management Trust
+++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++ Investment in Van Kampen's The Universal Institutional Funds, Inc
*    Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund
**   Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth
     Fund


   The accompanying notes are an integral part of these financial statements

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF NET ASSETS - DECEMBER 31, 2005
-------------------------------------------------------------------------------

                                                                                                                       EMERGING
                                                                                                                       MARKETS
                                                                                                                       EQUITY
                                               REIT       BALANCED    EQUITY INCOME    GROWTH      ASSET MANAGER       (INT'L)
                                              FUND +     PORTFOLIO++   PORTFOLIO+++  PORTFOLIO+++   PORTFOLIO+++    PORTFOLIO++++
                                           -----------   -----------   ------------  ------------   ------------    -------------
INVESTMENT IN FUND SHARES
Number of Shares                               751,456     1,362,190      1,986,848    2,300,197         768,506        1,532,710
Cost                                       $10,134,885   $16,031,799    $45,226,905  $86,110,288     $11,750,840      $16,135,952

ASSETS:
Investments at market value                $11,211,730   $14,194,017    $50,644,765  $77,516,624     $11,558,328      $22,576,826

LIABILITIES:
Due to The Penn Mutual Life Insurance      $       117   $       216    $       862  $     1,355     $       203      $       306
     Company
                                           -----------   -----------    -----------  -----------     -----------      -----------
NET ASSETS                                 $11,211,613   $14,193,801    $50,643,903  $77,515,269     $11,558,125      $22,576,520
                                           ===========   ===========    ===========  ===========     ===========      ===========



PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                                                       EMERGING
                                                                                                                       MARKETS
                                                                                                                       EQUITY
                                              REIT        BALANCED    EQUITY INCOME    GROWTH      ASSET MANAGER       (INT'L)
                                             FUND +      PORTFOLIO++   PORTFOLIO+++  PORTFOLIO+++   PORTFOLIO+++    PORTFOLIO++++
                                          ------------   -----------   ------------  ------------   ------------    -------------
NET INVESTMENT INCOME (LOSS):
Dividends                                 $   211,815    $   133,312    $   775,548    $   371,796    $   299,481    $    63,092
EXPENSE:
Mortality and expense risk charges            230,903        200,279        663,648        936,901        151,862        246,608
                                          -----------    -----------    -----------    -----------    -----------    -----------

Net investment income (loss)                  (19,088)       (66,967)       111,900       (565,105)       147,619       (183,516)
                                          -----------    -----------    -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption
     of fund shares                           687,952     (1,280,306)       534,249     (2,580,230)       (98,175)       796,373
Realized gains distributions                  668,464              -      1,704,291              -          3,839              -
                                          -----------    -----------    -----------    -----------    -----------    -----------

Net realized gains (losses) from
     investment transactions                1,356,416     (1,280,306)     2,238,540     (2,580,230)       (94,336)       796,373
Net change in unrealized appreciation
     (depreciation) of investments           (299,425)     2,392,513       (197,430)     6,379,431        253,520      4,492,901
                                          -----------    -----------    -----------    -----------    -----------    -----------

Net realized and unrealized gains
     (losses) on investments                1,056,991      1,112,207      2,041,110      3,799,201        159,184      5,289,274
                                          -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            $ 1,037,903    $ 1,045,240    $ 2,153,010    $ 3,234,096    $   306,803    $ 5,105,758
                                          ===========    ===========    ===========    ===========    ===========    ===========


+     Investment in Penn Series Funds, Inc , an affiliate of Separate Account
++    Investment in Neuberger Berman Advisers Management Trust
+++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++  Investment in Van Kampen's The Universal Institutional Funds, Inc
*     Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund
**    Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth
      Fund

   The accompanying notes are an integral part of these financial statements

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2005
AND 2004
-------------------------------------------------------------------------------

                                                          TOTAL                    MONEY MARKET FUND+
                                              ----------------------------   ----------------------------
                                                   2005          2004            2005           2004
                                              -------------  -------------   -------------  -------------
OPERATIONS:
  Net investment income (loss)                $  (1,665,219) $    (897,489)  $     231,662  $    (571,542)
  Net realized gains (losses) from
     investment transactions                     37,117,104     20,534,638               -              -
  Net change in unrealized appreciation
     (depreciation) of investments               14,426,175     66,201,846               -              -
                                              -------------  -------------   -------------  -------------
Net increase (decrease) in net assets
  resulting from operations                      49,878,060     85,838,995         231,662       (571,542)
                                              -------------  -------------   -------------  -------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments                             155,974,852    162,625,441      26,075,648     33,442,755
  Death benefits                                 (1,800,680)    (1,532,918)        (29,916)      (113,479)
  Cost of insurance                             (57,340,200)   (54,323,206)     (2,917,346)    (3,404,864)
  Net transfers                                 (16,762,116)   (15,715,115)    (18,622,035)   (27,478,534)
  Transfer of policy loans                        5,540,767      5,045,579         374,282        197,362
  Contract administration charges                (3,630,864)    (3,323,188)       (188,030)      (161,475)
  Surrender benefits                            (45,438,098)   (42,503,590)     (4,198,928)    (5,707,848)
                                              -------------  -------------   -------------  -------------
Net increase (decrease) in net assets
  resulting from variable life
  activities                                     36,543,661     50,273,003         493,675     (3,226,083)
                                              -------------  -------------   -------------  -------------
  Total increase (decrease) in net assets        86,421,721    136,111,998         725,337     (3,797,625)
NET ASSETS:
  Beginning of year                             879,218,215    743,106,217      41,788,915     45,586,540
                                              -------------  -------------   -------------  -------------
  END OF YEAR                                 $ 965,639,936  $ 879,218,215   $  42,514,252  $  41,788,915
                                              =============  =============   =============  =============

                                                       LIMITED
                                                 MATURITY BOND FUND+
                                              ----------------------------
                                                  2005           2004
                                              -------------  -------------
OPERATIONS:
  Net investment income (loss)                $     243,231  $     152,225
  Net realized gains (losses) from
     investment transactions                         (7,388)        26,747
  Net change in unrealized appreciation
     (depreciation) of investments                 (163,482)      (117,238)
                                              -------------  -------------
Net increase (decrease) in net assets
  resulting from operations                          72,361         61,734
                                              -------------  -------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments                               1,316,716      1,118,916
  Death benefits                                    (24,911)             -
  Cost of insurance                                (610,316)      (597,681)
  Net transfers                                   1,143,032          1,706
  Transfer of policy loans                           31,902        469,510
  Contract administration charges                   (24,398)       (24,603)
  Surrender benefits                               (476,711)      (682,489)
                                              -------------  -------------
Net increase (decrease) in net assets
  resulting from variable life
  activities                                      1,355,314        285,359
                                              -------------  -------------
  Total increase (decrease) in net assets         1,427,675        347,093
NET ASSETS:
  Beginning of year                               7,775,769      7,428,676
                                              -------------  -------------
  END OF YEAR                                 $   9,203,444  $   7,775,769
                                              =============  =============




                                                    QUALITY BOND FUND+           HIGH YIELD BOND FUND+
                                              ----------------------------   ----------------------------
                                                   2005          2004            2005           2004
                                              -------------  -------------   -------------  -------------
OPERATIONS:
  Net investment income (loss)                $     883,616  $     640,103   $   1,155,190  $   1,272,847
  Net realized gains (losses) from
     investment transactions                        543,216         22,837         (88,093)      (216,599)
  Net change in unrealized appreciation
     (depreciation) of investments               (1,250,172)        27,123        (737,753)       788,899
                                              -------------  -------------   -------------  -------------
Net increase (decrease) in net assets
     resulting from operations                      176,660        690,063         329,344      1,845,147
                                              -------------  -------------   -------------  -------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments                               7,024,155      5,241,813       3,007,272      3,271,770
  Death benefits                                   (108,647)      (103,896)        (67,111)       (78,265)
  Cost of insurance                              (2,088,415)    (1,853,712)     (1,529,363)    (1,500,585)
  Net transfers                                   3,063,004        720,861      (1,599,694)    (1,376,740)
  Transfer of policy loans                          122,774        402,499         181,223        124,772
  Contract administration charges                  (112,194)       (94,648)        (78,297)       (71,263)
  Surrender benefits                             (1,389,113)    (1,743,433)     (1,011,986)      (725,888)
                                              -------------  -------------   -------------  -------------
Net increase (decrease) in net assets
  resulting from variable life
  activities                                      6,511,564      2,569,484      (1,097,956)      (356,199)
                                              -------------  -------------   -------------  -------------
  Total increase (decrease) in net assets         6,688,224      3,259,547        (768,612)     1,488,948
NET ASSETS:
  Beginning of year                              28,271,915     25,012,368      22,737,412     21,248,464
                                              -------------  -------------   -------------  -------------
  END OF YEAR                                 $  34,960,139  $  28,271,915   $  21,968,800  $  22,737,412
                                              =============  =============   =============  =============


                                                   FLEXIBLY MANAGED FUND+
                                                ----------------------------
                                                    2005           2004
                                                -------------  -------------
OPERATIONS:
  Net investment income (loss)                  $    (267,768) $     618,378
  Net realized gains (losses) from
     investment transactions                       19,914,604     11,316,301
  Net change in unrealized appreciation
     (depreciation) of investments                 (8,195,534)    11,341,871
                                                -------------  -------------
Net increase (decrease) in net assets
     resulting from operations                     11,451,302     23,276,550
                                                -------------  -------------

VARIABLE LIFE ACTIVITIES:
  Purchase payments                                28,893,760     23,845,250
  Death benefits                                     (379,237)      (418,027)
  Cost of insurance                               (11,669,634)    (9,454,450)
  Net transfers                                    11,838,373     11,978,046
  Transfer of policy loans                          1,153,504        597,667
  Contract administration charges                    (805,131)      (630,293)
  Surrender benefits                               (8,287,105)    (5,590,902)
                                                -------------  -------------
Net increase (decrease) in net assets
  resulting from variable life
  activities                                       20,744,530     20,327,291
                                                -------------  -------------
  Total increase (decrease) in net assets          32,195,832     43,603,841
NET ASSETS:
  Beginning of year                               170,391,021    126,787,180
                                                -------------  -------------
  END OF YEAR                                   $ 202,586,853  $ 170,391,021
                                                =============  =============


+     Investment in Penn Series Funds, Inc , an affiliate of Separate Account
++    Investment in Neuberger Berman Advisers Management Trust
+++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++  Investment in Van Kampen's The Universal Institutional Funds, Inc
(a)   Prior to August 31, 2004 the Fund was named Growth Equity Fund
(b)   Prior to August 31, 2004 the Fund was named Emerging Growth Fund

   The accompanying notes are an integral part of these financial statements

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2005
AND 2004
-------------------------------------------------------------------------------

                                                                      GROWTH STOCK FUND+(A)            LARGE CAP VALUE FUND+
                                                                 ------------------------------------------------------------------
                                                                      2005             2004            2005             2004
                                                                 -------------    -------------    -------------    -------------
OPERATIONS:
     Net investment income (loss)                                $    (291,821)   $    (164,540)   $     (93,926)   $      75,861
     Net realized gains (losses) from
          investment transactions                                   (2,342,330)      (3,142,567)       4,101,773        3,390,199
     Net change in unrealized appreciation
          (depreciation) of investments                              3,892,114        5,487,483       (2,905,906)       3,079,864
                                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
          resulting from operations                                  1,257,963        2,180,376        1,101,941        6,545,924
                                                                 -------------    -------------    -------------    -------------

VARIABLE LIFE ACTIVITIES:
     Purchase payments                                               4,273,285        3,648,502        7,414,374        8,075,183
     Death benefits                                                    (54,819)         (30,163)        (134,158)         (78,408)
     Cost of insurance                                              (1,750,323)      (1,683,394)      (3,740,412)      (3,685,750)
     Net transfers                                                   1,331,857         (806,841)        (699,630)      (1,360,484)
     Transfer of policy loans                                          169,393           91,449          385,082          217,588
     Contract administration charges                                  (116,176)        (108,648)        (227,560)        (232,986)
     Surrender benefits                                             (1,129,644)      (1,261,609)      (3,483,196)      (3,133,917)
                                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets  resulting
     from variable life activities                                   2,723,573         (150,704)        (485,500)        (198,774)
                                                                 -------------    -------------    -------------    -------------
     Total increase (decrease) in net assets                         3,981,536        2,029,672          616,441        6,347,150
NET ASSETS:
  Beginning of year                                                 22,803,198       20,773,526       63,964,702       57,617,552
                                                                 -------------    -------------    -------------    -------------
  END OF YEAR                                                    $  26,784,734    $  22,803,198    $  64,581,143    $  63,964,702
                                                                 =============    =============    =============    =============


                                                                         LARGE CAP GROWTH FUND +             INDEX 500 FUND+
                                                                 ----------------------------------------------------------------
                                                                     2005             2004             2005              2004
                                                                 -------------    -------------    -------------    -------------
OPERATIONS:
     Net investment income (loss)                                $    (209,109)   $    (129,371)   $    (122,948)   $      (1,360)
     Net realized gains (losses) from
          investment transactions                                      211,429          441,671        1,475,085       (1,058,727)
     Net change in unrealized appreciation
          (depreciation) of investments                                (83,682)          14,916        1,712,299       10,664,229
                                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
          resulting from operations                                    (81,362)         327,216        3,064,436        9,604,142
                                                                 -------------    -------------    -------------    -------------

VARIABLE LIFE ACTIVITIES:
     Purchase payments                                               2,071,239        1,986,213       19,646,199       25,234,820
     Death benefits                                                         --          (10,132)        (115,636)        (114,832)
     Cost of insurance                                                (535,000)        (443,829)      (7,443,840)      (7,774,403)
     Net transfers                                                     405,179        1,358,479      (18,566,403)        (886,344)
     Transfer of policy loans                                           56,555           18,279          398,763          355,717
     Contract administration charges                                   (42,387)         (33,613)        (368,545)        (374,994)
     Surrender benefits                                               (387,664)        (136,066)      (4,322,732)      (7,462,618)
                                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets  resulting
     from variable life activities                                   1,567,922        2,739,331      (10,772,194)       8,977,346
                                                                 -------------    -------------    -------------    -------------
     Total increase (decrease) in net assets                         1,486,560        3,066,547       (7,707,758)      18,581,488
NET ASSETS:
  Beginning of year                                                  6,622,079        3,555,532      125,283,806      106,702,318
                                                                 -------------    -------------    -------------    -------------
  END OF YEAR                                                    $   8,108,639    $   6,622,079    $ 117,576,048    $ 125,283,806
                                                                 =============    =============    =============    =============



                                                                             MID CAP                         MID CAP
                                                                           GROWTH FUND+                    VALUE FUND+
                                                                 -----------------------------------------------------------------
                                                                      2005             2004            2005             2004
                                                                 -------------    -------------    -------------    -------------
OPERATIONS:
     Net investment income (loss)                                $    (471,072)   $    (400,647)   $    (284,743)   $    (302,664)
     Net realized gains (losses) from
          investment transactions                                     (105,671)        (799,031)       7,546,335        5,319,207
     Net change in unrealized appreciation
          (depreciation) of investments                              3,655,574        3,488,365       (3,512,459)         858,910
                                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
          resulting from operations                                  3,078,831        2,288,687        3,749,133        5,875,453
                                                                 -------------    -------------    -------------    -------------

VARIABLE LIFE ACTIVITIES:
     Purchase payments                                               4,748,713        4,673,210        4,096,497        4,479,472
     Death benefits                                                    (36,501)         (15,685)        (156,638)         (67,322)
     Cost of insurance                                              (1,736,141)      (1,652,751)      (2,109,549)      (1,855,588)
     Net transfers                                                   2,059,409         (179,281)         741,034          923,657
     Transfer of policy loans                                          177,401          134,285          215,197          134,200
     Contract administration charges                                  (126,002)        (121,737)        (131,907)        (121,065)
     Surrender benefits                                             (1,327,180)      (1,039,504)      (1,580,482)        (686,252)
                                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets  resulting
     from variable life activities                                   3,759,699        1,798,537        1,074,152        2,807,102
                                                                 -------------    -------------    -------------    -------------
     Total increase (decrease)  in net assets                        6,838,530        4,087,224        4,823,285        8,682,555
NET ASSETS:
  Beginning of year                                                 26,367,057       22,279,833       34,456,319       25,773,764
                                                                 -------------    -------------    -------------    -------------
  END OF YEAR                                                    $  33,205,587    $  26,367,057    $  39,279,604    $  34,456,319
                                                                 =============    =============    =============    =============


                                                                            STRATEGIC
                                                                            VALUE FUND +               SMALL CAP GROWTH FUND+(B)
                                                                 ----------------------------------------------------------------
                                                                     2005             2004             2005              2004
                                                                 -------------    -------------    -------------    -------------
OPERATIONS:
     Net investment income (loss)                                $    (155,638)   $    (104,611)   $    (532,202)   $    (492,285)
     Net realized gains (losses) from
          investment transactions                                    1,277,596          278,878       (1,565,456)      (2,587,361)
     Net change in unrealized appreciation
          (depreciation) of investments                               (386,617)       1,346,565        4,013,394        6,174,988
                                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
          resulting from operations                                    735,341        1,520,832        1,915,736        3,095,342
                                                                 -------------    -------------    -------------    -------------

VARIABLE LIFE ACTIVITIES:
     Purchase payments                                               1,743,477        1,293,783        6,125,528        6,877,896
     Death benefits                                                     (2,089)              --          (77,963)         (26,224)
     Cost of insurance                                                (669,386)        (490,747)      (2,685,526)      (2,801,335)
     Net transfers                                                   3,133,007        1,828,764       (2,227,330)      (1,181,862)
     Transfer of policy loans                                           88,842           10,555          233,023          479,520
     Contract administration charges                                   (42,976)         (29,210)        (206,384)        (217,580)
     Surrender benefits                                               (381,364)         (58,374)      (2,060,639)      (2,910,126)
                                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets  resulting
     from variable life activities                                   3,869,511        2,554,771         (899,291)         220,289
                                                                 -------------    -------------    -------------    -------------
     Total increase (decrease)  in net assets                        4,604,852        4,075,603        1,016,445        3,315,631
NET ASSETS:
  Beginning of year                                                  9,504,977        5,429,374       40,274,620       36,958,989
                                                                 -------------    -------------    -------------    -------------
  END OF YEAR                                                    $  14,109,829    $   9,504,977    $  41,291,065    $  40,274,620
                                                                 =============    =============    =============    =============

+     Investment in Penn Series Funds, Inc , an affiliate of Separate Account
++    Investment in Neuberger Berman Advisers Management Trust
+++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
++++  Investment in Van Kampen's The Universal Institutional Funds, Inc
(a)   Prior to August 31, 2004 the Fund was named Growth Equity Fund
(b)   Prior to August 31, 2004 the Fund was named Emerging Growth Fund

   The accompanying notes are an integral part of these financial statements

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------

                                                                      SMALL CAP VALUE FUND +         INTERNATIONAL EQUITY FUND+
                                                                  -----------------------------     -----------------------------
                                                                       2005            2004             2005            2004
                                                                  ------------     ------------     ------------     ------------
OPERATIONS:
     Net investment income (loss)                                 $   (663,865)    $   (735,093)    $   (510,669)    $   (230,415)
     Net realized gains (losses) from
          investment transactions                                    4,987,290       10,939,534          732,257         (381,686)
     Net change in unrealized appreciation
          (depreciation) of investments                             (3,243,077)      (4,333,577)       8,609,966       12,453,038
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
          resulting from operations                                  1,080,348        5,870,864        8,831,554       11,840,937
                                                                  ------------     ------------     ------------     ------------

VARIABLE LIFE ACTIVITIES:
    Purchase payments                                                7,547,262        7,041,771        7,213,523        5,929,460
     Death benefits                                                   (160,984)        (164,747)        (119,497)        (117,961)
     Cost of insurance                                              (3,006,155)      (2,870,811)      (3,252,778)      (2,711,780)
     Net transfers                                                  (1,650,836)       1,063,555        6,032,579         (385,042)
     Transfer of policy loans                                          294,265          241,339          569,242          189,354
     Contract administration charges                                  (213,654)        (205,463)        (209,463)        (169,219)
     Surrender benefits                                             (2,919,235)      (2,230,625)      (3,334,715)      (2,060,195)
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets  resulting
     from variable life activities                                    (109,337)       2,875,019        6,898,891          674,617
                                                                  ------------     ------------     ------------     ------------

     Total increase (decrease) in net assets                           971,011        8,745,883       15,730,445       12,515,554
NET ASSETS:
  Beginning of year                                                 52,081,526       43,335,643       52,987,586       40,472,032
                                                                  ------------     ------------     ------------     ------------
  END OF YEAR                                                     $ 53,052,537     $ 52,081,526     $ 68,718,031     $ 52,987,586
                                                                  ============     ============     ============     ============

                                                                              REIT                            BALANCED
                                                                              FUND +                        PORTFOLIO++
                                                                  -----------------------------     -----------------------------
                                                                     2005              2004             2005             2004
                                                                  ------------     ------------     ------------     ------------
OPERATIONS:
     Net investment income (loss)                                 $    (19,088)    $     68,625     $    (66,967)    $    (27,096)
     Net realized gains (losses) from
          investment transactions                                    1,356,416          666,303       (1,280,306)      (1,302,463)
     Net change in unrealized appreciation
          (depreciation) of investments                               (299,425)         955,116        2,392,513        2,427,425
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
          resulting from operations                                  1,037,903        1,690,044        1,045,240        1,097,866
                                                                  ------------     ------------     ------------     ------------

VARIABLE LIFE ACTIVITIES:
    Purchase payments                                                2,115,728        1,808,931        2,136,150        2,384,027
     Death benefits                                                     (7,471)          (5,020)         (42,857)         (14,044)
     Cost of insurance                                                (735,512)        (469,757)      (1,098,313)      (1,202,967)
     Net transfers                                                     929,427        1,763,339       (1,985,266)        (728,151)
     Transfer of policy loans                                           36,786           22,360           93,426           69,540
     Contract administration charges                                   (53,840)         (29,373)         (61,844)         (65,513)
     Surrender benefits                                               (372,243)        (107,026)        (807,977)      (1,188,679)
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets  resulting
     from variable life activities                                   1,912,875        2,983,454       (1,766,681)        (745,787)
                                                                  ------------     ------------     ------------     ------------

     Total increase (decrease) in net assets                         2,950,778        4,673,498         (721,441)         352,079
NET ASSETS:
  Beginning of year                                                  8,260,835        3,587,337       14,915,242       14,563,163
                                                                  ------------     ------------     ------------     ------------
  END OF YEAR                                                     $ 11,211,613     $  8,260,835     $ 14,193,801     $ 14,915,242
                                                                  ============     ============     ============     ============


                                                                            EQUITY INCOME                     GROWTH
                                                                            PORTFOLIO+++                    PORTFOLIO+++
                                                                  -----------------------------     -----------------------------
                                                                       2005            2004             2005            2004
                                                                  ------------     ------------     ------------     ------------
OPERATIONS:
     Net investment income (loss)                                 $    111,900     $     81,821     $   (565,105)    $   (743,714)
     Net realized gains (losses) from
          investment transactions                                    2,238,540          351,324       (2,580,230)      (2,662,598)
     Net change in unrealized appreciation
          (depreciation) of investments                               (197,430)       3,930,459        6,379,431        4,920,884
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
          resulting from operations                                  2,153,010        4,363,604        3,234,096        1,514,572
                                                                  ------------     ------------     ------------     ------------

VARIABLE LIFE ACTIVITIES:
    Purchase payments                                                6,183,600        6,302,161       10,399,279       12,450,549
     Death benefits                                                   (115,378)         (32,714)        (106,017)        (118,272)
     Cost of insurance                                              (3,082,964)      (2,891,007)      (4,992,234)      (5,330,717)
     Net transfers                                                    (188,974)       1,772,153       (4,987,248)      (2,089,169)
     Transfer of policy loans                                          280,613          139,952          593,319        1,070,925
     Contract administration charges                                  (172,634)        (163,512)        (348,129)        (380,705)
     Surrender benefits                                             (2,846,487)      (1,572,211)      (3,998,789)      (3,299,959)
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets  resulting
     from variable life activities                                      57,776        3,554,822       (3,439,819)       2,302,652
                                                                  ------------     ------------     ------------     ------------
     Total increase (decrease) in net assets                         2,210,786        7,918,426         (205,723)       3,817,224
NET ASSETS:
  Beginning of year                                                 48,433,117       40,514,691       77,720,992       73,903,768
                                                                  ------------     ------------     ------------     ------------
  END OF YEAR                                                     $ 50,643,903     $ 48,433,117     $ 77,515,269     $ 77,720,992
                                                                  ============     ============     ============     ============


                                                                          ASSET MANAGER                EMERGING MARKETS EQUITY
                                                                          PORTFOLIO+++                  (INT'L) PORTFOLIO++++
                                                                  -----------------------------     -----------------------------
                                                                      2005            2004              2005             2004
                                                                  ------------     ------------     ------------     ------------
OPERATIONS:
     Net investment income (loss)                                 $    147,619     $    161,459     $   (183,516)    $    (65,470)
     Net realized gains (losses) from
          investment transactions                                      (94,336)        (123,658)         796,373           56,327
     Net change in unrealized appreciation
          (depreciation) of investments                                253,520          451,722        4,492,901        2,240,804
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
          resulting from operations                                    306,803          489,523        5,105,758        2,231,661
                                                                  ------------     ------------     ------------     ------------

VARIABLE LIFE ACTIVITIES:
    Purchase payments                                                1,417,656        1,870,136        2,524,791        1,648,823
     Death benefits                                                    (37,030)          (1,615)         (23,820)         (22,112)
     Cost of insurance                                                (754,994)        (933,867)        (931,999)        (713,211)
     Net transfers                                                    (566,961)      (1,060,279)       3,655,360          407,052
     Transfer of policy loans                                           32,160           34,193           53,015           44,513
     Contract administration charges                                   (35,823)         (39,796)         (65,490)         (47,492)
     Surrender benefits                                               (503,478)        (434,355)        (618,430)        (471,514)
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets  resulting
     from variable life activities                                    (448,470)        (565,583)       4,593,427          846,059
                                                                  ------------     ------------     ------------     ------------
     Total increase (decrease) in net assets                          (141,667)         (76,060)       9,699,185        3,077,720
NET ASSETS:
  Beginning of year                                                 11,699,792       11,775,852       12,877,335        9,799,615
                                                                  ------------     ------------     ------------     ------------
  END OF YEAR                                                     $ 11,558,125     $ 11,699,792     $ 22,576,520     $ 12,877,335
                                                                  ============     ============     ============     ============

+      Investment in Penn Series Funds, Inc , an affiliate of Separate Account
++     Investment in Neuberger Berman Advisers Management Trust
+++    Investment in Fidelity Investments' Variable Insurance Products Funds I
       and II
++++   Investment in Van Kampen's The Universal Institutional Funds, Inc

   The accompanying notes are an integral part of these financial statements

PENN MUTUAL VARIABLE LIFE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS - December 31, 2005

NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies of Penn Mutual Variable Life Account I ("Account I") are as follows:

         GENERAL - Account I was established by The Penn Mutual Life Insurance Company ("Penn Mutual") under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are clearly identified and distinguished from Penn Mutual's other assets and liabilities. The portion of Account I's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Penn Mutual may conduct. The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 2005 and the reported amounts from operations and variable life activities during 2005 and 2004. Actual results could differ with those estimates.

         INVESTMENTS - Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. ("Penn Series"), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock (formerly known as Growth Equity), Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth (formerly known as Emerging Growth), Small Cap Value, International Equity and REIT Funds; Neuberger Berman Advisers Management Trust ("AMT"): Balanced Portfolio; Fidelity Investments' Variable Insurance Products Funds I and II ("Fidelity"): Equity Income, Growth, and Asset Manager Portfolios; and The Universal Institutional Funds, Inc. ("Van Kampen"): Emerging Markets Equity (Int'l) Portfolio. Penn Series, AMT, Fidelity and Van Kampen are open-end diversified management investment companies. The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Dividend income and realized gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. In January 2004, Account I changed its realized gains and losses computation method from the LIFO to the FIFO basis on the sales of investments of the identified cost of the investment sold.

         FEDERAL INCOME TAXES - The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to Account I for federal income taxes. Penn Mutual will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

         DIVERSIFICATION REQUIREMENTS - Under the provisions of Section 817(h) of the IRC, a variable life contract other than a contract issued in connection with certain types of employee benefit plans will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of the IRC. Penn Mutual believes that Account I satisfies the current requirements of the regulations, and it intends that Account I will continue to meet such requirements.

NOTE 2.   PURCHASES AND SALES OF INVESTMENTS

         The following table shows the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of each fund or portfolio for the period ended December 31, 2005:

                                                       Purchases       Sales
                                                       ---------       -----
Money Market Fund .................................   $27,695,391   $26,960,407
Limited Maturity Bond Fund ........................     4,281,061     2,682,385
Quality Bond Fund .................................    11,877,880     3,946,299
High Yield Bond Fund ..............................     5,147,891     5,090,314
Flexibly Managed Fund .............................    56,174,334    21,103,560
Growth Stock Fund .................................     5,246,020     2,813,825
Large Cap Value Fund ..............................    11,281,167     7,608,769
Large Cap Growth Fund .............................     2,695,541     1,275,420
Index 500 Fund ....................................    17,545,795    28,439,367
Mid Cap Growth Fund ...............................     6,809,235     3,520,171
Mid Cap Value Fund ................................    12,204,616     5,084,038
Strategic Value Fund ..............................     6,120,461     1,635,286
Small Cap Growth Fund .............................     4,729,242     6,160,056
Small Cap Value Fund ..............................    11,757,995     9,044,750
International Equity Fund .........................    12,483,984     6,094,642
REIT Fund .........................................     4,894,240     2,331,873
Balanced Portfolio ................................     2,460,804     4,294,236
Equity Income Portfolio ...........................     7,878,275     6,003,447
Growth Portfolio ..................................     6,961,513    10,965,081
Asset Manager Portfolio ...........................     1,581,594     1,878,403
Emerging Markets Equity (Int'l) Portfolio .........     7,105,873     2,695,657

NOTE 3.   RELATED PARTY TRANSACTIONS AND CONTRACT CHARGES

Penn Mutual received $17,955,127 from Account I for the year ended December 31, 2005. These charges include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

Certain charges of the products are reflected as a reduction in the value of the units held by the policyholder. These are as follows:

       PRODUCTS                  MORTALITY & RISK EXPENSE                         GUARANTEED MAXIMUM RATE
------------------------------------------------------------------------------------------------------------------------
Cornerstone VUL             0.75%                                             0.90%
Cornerstone VUL II          0.90% (policy years 1 - 15)                       0.90%
                            0.60% (policy years 16+)
Cornerstone VUL III         0.45%                                             0.90%
Cornerstone VUL IV          0.45% on the first $25,000 of account value,      0.60% on the first $50,000 of account value,
                                  0.15% on account value in excess of               0.30% on account value in excess of
                                  $25,000; and a monthly expense charge             $50,000; and a monthly expense charge
                                  per $1,000 of specified amount during             per $1,000 of specified amount during
                                  first 10 years varying by issue age and           first 10 years varying by issue age and
                                  rate class.  The same load will apply for         rate class.  The same load will apply for
                                  the first 10 years following an increase in       the first 10 years following an increase in
                                  specified amount.                                 specified amount.

Variable Estate Max         0.90% (policy years 1 - 15)                       0.90%
                            0.60% (policy years 16+)
Variable Estate Max II      0.90% (policy years 1 - 15)                       0.90%
                            0.60% (policy years 16+)
Variable Estate Max III     0.60% (policy years 1 - 10)                       0.90%(policy years 1 - 10)
                            0.05% (policy years 11+)                          0.35%(policy years 11+)
                                  and a monthly expense charge per                 and a monthly expense charge per
                                  $1,000 of Specified Amount during first 10       $1,000  of Specified Amount during first 10
                                  years. The same load will apply for the          years. The same load will apply for the
                                  first 10 years following an increase in          first 10 years following an increase in
                                  specified amount. Please refer to the            specified amount. Please refer to the
                                  prospectus for details.                          prospectus for details.
Momentum Builder            0.65%                                             0.65%

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

PRODUCTS                  SURRENDER CHARGES
-------------------------------------------------------------------------------------------------------------------------
Cornerstone VUL           Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL II        Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL III       Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL IV        Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Variable Estate Max       Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max II    Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max III   Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Momentum Builder          Maximum charge of 100% of purchase payments received. Charges do not apply after 10 years.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%. Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, and Variable EstateMax III policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

NOTE 4.  ACCUMULATION UNITS

                              December 31,
                                  2003                  December 31, 2004                        December 31, 2005
                             -------------  -----------------------------------------  ---------------------------------------
                                                                          Ending                                   Ending
                                   Unit          Units        Units        Unit           Units       Units         Unit
Subaccount                       Balance       Purchased    Redeemed      Balance       Purchased   Redeemed      Balance
------------------------------------------  -----------------------------------------  ---------------------------------------
Money Market Fund                  3,823,351     2,596,053  (2,910,339)    3,509,066     1,823,023  (1,841,732)     3,490,357

Limited Maturity Bond Fund           561,656       176,154    (154,833)      582,976       281,325    (181,625)       682,676

Quality Bond Fund                  1,679,212       596,085    (450,330)    1,824,967       593,135    (177,343)     2,240,759

High Yield Bond Fund               1,226,430       382,863    (376,123)    1,233,170       189,363    (235,052)     1,187,481

Flexibly Managed Fund              5,323,759     2,223,767  (1,004,983)    6,542,543     1,795,060    (725,717)     7,611,887

Growth Stock Fund(a)               2,414,553       541,433    (557,664)    2,398,322       534,282    (205,944)     2,726,660

Large Cap Value Fund               3,182,788       655,641    (601,042)    3,237,387       333,364    (300,105)     3,270,645

Large Cap Growth Fund                337,631       296,820     (54,790)      579,660       209,828     (87,094)       702,395

Index 500 Fund                     9,830,723     3,045,869  (2,338,865)   10,537,727     1,200,634  (2,312,940)     9,425,421

Mid Cap Growth Fund                2,358,927       639,313    (465,495)    2,532,744       550,878    (247,998)     2,835,625

Mid Cap Value Fund                 1,538,503       373,926    (199,949)    1,712,480       257,253    (202,502)     1,767,231

Strategic Value Fund                 510,758       340,972    (128,595)      723,135       356,974     (87,877)       992,232

Small Cap Growth Fund(b)           2,533,043       509,504    (435,487)    2,607,060       344,625    (364,636)     2,587,050

Small Cap Value Fund               2,001,220       430,757    (282,599)    2,149,378       352,273    (337,794)     2,163,857

International Equity Fund          2,881,578       748,241    (672,544)    2,957,276       698,766    (217,792)     3,438,250

REIT Fund                            288,500       286,720     (83,472)      491,748       208,709    (107,482)       592,975

Balanced Portfolio                 1,140,990       255,632    (316,725)    1,079,897       156,252    (265,404)       970,744

Equity Income Portfolio            2,435,253       588,985    (319,826)    2,704,412       329,851    (266,642)     2,767,620

Growth Portfolio                   5,305,813     1,119,238    (847,213)    5,577,838       462,021    (646,522)     5,393,337

Asset Manager Portfolio              831,791       157,604    (220,767)      768,628        80,379    (107,672)       741,335

Emerging Markets Equity
  (Int'l) Portfolio                  954,510       287,690    (233,629)    1,008,571       379,824    (124,127)     1,264,268


NOTE 5. FINANCIAL HIGHLIGHTS

        Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

                            January 1, 2005              December 31, 2005                   For the Year ended December 31,2005
                           ------------------  ----------------------------------------- -------------------------------------------
                                                                                          Investment
                                                                                            Income     Expense     Total Return***
Subaccount                  Unit Fair Value     Units    Unit Fair Value   Net Assets     Ratio* (%)  Ratio** (%)        (%)
---------------------------------------------  ----------------------------------------- -------------------------------------------
Money Market Fund           $ 10.63 to  $19.47  3,490,357  $10.93 to $19.89   $42,514,724      2.77     0.45 to 0.90   1.90 to 2.52
Limited Maturity Bond Fund    11.64 to   15.79    682,676   11.89 to  16.00     9,203,576      3.99     0.45 to 0.90   1.23 to 1.84
Quality Bond Fund             12.29 to   33.48  2,240,759   12.60 to  34.10    34,960,650      4.74     0.45 to 0.90   1.59 to 2.20
High Yield Bond Fund          14.15 to   39.56  1,187,481   14.52 to  40.53    21,969,144      6.79     0.45 to 0.90   2.19 to 2.80
Flexibly Managed Fund         16.74 to   77.34  7,611,887   18.05 to  82.87   202,589,875      1.58     0.45 to 0.90   6.88 to 7.54
Growth Stock Fund              5.18 to   22.33  2,726,660    5.47 to  23.54    26,785,177      0.12     0.45 to 0.90   5.19 to 5.84
Large Cap Value Fund          12.08 to   51.82  3,270,645   12.38 to  53.03    64,582,282      1.17     0.45 to 0.90   2.08 to 2.70
Large Cap Growth Fund         11.25 to   11.52    702,395   11.28 to  11.66     8,108,696      0.18     0.45 to 0.90   0.29 to 0.89
Index 500 Fund                 8.94 to   15.77  9,425,421    9.30 to  16.35   117,577,618      1.54     0.45 to 0.90   3.55 to 4.18
Mid Cap Growth Fund            6.87 to   15.10  2,835,625    7.70 to  16.85    33,206,024      0.00     0.45 to 0.90  11.48 to 12.18
Mid Cap Value Fund            15.92 to   23.77  1,767,231   17.88 to  26.50    39,280,254      0.66     0.45 to 0.90  11.33 to 12.03
Strategic Value Fund          13.02 to   13.33    992,232   13.96 to  14.43    14,109,979      0.54     0.45 to 0.90   7.23 to 7.90
Small Cap Growth Fund          9.35 to   28.60  2,587,050    9.89 to  30.17    41,291,745      0.00     0.45 to 0.90   5.32 to 5.97
Small Cap Value Fund          18.54 to   30.71  2,163,857   19.22 to  31.60    53,053,333      0.40     0.45 to 0.90   2.75 to 3.37
International Equity Fund     11.84 to   24.64  3,438,250   13.77 to  28.56    68,719,152      0.42     0.45 to 0.90  15.72 to 16.46
REIT Fund                     16.57 to   16.97    592,975   18.55 to  19.18    11,211,730      2.21     0.45 to 0.90  11.96 to 12.66
Balanced Portfolio            10.57 to   19.71    970,744   11.55 to  21.36    14,194,017      0.93     0.45 to 0.90   8.21 to 8.88
Equity Income Portfolio       11.21 to   24.17  2,767,620   11.81 to  25.39    50,644,765      1.59     0.45 to 0.90   4.92 to 5.56
Growth Portfolio               7.86 to   22.15  5,393,337    8.27 to  23.26    77,516,624      0.50     0.45 to 0.90   4.85 to 5.49
Asset Manager Portfolio       10.50 to   19.34    741,335   10.87 to  19.98    11,558,328      2.62     0.45 to 0.90   3.11 to 3.74
Emerging Markets Equity
  (Int'l) Portfolio           11.97 to   16.51  1,264,268   15.87 to  22.10    22,576,825      0.38     0.45 to 0.90  32.66 to 33.55

                            January 1, 2004              December 31, 2004                   For the Year ended December 31,2004
                           -------------------  ---------------------------------------- -------------------------------------------
                                                                                          Investment
                                                                                            Income      Expense    Total Return***
Subaccount                  Unit Fair Value     Units    Unit Fair Value     Net Assets   Ratio* (%)  Ratio** (%)        (%)
----------------------------------------------  ---------------------------------------- -------------------------------------------
Money Market Fund           $ 10.53 to  $19.41  3,509,066 $10.63 to  $19.47 $ 41,788,915      0.94     0.45 to 0.90   0.05 to 0.80
Limited Maturity Bond Fund    11.38 to   15.54    582,976  11.64 to   15.79    7,775,769      3.44     0.45 to 0.90   1.40 to 2.17
Quality Bond Fund             11.75 to   32.22  1,824,967  12.29 to   33.48   28,271,915      4.25     0.45 to 0.90   3.66 to 4.44
High Yield Bond Fund          12.81 to   35.97  1,233,170  14.15 to   39.56   22,737,412      7.58     0.45 to 0.90   9.72 to 10.56
Flexibly Managed Fund         14.12 to   65.65  6,542,543  16.74 to   77.34  170,391,021      2.04     0.45 to 0.90  17.52 to 18.43
Growth Stock Fund(a)           4.65 to   20.08  2,398,322   5.18 to   22.33   22,803,198      0.45     0.45 to 0.90  10.90 to 11.75
Large Cap Value Fund          10.75 to   46.22  3,237,387  12.08 to   51.82   63,964,702      1.44     0.45 to 0.90  11.84 to 12.70
Large Cap Growth Fund         10.44 to   10.60    579,660  11.25 to   11.52    6,622,079      0.63     0.45 to 0.90   7.69 to 8.51
Index 500 Fund                 8.13 to   14.38 10,537,727   8.94 to   15.77  125,283,806      1.71     0.45 to 0.90   9.48 to 10.32
Mid Cap Growth Fund            6.20 to   13.66  2,532,744   6.87 to   15.10   26,367,057        -      0.45 to 0.90  10.38 to 11.22
Mid Cap Value Fund            12.92 to   19.44  1,712,480  15.92 to   23.77   34,456,319      0.41     0.45 to 0.90  22.07 to 23.02
Strategic Value Fund          10.57 to   10.73    723,135  13.02 to   13.33    9,504,977      0.47     0.45 to 0.90  23.14 to 24.10
Small Cap Growth Fund(b)       8.57 to   26.32  2,607,060   9.35 to   28.60   40,274,620        -      0.45 to 0.90   8.52 to 9.34
Small Cap Value Fund          16.14 to   26.93  2,149,378  18.54 to   30.71   52,081,526      0.03     0.45 to 0.90  13.85 to 14.72
International Equity Fund      9.15 to   19.10  2,957,276  11.84 to   24.64   52,987,586      0.64     0.45 to 0.90  28.84 to 29.85
REIT Fund                     12.34 to   12.53    491,748  16.57 to   16.97    8,260,835      3.81     0.45 to 0.90  34.31 to 35.37
Balanced Portfolio             9.67 to   18.16  1,079,897  10.57 to   19.71   14,915,242      1.21     0.45 to 0.90   8.33 to 9.16
Equity Income Portfolio       10.09 to   21.83  2,704,412  11.21 to   24.17   48,433,117      1.48     0.45 to 0.90  10.53 to 11.38
Growth Portfolio               7.63 to   21.58  5,577,838   7.86 to   22.15   77,720,992      0.26     0.45 to 0.90   2.45 to 3.2
Asset Manager Portfolio       10.00 to   18.48    768,628  10.50 to   19.34   11,699,791      2.64     0.45 to 0.90   4.52 to 5.32
Emerging Markets Equity
  (Int'l) Portfolio            9.81 to   13.41  1,008,571  11.97  to  16.51   12,877,335      0.66     0.45 to 0.90  22.01 to 22.96

                            January 1, 2003              December 31, 2003                  For the Year ended December 31,2003
                           ------------------  ---------------------------------------- --------------------------------------------
                                                                                          Investment
                                                                                            Income       Expense    Total Return***
Subaccount                  Unit Fair Value     Units    Unit Fair Value     Net Assets    Ratio* (%)  Ratio** (%)        (%)
---------------------------------------------  ----------------------------------------- -------------------------------------------
Money Market Fund           $10.44 to   $19.37  3,823,351 $ 10.53 to  $ 19.41  $ 45,586,540     0.88   0.45 to 0.90   (0.04) to 0.71
Limited Maturity Bond Fund   11.06 to    15.22    561,656   11.38 to    15.54     7,428,676     3.82   0.45 to 0.90    1.98 to 2.75
Quality Bond Fund            11.07 to    30.54  1,679,212   11.75 to    32.22    25,012,368     4.45   0.45 to 0.90    5.23 to 6.02
High Yield Bond Fund         10.40 to    29.40  1,226,430   12.81 to    35.97    21,248,464     8.51   0.45 to 0.90   22.02 to 22.97
Flexibly Managed Fund        10.87 to    50.86  5,323,759   14.12 to    65.65   126,787,180     2.16   0.45 to 0.90   28.75 to 29.76
Growth Stock Fund(a)          4.16 to    17.99  2,414,553    4.65 to    20.08    20,773,526     0.03   0.45 to 0.90   11.36 to 12.21
Large Cap Value Fund          8.45 to    36.41  3,182,788   10.75 to    46.22    57,617,552     1.69   0.45 to 0.90   26.62 to 27.61
Large Cap Growth Fund         8.39 to     8.44    337,631   10.44 to    10.60     3,555,532     0.58   0.45 to 0.90   24.48 to 25.45
Index 500 Fund                6.36 to    11.29  9,830,723    8.13 to    14.38   106,702,318     1.47   0.45 to 0.90   27.26 to 28.25
Mid Cap Growth Fund           4.17 to     9.22  2,358,927    6.20 to    13.66    22,279,833     -      0.45 to 0.90   47.96 to 49.14
Mid Cap Value Fund            9.44 to    14.32  1,538,503   12.92 to    19.44    25,773,764     0.40   0.45 to 0.90   35.62 to 36.69
Strategic Value Fund          8.52 to     8.57    510,758   10.57 to    10.73     5,429,374     0.51   0.45 to 0.90   24.01 to 24.98
Small Cap Growth Fund(b)      5.84 to    17.98  2,533,043    8.57 to    26.32    36,958,989     -      0.45 to 0.90   46.19 to 47.36
Small Cap Value Fund          9.23 to    15.52  2,001,220   16.14 to    26.93    43,335,643     -      0.45 to 0.90   73.28 to 74.69
International Equity Fund     6.92 to    14.48  2,881,578    9.15 to    19.10    40,472,032     0.68   0.45 to 0.90   31.66 to 32.70
REIT Fund                     9.19 to     9.24    288,500   12.34 to    12.53     3,587,337     5.25   0.45 to 0.90   34.27 to 35.33
Balanced Portfolio            8.32 to    15.74  1,140,990    9.67 to    18.16    14,563,163     1.81   0.45 to 0.90   15.24 to 16.12
Equity Income Portfolio       7.78 to    16.88  2,435,253   10.09 to    21.83    40,514,691     1.71   0.45 to 0.90   29.16 to 30.18
Growth Portfolio              5.77 to    16.37  5,305,813    7.63 to    21.58    73,903,768     0.25   0.45 to 0.90   31.66 to 32.69
Asset Manager Portfolio       8.51 to    15.78    831,791   10.00 to    18.48    11,775,852     3.36   0.45 to 0.90   16.92 to 17.82
Emerging Markets Equity
  (Int'l) Portfolio           6.61 to     8.96    954,510    9.81 to    13.41     9,799,615     -      0.45 to 0.90   48.33 to 49.52


Subaccount                 January 1, 2002               December 31, 2002                 For the Year ended December 31,2002
---------------------------------------------  ----------------------------------------- -------------------------------------------
                                                                                          Investment
                                                                                            Income       Expense    Total Return***
Subaccount                  Unit Fair Value     Units    Unit Fair Value     Net Assets    Ratio* (%)  Ratio** (%)        (%)
---------------------------------------------  ----------------------------------------- -------------------------------------------
Money Market Fund           $ 10.27 to $19.18  3,957,528  $ 10.44 to $ 19.37  $47,383,283     1.58  0.45 to 0.90     0.74 to 4.00
Limited Maturity Bond Fund    10.41 to  14.43    493,068    11.06 to   15.22    6,522,781     2.98  0.45 to 0.90     5.30 to 10.12
Quality Bond Fund             10.51 to  29.20  1,428,585    11.07 to   30.54   20,812,882     4.30  0.45 to 0.90     4.33 to 10.23
High Yield Bond Fund          10.06 to  28.62  1,119,074    10.40 to   29.40   16,400,225    10.13  0.45 to 0.90     2.48 to 3.57
Flexibly Managed Fund         10.77 to  50.73  4,473,710    10.87 to   50.86   87,844,079     2.83  0.45 to 0.90     0.02 to 8.21
Growth Stock Fund(a)           6.42 to  27.81  2,271,742     4.16 to   17.99   18,001,117     -     0.45 to 0.90  (39.94) to (35.20)
Large Cap Value Fund           9.98 to  43.09  2,958,289     8.45 to   36.41   43,897,982     1.61  0.45 to 0.90  (15.72) to (13.72)
Large Cap Growth Fund         10.04 to  19.14     75,147     8.39 to    8.44      632,221     0.78  0.45 to 0.90  (16.10) to (15.94)
Index 500 Fund                 8.22 to  14.63  8,999,725     6.36 to   11.29   76,776,275     1.45  0.45 to 0.90  (23.45) to (22.63)
Mid Cap Growth Fund            6.22 to  13.78  1,850,903     4.17 to    9.22   11,976,331     -     0.45 to 0.90  (34.54) to (32.89)
Mid Cap Value Fund            10.43 to  15.92  1,349,708     9.44 to   14.32   17,057,712     0.58  0.45 to 0.90  (10.23) to (5.94)
Strategic Value Fund              - to      -    374,978     8.52 to    8.57    3,201,543     0.58  0.45 to 0.90  (14.77) to (14.51)
Small Cap Growth Fund(b)      10.13 to  31.27  2,274,612     5.84 to   17.98   23,576,721     -     0.45 to 0.90  (42.60) to (36.28)
Small Cap Value Fund          11.09 to  18.79  1,738,722     9.23 to   15.52   22,440,876     -     0.45 to 0.90  (17.51) to (8.08)
International Equity Fund      7.72 to  16.20  2,698,546     6.92 to   14.48   29,402,251     0.13  0.45 to 0.90  (20.31) to (10.35)
REIT Fund                         - to      -    100,245     9.19 to    9.24      923,544     4.60  0.45 to 0.90   (8.11) to (7.94)
Balanced Portfolio                - to      -  1,046,277     8.32 to   15.74   11,601,167     2.51  0.45 to 0.90  (17.89) to (17.15)
Equity Income Portfolio        9.41 to  20.47  2,207,577     7.78 to   16.88   29,258,020     1.68  0.45 to 0.90  (17.69) to (16.48)
Growth Portfolio               8.30 to  23.60  4,741,500     5.77 to   16.37   51,842,303     0.25  0.45 to 0.90  (31.79) to (30.42)
Asset Manager Portfolio        9.37 to  17.42    775,811     8.51 to   15.78    9,795,842     3.59  0.45 to 0.90   (9.55) to (7.12)
Emerging Markets Equity
  (Int'l) Portfolio            7.32 to   9.83    950,356     6.61 to    8.96    6,511,178     -     0.45 to 0.90  (10.71) to (9.31)

                             January 1, 2001           December 31, 2001                    For the Year ended December 31, 2001
                            -----------------  ----------------------------------------- ------------------------------------------
                                                                                          Investment
                                                                                            Income       Expense    Total Return***
Subaccount                  Unit Fair Value     Units    Unit Fair Value     Net Assets    Ratio* (%)  Ratio** (%)        (%)
---------------------------------------------  ----------------------------------------- -------------------------------------------
Money Market Fund           $ 10.72 to  $18.56  2,779,072  $ 10.27 to $ 19.18  $34,306,760   3.90  0.45 to 0.90     2.74 to 3.52
Limited Maturity Bond Fund    10.77 to   13.63    259,723    10.41 to   14.43    3,325,077   4.56  0.45 to 0.90     4.07 to 6.16
Quality Bond Fund             11.13 to   26.99  1,145,370    10.51 to   29.20   16,378,106   5.51  0.45 to 0.90     5.14 to 8.42
High Yield Bond Fund           9.56 to   26.94    953,225    10.06 to   28.62   14,047,238   9.97  0.45 to 0.90     0.58 to 6.44
Flexibly Managed Fund         12.00 to   46.29  3,739,321    10.77 to   50.73   80,326,792   2.91  0.45 to 0.90     7.67 to 9.79
Growth Stock Fund(a)           8.63 to   37.50  1,977,845     6.42 to   27.81   25,248,436   0.03  0.45 to 0.90   (26.01) to (8.79)
Large Cap Value Fund          10.27 to   44.44  2,551,612     9.98 to   43.09   48,109,496   1.37  0.45 to 0.90    (3.27) to 1.89
Index 500 Fund                 9.38 to   16.75  6,269,225     8.22 to   14.63   71,741,862   1.28  0.45 to 0.90   (12.77) to (1.09)
Mid Cap Growth Fund            8.70 to   19.31  1,524,823     6.22 to   13.78   15,064,445  -      0.45 to 0.90   (28.76) to (2.48)
Mid Cap Value Fund            11.25 to   16.57  1,170,257    10.43 to   15.92   17,048,935   0.71  0.45 to 0.90    (4.03) to 4.27
Small Cap Growth Fund(b)      12.09 to   37.44  1,899,029    10.13 to   31.27   36,671,356  -      0.45 to 0.90   (16.59) to 10.48
Small Cap Value Fund          10.41 to   16.21  1,330,180    11.09 to   18.79   21,661,062   0.10  0.45 to 0.90    10.89 to 16.22
International Equity Fund     10.79 to   22.71  2,465,729     7.72 to   16.20   30,950,972   1.93  0.45 to 0.90  (28.77) to (11.14)
Balanced Portfolio            11.96 to   22.26    925,694    10.04 to   19.14   13,010,544   1.68  0.45 to 0.90    (14.14) to 0.42
Equity Income Portfolio        9.94 to   21.70  1,940,870     9.41 to   20.47   33,153,890   1.61  0.45 to 0.90    (5.38) to 0.98
Growth Equity Portfolio       10.12 to   28.87  4,285,243     8.30 to   23.60   71,793,148   0.07  0.45 to 0.90   (18.39) to (2.01)
Asset Manager Portfolio        9.81 to   18.30    627,261     9.37 to   17.42    9,033,102   3.91  0.45 to 0.90    (4.95) to 2.18
Emerging Markets Equity
  (Int'l) Portfolio            7.95 to    8.33    794,339     7.32 to    9.83    5,967,416  -      0.45 to 0.90   (7.33) to (1.63)

         (a) Prior to August 31, 2004, Growth Stock Fund was named Growth Equity Fund.

         (b) Prior to August 31, 2004, Small Cap Growth Fund was named Emerging Growth Fund.

* These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

*** These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Penn Mutual Insurance Company and contract owners of Penn Mutual Variable Life Account I


In our opinion, the accompanying statement of assets and liabilities and the related statements of operation and statement of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts disclosed in Note 1 which comprise the Penn Mutual Variable Life Account I (the "Variable Account") at December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the transfer agents, provides a reasonable basis for our opinion. The financial highlights included in footnote #5 of the Variable Account for the three years ended December 31, 2003 were audited by other auditors whose report dated March 19, 2004 expressed an unqualified opinion on those financial highlights.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
April 17, 2006

                         REPORT OF INDEPENDENT AUDITORS

To The Board of Directors
The Penn Mutual Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, changes in equity, and cash flows present fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company and its subsidiaries (the "Company") at December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The statements of income, changes in equity, and cash flows for the year ended December 31, 2003 were audited by other auditors whose report dated January 31, 2004 expressed an unqualified opinion on those statements.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 8, 2006

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------


AS OF DECEMBER 31,                                                                  2005                    2004
------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)

ASSETS

Debt securities, at fair value                                                    $  5,490,520              $  5,222,561
Equity securities, at fair value                                                        27,553                    28,296
Real estate, net of accumulated depreciation                                            17,453                    16,055
Policy loans                                                                           625,432                   621,964
Short-term investments                                                                 220,783                   408,243
Other invested assets, at fair value                                                   204,461                   184,028
                                                                                  ------------              ------------
         Total investments                                                           6,586,202                 6,481,147

Cash and cash equivalents                                                               83,994                    78,774
Investment income due and accrued                                                       67,223                    72,914
Deferred acquisition costs                                                             699,571                   620,620
Amounts recoverable from reinsurers                                                    334,823                   325,534
Broker/dealer receivables                                                            1,696,500                 3,304,959
Goodwill                                                                                50,777                    14,354
Other assets                                                                           281,970                   236,131
Separate account assets                                                              3,291,039                 3,116,564
                                                                                  ------------              ------------

        TOTAL ASSETS
                                                                                  $ 13,092,099              $ 14,250,997
                                                                                  ============              ============

LIABILITIES

Reserves for future policy benefits                                               $  2,623,051              $  2,656,113
Other policyholder funds                                                             3,138,339                 2,936,619
Policyholders' dividends payable                                                        18,989                    20,829
Broker/dealer payables                                                               1,417,197                 3,014,104
Accrued income taxes                                                                   143,801                   170,845
Debt                                                                                   329,632                   271,273
Other liabilities                                                                      337,916                   298,820
Separate account liabilities                                                         3,291,039                 3,116,564
                                                                                  ------------              ------------

        TOTAL LIABILITIES                                                           11,299,964                12,485,167
                                                                                  ------------              ------------

EQUITY

Retained earnings
                                                                                    1,689,892                 1,577,464
Accumulated other comprehensive income:
      Unrealized appreciation of securities, net                                       105,074                   191,066
    Minimum pension liability                                                           (2,831)                   (2,700)
                                                                                  ------------              ------------
        Total accumulated other comprehensive income
                                                                                       102,243                   188,366
                                                                                  ------------              ------------
        TOTAL EQUITY                                                                 1,792,135                 1,765,830
                                                                                  ------------              ------------
            TOTAL LIABILITIES AND EQUITY
                                                                                  $ 13,092,099              $ 14,250,997
                                                                                  ============              ============


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                     2005                 2004                  2003
----------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)

REVENUES

Premium and annuity considerations                               $   123,909          $   129,330          $   130,065
Policy fee income                                                    222,188              210,443              185,608
Net investment income                                                385,285              427,390              426,210
Net realized capital  losses                                          (2,949)              (1,208)             (18,313)
Broker/dealer fees and commissions                                   467,947              412,800              396,312
Other income                                                          29,591               26,770               25,139
                                                                 -----------          -----------          -----------

TOTAL REVENUE                                                      1,225,971            1,205,525            1,145,021
                                                                 -----------          -----------          -----------

BENEFITS AND EXPENSES

Benefits paid to policyholders and beneficiaries                     399,437              381,859              383,062
Policyholder dividends                                                36,247               39,077               45,782
Decrease in reserves for future policy benefits                      (31,233)             (29,339)             (27,370)
General expenses                                                     313,988              308,698              291,903
Broker/dealer sales expense                                          264,719              228,089              222,095
Amortization of deferred acquisition costs                            74,898               72,927               68,138
                                                                 -----------          -----------          -----------

TOTAL BENEFITS AND EXPENSES                                        1,058,056            1,001,311              983,610
                                                                 -----------          -----------          -----------

INCOME BEFORE INCOME TAXES                                           167,915              204,214              161,411
                                                                 -----------          -----------          -----------

Income taxes:

   Current                                                            22,699               70,685               27,787
   Deferred                                                           32,788               (3,817)              25,727
                                                                 -----------          -----------          -----------


INCOME TAX EXPENSE                                                    55,487               66,868               53,514
                                                                 -----------          -----------          -----------

          NET INCOME                                             $   112,428          $   137,346          $   107,897
                                                                 ===========          ===========          ===========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
--------------------------------------------------------------------------------

                                                                     ACCUMULATED
                                                                        OTHER
                                                                     COMPREHENSIVE            RETAINED              TOTAL
                                                                     INCOME/(LOSS)            EARNINGS             EQUITY
 -------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)

BALANCE AT JANUARY 1, 2003                                           $   212,048           $ 1,332,221          $ 1,544,269

Net income for 2003                                                           --               107,897              107,897
Other comprehensive income, net of tax
   Unrealized appreciation of securities,
    net of reclassification adjustments                                   (1,312)                   --               (1,312)
   Minimum pension liability                                               3,107                    --                3,107
                                                                                                                -----------
Comprehensive Income                                                                                                109,692
                                                                     -----------           -----------          -----------
BALANCE AT DECEMBER 31, 2003                                         $   213,843           $ 1,440,118          $ 1,653,961

Net income for 2004                                                           --               137,346              137,346
Other comprehensive income, net of tax
        Unrealized depreciation of securities,

        net of reclassification adjustments                              (25,177)                   --              (25,177)

        Minimum pension liability                                           (300)                   --                 (300)
                                                                                                                -----------
Comprehensive income                                                                                                111,869
                                                                     -----------           -----------          -----------
BALANCE AT DECEMBER 31, 2004                                         $   188,366           $ 1,577,464          $ 1,765,830

Net income for 2005                                                           --               112,428              112,428
Other comprehensive income, net of tax
   Unrealized depreciation of securities,

   net of reclassification adjustments                                   (85,992)                   --              (85,992)

   Minimum pension liability                                                (131)                   --                 (131)
                                                                                                                -----------
 Comprehensive Income
                                                                                                                     26,305
                                                                     -----------           -----------          -----------
BALANCE AT DECEMBER 31, 2005                                         $   102,243           $ 1,689,892          $ 1,792,135
                                                                     ===========           ===========          ===========







   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                               2005                2004              2003
--------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)

                  CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                                    $   112,428        $   137,346        $   107,897
Adjustments to reconcile net income to net cash provided by
operating activities:

  Capitalization of acquisition costs                                            (128,349)          (117,276)          (106,977)
  Amortization of deferred acquisition costs                                       74,898             72,927             68,138

  Policy fees on universal life and investment contracts                         (124,112)          (114,081)          (100,677)
  Interest credited on universal life and investment contracts                    127,058            116,599            114,721
  Depreciation and amortization                                                     1,833              6,983              9,875
  Net realized capital losses                                                       2,949              1,208             18,313
  Decrease in investment income due and accrued                                     5,691              6,969              1,161

  Increase in amounts recoverable from reinsurers                                  (9,289)           (21,026)            (9,181)

  Decrease in reserves for future policy benefits                                 (33,062)           (18,049)           (19,596)
  Increase in accrued income tax payable                                           19,391              2,721             32,704
  Other, net                                                                       14,846             13,702            (27,116)
                                                                              -----------        -----------        -----------

     NET CASH PROVIDED BY OPERATING ACTIVITIES                                     64,282             88,023             89,261
                                                                              -----------        -----------        -----------

                  CASH FLOWS FROM INVESTING ACTIVITIES

SALE OF INVESTMENTS:
  Debt securities available for sale                                            1,128,999            807,088            562,017
  Equity securities                                                                 4,386            181,206             46,955
  Other                                                                               (36)              (534)               615

MATURITY AND OTHER PRINCIPAL REPAYMENTS:
  Debt securities available for sale                                              640,578            585,787            812,648
  Other                                                                            17,684             65,569             12,338

COST OF INVESTMENTS ACQUIRED:
  Debt securities available for sale                                           (2,188,988)        (1,634,887)        (1,506,971)
  Acquisition, net of cash acquired                                               (60,045)                --                 --
  Equity securities                                                                (4,576)          (169,144)           (41,416)
  Other                                                                           (39,176)           (63,496)           (17,560)


Change in policy loans, net                                                        (3,468)            19,747              6,395
Cost of short-term investments sold/(acquired), net                               187,460           (241,197)          (130,489)
Purchases of furniture and equipment, net                                          (2,655)           (15,197)           (15,449)
                                                                              -----------        -----------        -----------

     NET CASH USED IN INVESTING ACTIVITIES                                    $  (319,837)       $  (465,058)       $  (270,917)
                                                                              -----------        -----------        -----------

                                 ...CONTINUED -

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                                  2005               2004            2003
-------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)

                    CASH FLOWS FROM FINANCING ACTIVITIES

Deposits for universal life and investment contracts                            $ 922,974          $ 898,734          $ 832,957
Withdrawals from universal life and investment contracts                         (669,576)          (621,382)          (538,547)
Transfers to separate accounts                                                    (62,534)           (69,450)           (81,280)
Issuance of debt                                                                   58,359            183,475              1,752
Decrease/(increase) in net broker dealer receivables                               11,552             34,566            (26,815)
                                                                                ---------          ---------          ---------

     NET CASH PROVIDED BY FINANCING ACTIVITIES                                    260,775            425,943            188,067
                                                                                ---------          ---------          ---------

     NET INCREASE IN CASH AND CASH EQUIVALENTS                                      5,220             48,908              6,411

CASH AND CASH EQUIVALENTS
     Beginning of the year                                                         78,774             29,866             23,455
                                                                                ---------          ---------          ---------
     END OF THE YEAR                                                            $  83,994          $  78,774          $  29,866
                                                                                =========          =========          =========







   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(IN THOUSANDS)
--------------------------------------------------------------------------------

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION AND BASIS OF PRESENTATION

The Penn Mutual Life Insurance Company ("PML") was founded and commenced business in 1847 as a mutual life insurance company. PML concentrates primarily on the sale of individual life insurance and annuity products. The primary products that PML currently markets are traditional whole life, term life, universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. PML markets its products through a network of career agents, independent agents, and independent marketing organizations. PML is also involved in the broker-dealer business, which offers a variety of investment products and services and is conducted through PML's non-insurance subsidiaries. PML sells its products in all fifty states and the District of Columbia.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States and include the accounts of The Penn Mutual Life Insurance Company, its wholly owned life insurance subsidiary, The Penn Insurance and Annuity Company ("PIA"), and non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries) (the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

ACQUISITIONS

On March 22, 2005, one of the Companies non-insurance subsidiaries acquired 100 percent of the outstanding common shares of Parker/Hunter Inc. Parker/Hunter is principally engaged in providing securities brokerage, investment banking, asset management, and related financial services to individuals, institutions, corporations, and municipalities in Pennsylvania, Ohio, & West Virginia. The Company has recorded goodwill of $36,423 and intangible assets of $8,700 related to this transaction.

INVESTMENTS

The Company classifies its debt securities (bonds and mortgage and asset-backed securities) as available for sale. These securities are carried at fair value, with the change in unrealized gains and losses reported in other comprehensive income, net of tax. Income on debt securities is recognized using the effective yield method. For mortgage and asset-backed securities ("structured securities") of high credit quality, changes in expected cash flows are recognized using the retrospective method. For structured securities where the possibility of credit loss is other than remote, changes in expected cash flows are recognized on the prospective method over the remaining life of the securities. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments. These assumptions represent the Company's best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events that a market participant would use in determining the current fair value of the security.

Equity securities are classified as available for sale and carried at fair value. Dividends on equity securities are credited to income on their ex-dividend dates.

The Company regularly evaluates the carrying value of debt and equity securities and adjusts their recorded value for impairment considered other than temporary. Factors considered in determining whether a decline in fair value is other than temporary include the significance of the decline, the time duration of the decline, current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investee, and the Company's ability and intent to retain the investment for a sufficient period of time to recover the recorded value. A decline in a security's fair value that is deemed to be other than temporary is treated as a realized capital loss and an appropriate reduction in the cost basis of the security is recognized.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

Realized gains and losses are determined by specific identification and are included in income on the trade date, net of amortization of deferred acquisition costs. Unrealized gains and losses, net of appropriate taxes and amortization of deferred acquisition costs, are accounted for as a separate component of other comprehensive income.

Policy loans are carried at the unpaid principal balances.

Short-term investments include securities purchased with a maturity date of 90 days to less than one year. Short-term investments are valued at cost, which approximates fair value.

Other invested assets primarily include limited partnerships. Investments in limited partnerships are accounted for using the equity method. Income from these partnerships is classified as investment income.

DERIVATIVES

The Company utilizes various derivatives, including interest rate swaps, financial futures, interest rate caps, and put options in conjunction with its management of assets and liabilities and interest rate risk. All derivatives are recognized at fair value and reported as investments. The accounting treatment for specific derivatives depends on whether management elects to follow hedge accounting, as specified in Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities."

Interest rate swaps are used to manage risk from interest rate fluctuations. These derivative transactions have been designated and qualify as fair value hedges of fixed rate securities in the investment portfolio. Accordingly, changes in both the fair value of the derivative and the fair value of the hedged securities attributable to the hedged risk are recognized as realized gains or losses in current earnings. The change in the fair value of the hedged item is recognized as an adjustment to its cost basis. The Company recognized realized capital (losses)/gains of $(11,040), $2,435, and $1,937 in 2005, 2004 and 2003, respectively, related to the ineffectiveness of its swap hedges.

In 2005, the Company entered into interest rate swaps, financial futures and put options to hedge risks associated with the offering of equity market based guarantees in the company's annuity product portfolio. The change in fair value of these derivatives is recognized as a realized gain/(loss). The loss of these derivative transactions is $131 as of December 31, 2005.

Interest rate caps are carried at fair value and are classified as other invested assets in the consolidated balance sheet. The Company's use of interest rate caps is designed to manage risk associated with rising interest rates, but is not a hedge of specific assets or liabilities. Therefore, these transactions do not qualify for hedge accounting treatment. As a result, the change in the fair value of the derivatives is recognized currently in realized capital gains or losses in the period of change. The Company recognized realized capital losses of $4,666, $14,040 and $1,248 in 2005, 2004 and 2003, respectively, related to the change in fair value of interest rate caps.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, money market instruments and other debt securities purchased with a maturity of 90 days or less.

-------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
-------------------------------------------------------------------------------

OTHER ASSETS

Property and equipment, leasehold improvements and electronic data processing equipment and software (EDP) are stated at cost, less accumulated depreciation and amortization. Depreciation on property and equipment is calculated using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Depreciation of EDP is calculated using the straight-line method over the lesser of its useful life or three years. Nonoperating software is depreciated using the straight-line method over the lesser of its useful life or five years. At December 31, 2005 and 2004, these assets had a gross carrying amount of $93,100 and $105,062, respectively and accumulated depreciation and amortization was $64,530 and $82,709 at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was $13,072, $8,674, and $11,755 for the years ended December 31, 2005, 2004 and 2003, respectively.

Intangibles assets with definite lives, which are related to purchased customer lists, are being amortized primary over the next five years and had a gross carrying amount of $10,707 and $2,007 and accumulated amortization of $2,643 and $1,211 as of December 31, 2005 and 2004, respectively. The aggregate amortization expense related to these intangible assets was $1,432 in 2005 and $199 in 2004 and 2003. Estimated annual amortization expense is:

               YEARS ENDING DECEMBER 31,              AMORTIZATION EXPENSE
               -------------------------              --------------------
                         2006                              $  1,743
                         2007                                 1,442
                         2008                                 1,274
                         2009                                 1,056
                         2010                                   804

The Company had goodwill of $50,777 and $14,354 as of December 31, 2005 and 2004, respectively. The increase is due to the $36,423 of goodwill resulting from the purchase of Parker/Hunter, Inc. Goodwill is reviewed annually for impairment. No impairment of goodwill was recognized during 2005, 2004 or 2003.

DEFERRED ACQUISITION COSTS

Costs of acquiring new insurance and investment type contracts, which vary with and are primarily related to the production of new business, are deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable agency expenses.

Deferred acquisition costs (DAC) related to participating traditional and universal life insurance policies and investment type products without mortality risk that include significant surrender charges fall under SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" and SFAS No. 97. "Accounting by Insurance Cos. for Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" and are being amortized over the lesser of the estimated or actual contract life. Amortization is in proportion to estimated gross profits arising principally from interest, mortality and expense margins and surrender charges. The effects of revisions to estimated gross profits are reflected as adjustments to DAC in the period such estimated gross profits are revised. Deferred acquisition costs related to certain term business fall under SFAS No. 60. "Accounting and Reporting by Insurance Enterprises " and are amortized in proportion to premium revenue recognized.

Deferred acquisition costs are reviewed annually to determine that the unamortized portion of such costs is recoverable from future estimated gross profits. For 2005 and 2004, all unamortized DAC is considered to be recoverable. Certain costs and expenses reported in the consolidated income statements are net of amounts deferred.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

SEPARATE ACCOUNTS

Separate Account assets and liabilities represent segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company's benefit plans. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The carrying value for Separate Account assets and liabilities approximates the fair value of the underlying assets, which are primarily common stocks.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called GMDB, GMAB and GMAB/GMWB. See Note 10 for a discussion of the Company's obligation regarding these product features.

RESERVES FOR FUTURE POLICY BENEFITS

Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products and are established in amounts adequate to meet the estimated future obligations of the policies in force.

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality and morbidity, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.5% to 8.5%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%.

OTHER POLICYHOLDER FUNDS

Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value, which consists of deposits received from customers and investment earnings on the account value, less administrative and expense charges. The liability for universal life products is also reduced by mortality charges.

Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2% to 10.5%.

Contract charges assessed against account values for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefit expense. Sales inducements credited to customer accounts are deferred and recognized as benefit expense over the estimated life of the contract in proportion to estimated gross profits.

POLICYHOLDERS' DIVIDENDS PAYABLE

The majority of the Company's insurance products have been issued on a participating basis. As of December 31, 2005, participating insurance expressed as a percentage of insurance in force is 96%, and as a percentage of premium income is 62%. The Board of Trustees approves the amount of Policyholders' dividends to be paid annually. The aggregate amount of policyholders' dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2005.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

BROKER/DEALER RECEIVABLES/PAYABLES

Broker-dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a settlement-date basis. There would be no material effect on the financial statements if such transactions were recorded on a trade-date basis.

At December 31, 2005 the Company had approximately $605,211 of customer securities under customer margin loans that are available to be repledged, of which the Company has repledged approximately $129,266 under securities loan agreements.

FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized.

REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $2 million.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets, Amounts recoverable from reinsurers. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes to the consolidated financial statements. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS

SOP 03-1

Effective January 1, 2004, the Company adopted the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance for appropriate reserves for variable annuity contracts with guaranteed minimum death benefit (GMDB) and for universal life with secondary guarantees. SOP 03-1 also provides guidance on separate account presentation, accounting for an insurance company's proportionate interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, annuitization options, and accounting for sales inducements to contract holders.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

The effect of initially adopting SOP 03-1 resulted in a $1.3 million increase in net income on 2004, net of taxes.

                                                                 JANUARY 1, 2004
                                                                 ---------------
     Change in future policy benefits:
              GMDB for variable annuities                          $  2,565
              Secondary guarantees: life insurance                     (131)
              Adjustment to DAC                                        (360)
                                                                   --------
              Subtotal                                                2,074
     Adjustment of deferred taxes                                       726
                                                                   --------
     Net effect                                                    $  1,348
                                                                   ========

SOP 03-1 also requires that certain sales inducements need to be capitalized and then amortized into income in the future. Penn Mutual has deferred annuity policies in force that contain sales inducements, which are deferred if they meet the requirements in SOP 03-01.


Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize DAC. The following table summarizes the changes to the sales inducements asset as of December 31:

                                             2005               2004
                                        ---------------    ---------------
Beginning balance                            $  14,818          $  10,396
Cumulative impact of adoption                        -                  -
Additional amounts deferred                      6,718              4,930
Amortization                                     2,106                508
                                        ---------------    ---------------
Ending balance                               $  19,430          $  14,818
                                        ===============    ===============

SFAS 132R

Beginning in 2004, the Company adopted Statement of Financial Accounting Standards No. 132R, Employers' Disclosures about Pension and Other Post-retirement Benefits (SFAS 132R). SFAS 132R revised the disclosure requirements for pension and other postretirement benefit plans but does not change the measurement or recognition of those plans. Specifically, SFAS 132R requires additional disclosures about the assets, obligations, cash flows and net periodic benefit costs of defined benefit plans and other postretirement benefit plans. Disclosures previously required under SFAS No. 87, 88, and 106 were retained.

EITF 03-01

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue 03-01, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-01). EITF 03-01 provides guidance for recognizing other than temporary impairment on investments in certain equity and debt securities. In addition to requiring certain additional disclosures, implementation of EITF 03-01 would have changed how the Company recognizes and measures impairments in securities caused by changes in market interest rates. However, on October 4, 2004, the FASB issued FSP 03-1-01, Effective Date of Paragraphs 10-20 of EITF 03-01, The Meaning of Other Than Temporary Impairment, which delayed the effective date for the recognition and measurement guidance of EITF 03-01 that are contained in paragraphs 10-20, until certain implementation issues are addressed and a final FSP is issued. The Company will continue to comply with relevant "other than temporary" guidance as specified in existing authoritative literature and will make the disclosure requirements that are effective in EITF 03-01. In addition, the Company will monitor the status of the implementation issues that FASB is addressing, and evaluate the potential effects of revised guidance on the Company's consolidated financial position or results of operations.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

2.  INVESTMENTS:

DEBT SECURITIES

The following tables summarize the Company's investments in debt securities. All debt securities are classified as available-for-sale and are carried at fair value. Amortized cost is net of cumulative writedowns for other than temporary declines in value of $25,096 and $33,228 as of December 31, 2005 and 2004, respectively.

                                                                        DECEMBER 31, 2005
                                                ------------------------------------------------------------------
                                                                    GROSS              GROSS          ESTIMATED
                                                  AMORTIZED       UNREALIZED         UNREALIZED         FAIR
                                                     COST           GAINS              LOSSES           VALUE
                                                --------------    -------------      -------------    -----------
U.S. Treasury, Government
     agency securities                              $  671,804       $   44,312         $    3,045     $  713,071
States and political subdivisions                        7,286              886                  -          8,172
Corporate securities                                 2,098,287          154,406             25,230      2,227,463
Residential mortgage backed securities
    (MBS)                                            1,134,235            8,698             18,345      1,124,588
Commercial mortgage backed securities
    (MBS)                                            1,127,009           24,726             16,320      1,135,415
Asset-Backed Securities                                276,612            8,641              3,442        281,811
                                                   -----------      -----------        -----------     ----------
     TOTAL                                         $ 5,315,233      $   241,669        $    66,382     $5,490,520
                                                   ===========      ===========        ===========     ==========


                                                                      DECEMBER 31, 2004
                                                ---------------------------------------------------------------
                                                                    GROSS              GROSS          ESTIMATED
                                                  AMORTIZED       UNREALIZED         UNREALIZED         FAIR
                                                     COST           GAINS              LOSSES           VALUE
                                                --------------    -------------      -------------    -----------
U.S. Treasury, Government and
     agency securities                                $ 631,849       $  29,977        $  7,409       $  654,417
States and political subdivisions                         7,272             734               -            8,006

Corporate securities                                  2,196,768         240,628           7,162        2,430,234
Residential mortgage backed securities
     (MBS)                                              994,326          25,582           4,473        1,015,435
Commercial mortgage backed securities
     (MBS)                                              769,811          45,169           2,056          812,924
Asset-Backed Securities                                 291,201          11,369           1,025          301,545
                                                    -----------      ----------        --------       ----------
     TOTAL                                          $ 4,891,227       $ 353,459        $ 22,125       $5,222,561
                                                    ===========       =========        ========       ==========

Corporate securities include $50,000 in notes initially yielding 1.6% with imbedded floors inversely tied to LIBOR. As of December 31, 2005 and 2004, the notes had a fair value of $52,770 and $88,936, respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

The following table summarizes the amortized cost and fair value of debt securities as of December 31, 2005 by contractual maturity.

                                                              AMORTIZED
         Years to maturity:                                      COST                FAIR VALUE
                                                          -------------------     ------------------

         One or less                                           $      74,331            $    75,568
         After one through five                                      725,708                737,452
         After five through ten                                      729,226                754,633
         After ten                                                 1,248,112              1,381,053
         Residential MBS                                           1,134,235              1,124,588
         Commercial MBS                                           1,127,0099              1,135,415
         Asset-Backed Securities                                     276,612                281,811
                                                               -------------           ------------
           TOTAL                                               $   5,315,233           $  5,490,520
                                                               =============           ============

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is 4.6 years.

Residential MBS, Commercial MBS and Asset-Backed Securities follow a structured principal repayment schedule and 96% are of high credit quality. Securities totaling $2,394,101 are rated AAA and include $15,099 of interest-only tranches. As of December 31, 2005 and 2004, the Company's investments included $1,336 and $63,712, respectively, of the tranches retained from the 1996 securitization of the Company's commercial mortgage loan portfolio. These investments represented less than 1% and 4% of equity at December 31, 2005 and 2004, respectively.

At December 31, 2005, the largest industry concentration of the Company's portfolio was investments in the electric utility sector of $382,390 representing 6.96% of the total debt portfolio.

Proceeds during 2005, 2004 and 2003 from sales of available-for-sale securities were $1,128,999, $807,088, and $562,017, respectively. Gross gains (losses) realized on those sales were $25,496 and $(9,301), respectively, during 2005, $41,464 and $(5,772), respectively, during 2004, and $35,049 and $(15,215), respectively, during 2003. During 2005, 2004, and 2003, the Company realized losses of $1,537, $20,427, and $31,822, respectively, related to other than temporary impairment of debt securities.

The Company's investment portfolio of debt securities is predominantly comprised of investment grade securities. At December 31, 2005 and 2004, debt securities with fair value totaling $295,587 and $317,775, respectively, were less than investment grade. At December 31, 2005 and 2004, there were no securities to be restructured pursuant to commenced negotiations, nor were there any non-income producing debt securities. Had there been such securities, interest would not have been accrued.

EQUITY SECURITIES

During 2005, 2004 and 2003, the proceeds from sales of equity securities amounted to $4,386, $181,206, and $46,955, respectively. The gross gains (losses) realized on those sales were $20 and $(210), $1,458 and $(170), and $576 and $(523), for 2005, 2004 and 2003, respectively.

The cost basis of equity securities, excluding affiliates, is $24,297 and $24,297 as of December 31, 2005 and 2004, respectively. The equity securities had gross unrealized gains of $3,280 and $4,023, respectively, and gross unrealized losses of $25 and $25, respectively, as of December 31, 2005 and 2004.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

OTHER INVESTED ASSETS

As of December 31, 2005 and 2004, other invested assets included $135,901 and $127,109 in investments in partnerships. The Company recognized realized losses of $5,246 and $4,877 in 2005 and 2004, respectively, associated with other than temporary impairments of certain partnership investments. The realized gains and losses are classified as investment income.

UNREALIZED LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company's investments in equity and fixed maturity securities at December 31, 2005 are temporary in nature. The Company conducts a review each quarter to identify and evaluate investments that have impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the significance of the decline in fair value, the length of time a security's fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows and the Company's ability and intent to hold the investment for a sufficient period of time to allow for any anticipated recovery.

The table below shows the fair value of investments in debt and equity securities in an unrealized loss position at December 31, 2005.

                                            LESS THAN 12 MONTHS           12 MONTHS OR LONGER                  TOTAL
                                            -------------------           -------------------                  -----
                                                          GROSS                         GROSS                          GROSS
                                         FAIR VALUE     UNREALIZED     FAIR VALUE    UNREALIZED      FAIR VALUE     UNREALIZED
                                                          LOSSES                       LOSSES                         LOSSES
                                        ------------- --------------- ------------- -------------- --------------- --------------
U.S Treasury, Government and agency        $ 330,954       $   2,452      $ 21,624       $    593       $ 352,578      $   3,045
securities
Corporate securities                         487,464          16,098       139,338          9,132         626,802         25,230
Residential MBS                              615,245          10,487       265,555          7,858         880,800         18,345
Commercial MBS                               531,232          13,741        89,466          2,579         620,698         16,320
Asset-Backed Securities                       63,145           2,374        71,047          1,068         134,192          3,442
                                        ------------- --------------- ------------- -------------- --------------- --------------
     Total debt securities                 2,028,040          45,152       587,030         21,230       2,615,070         66,382

Equity securities                                  -               -            70             25              70             25
                                        ------------- --------------- ------------- -------------- --------------- --------------
                                          $2,028,040       $  45,152     $ 587,100      $  21,255      $2,615,140      $  66,407
                                        ============= =============== ============= ============== =============== ==============

OTHER
Investments on deposit with regulatory authorities as required by law were $7,506 and $7,773 at December 31, 2005 and 2004, respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

3.  INVESTMENT  INCOME AND CAPITAL GAINS:

The following table summarizes the sources of investment income for the years ended December 31:

                                                2005                   2004                2003
                                           ---------------        ---------------     ---------------

Debt securities                                 $326,522               $371,272               $380,491
Equity securities                                  2,065                  3,179                  1,885
Mortgage loans                                         1                  2,279                  2,698
Real estate                                        2,209                  2,209                  2,209
Policy loans                                      37,358                 37,615                 42,534
Short-term investments                            10,135                  2,141                    805
Other invested assets                             16,119                 16,725                  6,387
                                                --------               --------               --------
Gross investment income                          394,409                435,420                437,009
      Less: Investment expense                     9,124                  8,030                 10,799
                                                --------               --------               --------
INVESTMENT INCOME, NET                          $385,285               $427,390               $426,210
                                                ========               ========               ========

The following table summarizes net realized capital gains/(losses) on investments for the years ended December 31:

                                                                   2005                  2004                 2003
                                                              ---------------       ----------------     ---------------
Debt securities                                                   $ 14,658            $ 15,265            $(10,888)
Equity securities, mortgage loans and real estate                     (243)              1,287                  51
Other invested assets                                              (15,931)            (16,510)             (8,556)
Amortization of deferred acquisition costs                          (1,433)             (1,250)              1,080
                                                                  --------            --------            --------
NET REALIZED LOSSES                                               $ (2,949)           $ (1,208)           $(18,313)
                                                                  ========            ========            ========

The following table sets forth the reclassification adjustment required to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:


                                                          2005               2004               2003
                                                     ---------------    ---------------     --------------
RECLASSIFICATION ADJUSTMENTS
Unrealized holding (losses)/gains arising
     during period                                      $(79,123)            $(22,230)            $(11,660)
 Reclassification adjustment for losses/(gains)
     included in net income                               (6,869)              (2,947)              10,348
                                                        --------             --------             --------
UNREALIZED (LOSSES)/GAINS ON INVESTMENTS, NET
    OF RECLASSIFICATION ADJUSTMENT                      $(85,992)            $(25,177)            $ (1,312)
                                                        ========             ========             ========


Reclassification adjustments reported in the above table for the years ended December 31, 2005, 2004 and 2003 are net of income tax expense/(benefits) of $3,697, $1,587 and $(5,570), respectively, and $(1,538), $(602), and $(2,361), respectively, relating to the effects of such amounts on deferred acquisition costs/(benefits).

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

4.  DERIVATIVES:

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company's asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all OTC derivative contracts. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

The fair value of derivatives contracts are based on dealers' quotes and represent the estimated amount the Company would receive to terminate the contracts taking into account current interest rates and the credit worthiness of the counterparties, where appropriate. The Company had open futures with a fair value of $(120) and $0 as of December 31, 2005 and 2004, respectively. The Company had open put options with a fair value of $7,519 and $0 as of December 31, 2005 and 2004, respectively. The Company had open interest rate swaps with a notional amount of $420,000 and $0 and a fair value of $7,297 and $0 as of December 31, 2005 and 2004, respectively. The Company had open interest rate cap positions with a notional amount of $1,250,000 and $1,250,000 and a fair value of $3,420 and $8,087 as of December 31, 2005 and 2004, respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

5.  FAIR VALUE INFORMATION:

The following table summarizes the carrying value and fair value of the Company's financial instruments as of December 31, 2005 and 2004.

                                                               2005                                    2004
                                                  --------------------------------      -----------------------------------
                                                     CARRYING          FAIR                 CARRYING            FAIR
                                                      VALUE            VALUE                 VALUE             VALUE
                                                  --------------- ----------------      ----------------- -----------------
   FINANCIAL ASSETS:
      Debt securities, available for sale        $     5,490,520      $ 5,490,520      $       5,222,561       $ 5,222,561
      Equity securities
           Non-redeemable preferred stocks                27,553           27,553                 28,296            28,296
      Policy loans                                       625,432          626,478                621,964           615,748
      Short-term investments                             220,783          220,783                408,243           408,243
      Other invested assets                              204,461          204,461                184,028           184,028
      Cash and cash equivalents                           83,994           83,994                 78,774            78,774
      Separate account assets                          3,291,039        3,291,039              3,116,564         3,116,564

   FINANCIAL LIABILITIES:
      Investment-type contracts
           Individual annuities                        1,216,736        1,219,199              1,140,791         1,152,669
           Group annuities                                20,343           20,257                 24,905            25,007
           Other policyholder funds                      241,424          241,424                245,943           245,943
                                                  --------------- ----------------      ----------------- -----------------
     Total policyholder funds                          1,478,503        1,480,880              1,411,639         1,423,619
     Policyholder's dividends payable                     18,989           18,989                 20,829            20,829
     Separate account liabilities                      3,291,039        3,291,039              3,116,564         3,116,564


The fair values for the Company's investments in debt and equity securities are based on quoted market prices, where available. In situations where market prices are not readily available, primarily private placements, fair values are estimated using a pricing method based on fair values of securities with similar characteristics. The fair value of currently performing mortgage loans is estimated by discounting the cash flows associated with the investment, using an interest rate currently offered for similar loans to borrowers with similar credit ratings. The fair value of policy loans is calculated by discounting estimated future cash flows using interest rates currently being offered for similar loans. Loans with similar characteristics are aggregated for purposes of the calculations. The estimated fair values for limited partnerships, included in other invested assets, are based on values determined by the partnerships' managing general partners. The carrying values of cash, cash equivalents, short-term investments and separate account assets approximate their fair values. The resulting fair values may not be indicative of the value that could be negotiated in an actual sale.

The fair values of the Company's liabilities for individual annuities and certain group annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued. The statement values of other policyholder funds, policyholders' dividends payable, debt and separate account liabilities approximate their fair values.

The fair values of liabilities under all of the Company's contracts are considered in the overall management of interest rate risk. The Company is exposed to interest rate risk on its interest-sensitive products. The Company's investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company's assets and liabilities.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

6.  BENEFIT PLANS:

The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

During 2004, the Company approved the freezing of benefits under its qualified and TEFRA pension plans effective December 31, 2005, thereby triggering a curtailment accounting event. The Plans' obligations and assets were remeasured, with obligations using a 5.75% discount rate. The assets as of September 30, 2004, along with the remeasured obligations, were used to calculate a revised annual pension expense as of January 1, 2004 for the remaining three months of the year. These revised expenses are reflected in the financial statements.

BENEFIT OBLIGATIONS

The following table sets forth the plans' change in benefit obligation as of December 31, 2005 and 2004:

                                                           PENSION BENEFITS                            OTHER BENEFITS
                                               -----------------------------------------     -----------------------------------
                                                       2005                  2004                2005                2004
                                               ---------------------    ----------------     --------------    -----------------

Benefit obligation at beginning of year                $ 123,779          $ 123,324          $  39,283          $  37,287
Service cost                                               3,511              4,503                543                431
Interest cost                                              7,150              7,849              1,936              2,251
Plan amendment                                               547                922                 --                 --
Actuarial (gain) loss                                      5,028             12,660             (2,173)             1,882
Curtailments                                                  --            (20,669)                --                 --
Benefits paid                                             (4,828)            (4,810)            (2,200)            (2,568)
                                                       ---------          ---------          ---------          ---------
BENEFIT OBLIGATION AT END OF YEAR                      $ 135,187          $ 123,779          $  37,389          $  39,283
                                                       =========          =========          =========          =========

The accumulated benefit obligation for all defined benefit plans as of December 31, 2005 and 2004 was $134,889 and $121,697, respectively.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were:

                                             PENSION BENEFITS                 OTHER BENEFITS
                                        ---------------------------    -----------------------------
                                           2005          2004               2005          2004
                                        ------------ --------------    -----------------------------
      Discount rate                        5.65%         5.75%             5.50%          5.75%
      Rate of compensation increase        4.25%         4.25%             4.00%          4.00%

At December 31, 2005, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 11% for 2006, grading to 5% for 2010. At December 31, 2004, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 12.5% for 2005, grading to 5% in 2010.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

PLAN ASSETS

The following table sets forth the plan assets as of December 31, 2005 and 2004:

                                                                 PENSION BENEFITS                        OTHER BENEFITS
                                                        ------------------------------------    ---------------------------------
                                                             2005                 2004              2005              2004
                                                        ----------------      --------------    -------------    ----------------
CHANGE IN PLAN ASSETS:
Fair value of plans assets at beginning of year             $  97,212             $  92,108         $   --         $     --
Actual return on plan assets                                    4,653                 7,923             --               --
Employer contribution                                          11,898                 1,991          2,200            2,568

BENEFITS PAID                                                  (4,828)               (4,810)        (2,200)          (2,568)
                                                            ---------             ---------         ------        ---------
FAIR VALUE OF PLAN ASSETS AT END OF YEAR                    $ 108,935             $  97,212         $   --         $     --
                                                            =========             =========         ======        =========

The Company's investment objectives with respect to pension assets are growth, preservation of principal and preservation of purchasing power. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. Rebalancing occurs when the assets balances fall outside the targeted ranges. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis. The Company's pension plan asset allocation at December 31, 2005 and 2004, and the current target allocations are as follows:

                                                   2006 TARGET      PERCENTAGE OF PLAN ASSETS
                                                   ALLOCATION           AS OF DECEMBER 31,
                                                 ----------------   -------------------------
                    ASSET CATEGORY                                     2005              2004
                                                                       ----              ----
                    Equity securities               40% - 60%          56%                54%
                    Fixed Income & Cash             40% - 60%          44%                46%
                                                                     ----              -----
                    Total                                              100%              100%
                                                                     =====             =====

The expected long-term rate of return on plan assets was 8% in 2005 and 2004. The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities.

At December 31, 2005 and 2004, all of the plans' assets were invested in the Company's group annuity contracts, which in turn are invested in various investment options of related funds.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

FUNDED STATUS

The funded status of the plans, reconciled to the amount reported on the statement of financial position is as follows:

                                                            PENSION BENEFITS                        OTHER BENEFITS
                                                  -------------------------------------    ---------------------------------
                                                        2005                 2004               2005               2004
Benefit Obligation                                    $(135,187)           $(123,779)        $ (37,389)        $ (39,282)
Fair value of plan assets                               108,935               97,212                --                --
                                                      ---------            ---------         ---------         ---------
FUNDED STATUS                                         $ (26,252)           $( 26,567)        $ (37,389)        $ (39,282)
                                                      =========            =========         =========         =========

Funded status                                         $ (26,252)           $ (26,567)        $ (37,389)        $ (39,282)
Unrecognized net actuarial loss                          19,240               11,544             6,606             8,861
Unrecognized prior service cost (benefit)                    --                  424            (1,804)           (3,550)
                                                      ---------            ---------         ---------         ---------
NET AMOUNT RECOGNIZED                                 $  (7,012)           $ (14,599)        $ (32,587)        $ (33,971)
                                                      =========            =========         =========         =========

Amount recognized in balance sheet:
Prepaid pension asset                                 $  17,438            $   7,899         $      --                --
Accrued benefit liability                               (28,809)             (27,080)          (32,587)          (33,971)
Intangible assets                                            --                  425                --                --
Minimum pension liability                                 4,359                4,157                --                --
                                                      ---------            ---------         ---------         ---------
NET AMOUNT RECOGNIZED                                 $  (7,012)           $ (14,599)        $ (32,587)        $ (33,971)
                                                      =========            =========         =========         =========

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $29,108, $28,810 and $0, respectively as of December 31, 2005. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,583, $27,080 and $0, respectively as of December 31, 2004.

As of December 31, 2005, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company's other postretirement benefit plans.

A minimum pension liability adjustment is required when the actuarial present value of accumulated benefits exceeds plan assets. In 2005 and 2004, the change in the minimum pension liability, net of the change in the related intangible asset of $202 and $461 respectively, was reported in equity.

ACTUAL CONTRIBUTIONS AND BENEFITS
The contributions made and the benefits paid from the plans were:

                                                       PENSION BENEFITS                        OTHER BENEFITS
                                              ------------------------------------    ----------------------------------
                                                   2005                2004                2005               2004
                                              ----------------    ----------------    ---------------     --------------
             Employer Contributions           $     11,898        $     1,991             $2,200          $  2,568
             Benefits Paid                          (4,828)            (4,810)            (2,200)           (2,568)

EXPECTED EMPLOYER CONTRIBUTIONS

The Company's funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company's tax and cash positions and the plan's funded status.

In 2006, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0 and to the unfunded pension and postretirement plans in an amount equal to benefit costs of approximately $1,772 and $2,589, respectively.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

ESTIMATED FUTURE BENEFIT PAYMENTS:

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

                                                         PENSION             OTHER
                                                         BENEFITS          BENEFITS
                                                       -------------     --------------
                           2006                            $  4,951           $  2,589
                           2007                               5,180              2,736
                           2008                               5,367              2,828
                           2009                               5,598              2,913
                           2010                               5,880              2,955
                           Years 2011-2015                   37,840             15,135

NET PERIODIC COST

The following are the components of the net periodic benefit costs (excluding the minimum pension liability adjustment) for the years ending December 31, 2005 and 2004:

                                                                      PENSION BENEFITS                    OTHER BENEFITS
                                                                      ----------------                    --------------
                                                                    2005            2004             2005                2004
                                                                 ------------    ------------    --------------      --------------
Service cost                                                       $ 3,511          $ 4,503         $   544            $   431
Interest cost                                                        7,150            7,849           1,936              2,250
Expected return on plan assets                                      (7,662)          (7,256)             --                 --
Amortization of prior service cost                                      46              241          (1,747)            (1,746)
Amount of recognized gains and loss                                    342              845              84                296
                                                                   -------          -------         -------            -------
   Net periodic benefit cost                                       $ 3,387          $ 6,182         $   817            $ 1,231

FAS 88 Charges:
Curtailment charge                                                     924            1,103              --                 --
                                                                   -------          -------         -------            -------
    TOTAL NET PERIODIC BENEFIT COST                                $ 4,311          $ 7,285         $   817            $ 1,231
                                                                   =======          =======         =======            =======


During 2005, the pension plan was amended to increa pension policy benefit, to freeze the benefit service that applied toward the payment period, and to allow service to count toward vesting. Due to thes amendments; there was a one-time curtailment charge of $924.

The weighted-average assumptions used to determine net cost were:


                                                        Pension Benefits                   Other Benefits
                                                    --------------------------     --------------------------------
                                                       2005          2004               2005            2004
                                                    ------------ -------------     --------------------------------
      Discount rate                                    5.75%        6.25%              5.75%           6.25%
      Expected return on plan assets                   8.00%        8.00%                -               -
      Rate of compensation increase                    4.25%        4.25%              4.00%           4.00%

The assumed health care cost trend rate used in determining net periodic costs for 2005 was 12.5%, grading to 5% for 2010. The assumed health care cost trend rate used in determining net periodic costs for 2004 was 14%, grading to 5% for 2010. The assumed health care cost trend rate used in determining net periodic costs for 2003 was 14%, grading to 5% for 2010.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                     One Percentage Point
                                                                 Increase          Decrease
                                                                 --------          --------
                Service and interest cost components              $   195            $(169)
                Postretirement benefit obligation                   3,004            (2,623)

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law on December 8, 2003. In accordance with FASB Staff Position FAS 106-1, the Company made a one-time election to defer recognition of the effects of the law in the accounting for its plan under FAS 106 and in providing disclosures related to the plan until authoritative guidance on the accounting for the federal prescription drug subsidy was issued. Final regulations regarding the implementation of the Act were issued in 2005. After reviewing its plans, the Company decided to forgo the federal prescription drug subsidy and instead offer plans that include the Medicare Part D benefit (Medicare Advantage Plans and Medicare Part D Prescription Drug Plans (PDPs)). Accordingly, the Company does not anticipate receiving any direct subsidy for Medicare Part D. Any indirect savings in future plan costs that may be passed on by insurers in the form of reduced premium rates will be reflected in the benefit obligations and accounting expense as gains when and if they occur.

DEFINED CONTRIBUTION PLANS

The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2005, 2004 and 2003, the expense recognized for these plans was $4,665, $5,639 and $8,853 respectively. The estimated fair value of the defined contribution plans' assets at December 31, 2005 and 2004 was $304,240 and $287,606, respectively.

At December 31, 2005 and 2004, $98,827 and $86,456 respectively, of the defined contribution plans' assets were invested in the Company's group annuity contracts.

7.  INCOME TAXES:

The Company follows the asset and liability method of accounting for income taxes whereby current and deferred tax assets and liabilities are recognized utilizing currently enacted tax laws and rates. Deferred taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                          2005             2004
                                                      -------------    -------------
          DEFERRED TAX ASSETS:
             Future policy benefits                  $      86,334    $      89,803
             Policyholders' dividends payable                6,555            7,228
             Investment losses                              21,876           15,713
             Employee benefit liabilities                   36,685           35,532
             Other                                          11,129           16,729
                                                      -------------    -------------
                    Total deferred tax asset               162,579          165,005
                                                      -------------    -------------

          DEFERRED TAX LIABILITIES:
             Deferred acquisition costs                    194,845          180,647
             Unrealized investment gains                    56,843          102,990
             Other                                          43,009           25,746
                                                      -------------    -------------
                    Total deferred tax liability           294,697          309,383
                                                      -------------    -------------
          Net deferred tax liability                       132,118          144,378
          Tax currently payable                             11,683           26,467
                                                      -------------    -------------
          ACCRUED INCOME TAXES                       $     143,801    $     170,845
                                                      =============    =============

The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

                                                               2005                 2004                  2003
                                                           -------------        --------------       ----------------

           Tax expense at 35%                                 $ 58,770             $ 71,476             $ 56,494
           Increase /(decrease) in income taxes
           resulting from:
              Prior period adjustment                           (1,456)              (1,212)              (1,165)
              Dividends received deduction                      (4,991)              (3,632)              (2,617)
              Other                                              3,164                  236                  802
                                                              --------             --------             --------
           INCOME TAX EXPENSE                                 $ 55,487             $ 66,868             $ 53,514
                                                              ========             ========             ========

The Internal Revenue code temporarily suspended the differential earnings amount
(DEA) calculation required for mutual insurance companies for the years 2001 through 2003. The Pension Funding Equity Act of 2004 repealed Internal Revenue Code Section 809, relating to the Differential Earnings Adjustment (DEA) for taxable years beginning after December 31, 2004. There was no income impact from the DEA in 2004. The Company has determined that the DEA recalculation for 2004 will not result in an income adjustment for 2005.

Cash paid for federal income taxes in 2005, 2004, and 2003 was $37,250, $62,580, and $27,069, respectively.

The Internal Revenue Service has completed their examination of the Company's income tax returns through the year 2001. Income tax returns for the tax years 2002 through 2004 are scheduled to be examined by the IRS in 2006. Management believes that an adequate provision has been made for potential adjustments.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

8.  REINSURANCE:

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance permits recovery of a portion of losses from reinsurers, although the Company remains primarily liable as the direct insurer on all risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers to ensure that amounts due from reinsurers are collectible. The table below highlights the amounts shown in the accompanying financial statements.

                                                             ASSUMED             CEDED TO
                                         GROSS             FROM OTHER              OTHER                 NET
                                        AMOUNT              COMPANIES            COMPANIES             AMOUNT
                                   ------------------   ------------------   ------------------   ------------------
DECEMBER 31, 2005:
  Life Insurance in Force              $54,085,724           $ 1,802,190           $21,966,638           $33,921,276
  Premiums                                 155,737                 2,518                34,346               123,909
  Benefits                                 453,995                     -                54,558               399,437
  Reserves                               5,759,108                 2,282               317,201             5,444,189

DECEMBER 31, 2004:
  Life Insurance in Force              $50,138,980           $ 1,689,892           $18,770,358           $33,058,514
  Premiums                                 158,591                   710                29,971               129,330
  Benefits                                 434,958                     -                53,099               381,859
  Reserves                               5,590,511                 2,221               313,020             5,279,712

DURING 2003, THE COMPANY HAD GROSS PREMIUMS OF $159,869, ASSUMED PREMIUMS OF $0, CEDED PREMIUMS OF $29,804, GROSS BENEFITS OF $436,925, ASSUMED BENEFITS OF $0, AND CEDED BENEFITS OF $53,863.

Reinsurance receivables with a carrying value of $209,975 and $209,145 were associated with a single reinsurer at December 31, 2005 and 2004, respectively. This recoverable is secured by investment grade securities with a market value of $219,839 and $211,806, respectively held in trust.

9.  DEBT:

On June 23, 2004, the Company issued a Surplus Note ("Notes") with a principal balance of $200,000, at a discount of $3,260. The Notes bears interest at 6.65%, and have a maturity date of June 15, 2034. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2005 and 2004, the amortized cost basis of the Notes was $196,803 and $196,766, respectively.

The Company's broker-dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers. The Company is required to collateralize amounts borrowed in excess of certain limits. At December 31, 2005, the Company had debt of $132,829, of which $83,000 in short term bank loans were collateralized by customer-owned securities valued at approximately $95,029. At December 31, 2004, the Company had debt of $74,507, of which $32,900 in short term bank loans were collateralized by customer-owned securities valued at approximately $33,577. The bank loans are demand obligations and generally require interest based on the Federal Funds rate. At December 31, 2005 and 2004, the weighted average interest rates on these borrowings were 4.36% and 2.42% respectively. All remaining loans, including bank overdrafts, are not collateralized.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

10.  GUARANTEED MINIMUM DEATH BENEFITS AND LIVING BENEFITS:

The Company has variable annuity contracts that have GMDB such that GMDB provides a specified minimum benefit payable upon death:

              o RETURN OF PREMIUM - provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as "net purchase Payments". This guarantee is a standard death benefit on all individual variable annuity products.

              o STEP-UP - provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

              o RISING FLOOR - provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk, net of reinsurance, and reserves for variable annuity contracts with guarantees invested in the separate account as of December 31:

                                   2005                 2004
                             -----------------    -----------------
   Account value                 $  2,044,437         $  1,882,263
   Net amount at risk                  57,069               76,716
   Reserves                             3,413                3,816

Prior to 2004, the GMDB reserve was equal to our Statutory reserve under Guideline XXXIV. In 2004 with the implementation of SOP 03-1, stochastic modeling was used to determine the liability. The stochastic model involves 1,000 scenarios. Stochastic modeling generates a projection of excess benefits. A ratio of the present value of these excess benefits to the present value of excess revenues is calculated and applied to the excess revenues in that period to determine the new liability accrual. This accrual is rolled forward with interest and amortized as excess payments are made.

The company regularly evaluates the estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

During 2005, the Company introduced variable annuity contracts that have living benefits, which are GMAB and GMAB\GMWB Rider options. At December 31, 2005, contracts in force of 210 resulted in immaterial reserves.

11. COMMITMENTS AND CONTINGENCIES:

The Company and its subsidiaries are involved in various pending or threatened legal and/or regulatory proceedings arising from the conduct of its business. Most of these proceedings are routine in the ordinary course of business, although some involve extra-contractual damages in addition to other damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. Insurance companies are also subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, after consultation with legal counsel and a review of available facts, the outcome of the proceedings and assessments are not likely to have a material adverse effect on the financial position of the Company.

--------------------------------------------------------------------------------
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

The Company, in the ordinary course of business, extends commitments relating to its investment activities. As of December 31, 2005, the Company had outstanding commitments totaling $90,534 relating to these investment activities. The fair value of these commitments approximates the face amount.

The Company has entered into various leases, primarily for field and sales offices. As of December 31, 2005, future minimum payments under noncancellable leases are as follows:

               YEAR ENDING DECEMBER 31,          OPERATING LEASES
               ------------------------          ----------------
                         2006                         $ 20,843
                         2007                           18,486
                         2008                           16,263
                         2009                           14,351
                         2010                           11,464
                      Thereafter                        22,797

12. STATUTORY INFORMATION:

State insurance regulatory authorities prescribe or permit statutory accounting practices for calculating net income and capital and surplus, which differs in certain respects from generally accepted accounting principles (GAAP). The significant differences relate to deferred acquisition costs, which are charged to expenses as incurred; federal income taxes, which reflect amounts that are currently taxable; and benefit reserves, which are determined using prescribed mortality, morbidity and interest assumptions, and which, when considered in light of the assets supporting these reserves, adequately provide for obligations under policies and contracts.

INVESTMENTS IN BONDS AND PREFERRED STOCKS ARE GENERALLY CARRIED AT AMORTIZED COST OR MARKET VALUE. AN ASSET VALUATION RESERVE (AVR) IS ESTABLISHED AS A LIABILITY TO OFFSET POTENTIAL INVESTMENT LOSSES AND AN INTEREST MAINTENANCE RESERVE (IMR) IS ESTABLISHED AS A LIABILITY TO CAPTURE CAPITAL GAINS AND LOSSES ON THE SALE OF FIXED INCOME INVESTMENTS, RESULTING FROM CHANGES IN THE GENERAL LEVEL OF INTEREST RATES.

The combined insurance companies' statutory capital and surplus at December 31, 2005 and 2004 was $1,248,230 and $1,157,589, respectively. The combined insurance companies' net income, determined in accordance with statutory accounting practices, for the years ended December 31, 2005, 2004, and 2003, was $184,590 $79,791, and $73,466, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2005, the Company's surplus exceeds these minimum levels.

                                     PART C

                                OTHER INFORMATION

ITEM 27:  EXHIBITS

         (a)(1) Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing the Penn Mutual Variable Life Account I. Incorporated herein by reference to Exhibit A(1)(a) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

         (a)(2) Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments held in Penn Mutual Variable Life Account I. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (b)      Not Applicable.

         (c)(1) Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent. Incorporated herein by reference to Exhibit A(3)(a)(1) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

         (c)(2) Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. Incorporated herein by reference to Exhibit A(3)(a)(2) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

         (c)(3) Form of Agent's Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998(Accession No. 0001036050-98-001504).

         (c)(4) Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on November 30, 1998 (Accession No. 0001036050-98-002055).

         (c)(5) Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws, and companion Form of Corporate Insurance Agent Selling Agreement. Incorporated herein by reference to
                  Exhibit 3(e) to Pre-Effective Amendment to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on November 30, 1999 (Accession No. 0001036050-98-002055).

         (c)(6) Schedule of Sales Commissions. Incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(1) Specimen Flexible Premium Adjustable Variable Life Insurance Policy (VU-90(S)). Incorporated herein by reference to Exhibit A5(a) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(2) Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Sex distinct) (VU-99(S)). Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

         (d)(3) Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Unisex) (VU-99(U)). Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

         (d)(4) Additional Insured Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(5) Children's Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(6) Accidental Death Benefit Agreement Rider. Incorporated herein by reference to Exhibit A5(d) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(7) Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement Rider. Incorporated herein by reference to Exhibit A5(e) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(8) Disability Waiver of Monthly Deduction Agreement Rider. Incorporated herein by reference to Exhibit A5(f) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(9) Guaranteed Continuation of Policy Agreement Rider. Incorporated herein by reference to Exhibit A5(g) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(10) Guaranteed Option to Increase Specified Amount Agreement Rider. Incorporated herein by reference to Exhibit A5(h) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(11) Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(i) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(12) Flexible Premium Adjustable Variable Life Insurance Policy (revised) (VU-94(S)). Incorporated herein by reference to Exhibit A5(j) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(13) Flexible Periodic Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(k) to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement filed on April 30, 1999 (Accession No. 0000950116-99-000880).

         (d)(14) Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(n) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

         (d)(15) Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(o) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

         (d)(16) Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(p) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

         (d)(17) Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(q) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

         (d)(18) Supplemental Exchange Agreement. Incorporated herein by reference to Exhibit A5(r) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

         (d)(19) Endorsement - Business Accounting Benefit (1707-01). Incorporated herein by reference to Exhibit A5(s) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No.
                  0000950116-99-000884).

         (d)(20) Endorsement - Cost of Insurance. Incorporated herein by reference to Exhibit A5(t) to Post-Effective Amendment No. 9 to the Form S-6 Registration Statement filed on May 3, 1999 (Accession No. 0000950116-99-000884).

         (d)(21)  Flexible Premium Adjustable Variable Life Insurance Policy (VU
                  - 01(S)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(u) to the Form S-6 Registration Statement filed on January 8, 2001 (Accession No. 0000950116-01-000034).

         (d)(22)  Flexible Premium Adjustable Variable Life Insurance Policy (VU
                  - 01(U)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(v) to the Form S-6 Registration Statement filed on January 8, 2001 (Accession No. 0000950116-01-000034).

         (d)(23) Rider Supplemental Term Insurance Agreement (SLT - 01(S)). Incorporated herein by reference to Exhibit A(5)(w) to the Form S-6 Registration Statement filed on January 8, 2001 (Accession No. 0000950116-01-000034).

         (d)(24) Rider Supplemental Term Insurance Agreement (SLT - 01(U)). Incorporated herein by reference to Exhibit A(5)(w) to the Form S-6 Registration Statement filed on January 8, 2001 (Accession No. 0000950116-01-000034).

         (d)(25) Overloan Protection Benefit Agreement. Incorporated herein by reference to Exhibit (d)(25) to Registrant's Registration Statement on Form N-6 (File No. 33-54662) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-05-001570) on April 29, 2005.

         (d)(26) Rider - Optional Guaranteed Minimum Withdrawal Benefit is filed herewith.

         (d)(27)  Rider - Accelerated Death Benefit Agreement is filed herewith.

         (e)(1) Application Form for Flexible Premium Adjustable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

         (e)(2) Supplemental Application Form for Flexible Premium Adjustable Variable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 30, 1999 (Accession No. 0000950116-99-000867).

         (f)(1) Charter of the Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(a) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998(Accession No. 0001036050-98-001504).

         (f)(2) By-laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998 (Accession No. 0001036050-98-001504).

         (g)      Not Applicable.

         (h)(1) Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Incorporated herein by reference to Exhibit 8(d) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998 (Accession No. 0001036050-98-001504).

         (h)(2) Form of Participation Agreement between The Penn Mutual Life Insurance Company and Variable Insurance Products Fund II. Incorporated herein by reference to Exhibit 8(e) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998 (Accession No. 0001036050-98-001504).

         (h)(3) Participation Agreement between The Penn Mutual Life Insurance Company and Morgan Stanley Universal Funds, Inc. (renamed The Universal Institutional Funds, Inc. effective May 1, 2000). Incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 22 to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 2-77283) filed on April 29, 1997 (Accession No. 0001021408-97-000161).

         (h)(4) Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit A(8)(a) to Post-Effective Amendment No. 12 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-87276) filed on April 19, 2002 (Accession No. 0000950116-02-000799).

         (h)(5) Form of Sales Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(1) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III (File No. 333-62811) filed on September 3, 1998 (Accession No. 0001036050-98-001504).

         (h)(6) Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust and The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 8(b)(2) to Post Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 33-87276) of Penn Mutual Variable Life Account I filed on April 29, 1996. (Accession No. 0000950109-96-002471).

         (h)(7) Amendment to Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(3) to Post-Effective Amendment No. 5 to this Form S-6 Registration Statement filed on April 30, 1997. (Accession No. 0000950109-97-003328).

         (i)      Not Applicable

         (j)      Not Applicable

         (k) Opinion and consent of Franklin L Best, Jr. Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance Company, dated April 16, 2001, as to the legality of the securities being registered. Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Penn Mutual Variable Life Account I (File No. 33-54662) filed on April 18, 2001 (Accession No. 0000950116-01-000677).

         (l)      Not Applicable

         (m)      Not Applicable

         (n)(1) Consent of PricewaterhouseCoopers LLC, Independent Registered Public Accounting Firm is filed herewith.

         (n)(2)   Consent of Morgan, Lewis & Bockius LLP is filed herewith.

         (o)      Not Applicable

         (p)      Not Applicable

         (q) Amended and Restated Memorandum describing issuance, transfer and redemption procedures. Incorporated herein by reference to Exhibit (q) to the Registrant's Registration Statement on Form N-6 (File No. 33-54662) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-05-001570) on April 29, 2005.

         (r) Powers of Attorney of the Board of Trustees of the Penn Mutual Life Insurance Company. Incorporated herein by reference to
                  Exhibit 5 to Registrant's Registration Statement on Form S-6 (File No. 33-87276) as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-01-500307) on June 1, 2001.

ITEM 28:  DIRECTORS AND OFFICERS OF THE DEPOSITOR

         The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account.

-------------------------------------------------------------------------------------------------------------------
NAME                                    POSITION AND OFFICES WITH DEPOSITOR
--------------------------------------- ---------------------------------------------------------------------------
Robert E. Chappell                      Chairman of the Board and Chief Executive Officer and Member of the Board
                                        of Trustees
--------------------------------------- ---------------------------------------------------------------------------

Daniel J. Toran                         President and Chief Operating Officer and Member of the Board of Trustees
--------------------------------------- ---------------------------------------------------------------------------

Peter J. Vogt                           Executive Vice President and Chief Financial Officer
--------------------------------------- ---------------------------------------------------------------------------

Terry A. Ramey                          Senior Vice President and Chief Information Officer
--------------------------------------- ---------------------------------------------------------------------------

Michael A. Biondolillo                  Executive Vice President and Chief Human Resource Officer
--------------------------------------- ---------------------------------------------------------------------------

Richard J. Miller                       Executive Vice President and Chief Marketing Officer
--------------------------------------- ---------------------------------------------------------------------------

N. Robert Lazarus                       Senior Vice President and Chief Compliance Officer
--------------------------------------- ---------------------------------------------------------------------------

Peter M. Sherman                        Executive Vice President and Chief Investment Officer
--------------------------------------- ---------------------------------------------------------------------------

Steven O. Miller                        Senior Vice President, Independence Financial Network
--------------------------------------- ---------------------------------------------------------------------------

Ralph L. Crews                          Senior Vice President, Career Agency System
--------------------------------------- ---------------------------------------------------------------------------

Frederick M. Rackovan                   Vice President, New Business
--------------------------------------- ---------------------------------------------------------------------------

Franklin L. Best, Jr.                   Managing Corporate Counsel and Secretary
--------------------------------------- ---------------------------------------------------------------------------

Susan T. Deakins                        Vice President and Chief Actuary
--------------------------------------- ---------------------------------------------------------------------------

Frank J. Howell                         Vice President, Broker Dealer Network
-------------------------------------------------------------------------------------------------------------------

         The business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA 19172.

ITEM 29: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

                                  PENN MUTUAL WHOLLY-OWNED SUBSIDIARIES


Corporation                             Principal Business                        State of Incorporation
-----------                             ------------------                        ----------------------
The Penn Insurance and Annuity Company  Life Insurance and Annuities              Delaware

Independence Capital Management, Inc.   Investment Adviser                        Pennsylvania

Penn Janney Fund, Inc.                  Investments                               Pennsylvania

INDEPENDENCE SQUARE PROPERTIES, LLC*    Holding Company                           Pennsylvania

The Pennsylvania Trust Company          Trust Company                             Pennsylvania

INDEPRO CORPORATION                     Real Estate Investment                    Delaware

HORNOR, TOWNSEND & KENT, INC.           Registered Broker-Dealer and Investment   Pennsylvania
                                        Adviser

ISP PARKER HUNTER                       Holding Company                           Delaware

* Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by ISP Parker Hunter, which is 100% owned by Penn Mutual.

                                   INDEPENDENCE SQUARE PROPERTIES, LLC
                                        WHOLLY-OWNED SUBSIDIARIES

Corporation                             Principal Business                        State of Incorporation
-----------                             ------------------                        ----------------------
WPI Investment Company                  Real Estate Investment                    Delaware

JANNEY MONTGOMERY SCOTT LLC             Registered Broker-Dealer and Investment   Delaware
                                        Adviser


                                           INDEPRO CORPORATION
                                        WHOLLY-OWNED SUBSIDIARIES

Corporation                             Principal Business                        State of Incorporation
-----------                             ------------------                        ----------------------
Indepro Property Fund I Corporation     Real Estate Investment                    Delaware

Indepro Property Fund II Corporation    Real Estate Investment                    Delaware


                                       JANNEY MONTGOMERY SCOTT LLC
                                        WHOLLY-OWNED SUBSIDIARIES

Corporation                             Principal Business                        State of Incorporation
-----------                             ------------------                        ----------------------

JMS Resources, Inc.                     Oil and Gas Development                   Pennsylvania

JMS Investor Services, Inc.             Insurance Sales                           Delaware

Parker/Hunter Incorporated              Registered Broker-Dealer                  Pennsylvania

Janney Montgomery Scott Insurance       Insurance Agents or Brokers               Massachusetts
Agency


                                      HORNOR, TOWNSEND & KENT, INC.
                                        WHOLLY-OWNED SUBSIDIARIES

Corporation                             Principal Business                        State of Incorporation
-----------                             ------------------                        ----------------------

Hornor, Townsend & Kent, Inc. of        Financial Services                        Delaware
Delaware, Inc.

Hornor, Townsend & Kent, Inc.           Insurance Agents or Brokers               Pennsylvania
Insurance Agency, Inc.

Hornor, Townsend & Kent, Inc.           Insurance Agents or Brokers               Texas
Insurance Agency of Texas, Inc.

Hornor, Townsend & Kent, Inc.           Insurance Agents or Brokers               Ohio
Insurance Agency of Ohio, Inc.


                                            ISP PARKER HUNTER
                                        WHOLLY-OWNED SUBSIDIARIES

Corporation                             Principal Business                        State of Incorporation
-----------                             ------------------                        ----------------------

Independence Square Properties, Inc.*   Holding Corporation                       Delaware

* Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by ISP Parker Hunter, which is 100% owned by Penn Mutual.

-------------
All subsidiaries listed above are included in the Registrant's consolidated financial statements.

ITEM 30. INDEMNIFICATION

         Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company ("Penn Mutual" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed as Exhibit 6(b) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III filed September 3, 1998 (File No. 33-62811).

         Pennsylvania law (15 Pa. C.S.A. ss.ss. 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

         Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31: PRINCIPAL UNDERWRITERS

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. - Directors and Officers

        Daniel J. Toran, Chairman of the Board
        Michael A. Biondolillo, Director
        Phillip P. D'Ambrisi, Director, Senior Vice President and Chief
          Operating Officer
        Richard J. Miller, Director, President and Chief Executive Officer
        Nina M. Mulrooney, Director, Senior Vice President, Internal Audit
        N. Robert Lazarus, Senior Vice President and Chief Compliance Officer Terry A. Ramey, Director
        Peter J. Vogt, Director
        Michelle A. Barry, Assistant Vice President, Sales Support & Advisory
          Services
        Franklin L. Best, Jr., Counsel and Secretary
        Joseph P. Carra, Director, HTK Commissions
        Robert L. Mainardi, Auditor
        Paul I. Martin, Director, Contracts, Licensing and Registration
        Nicole S. McCormack, Director, Operations
        Steven O. Miller, Senior Vice President, Independence Financial Network Roger Pacheco, Assistant Vice President, Quality Management/Surveillance Stacey N. Polakowski, Treasurer and Controller
        Nancy S. Rush, Vice President, Benefits and Risk Management
        Scott L. Simon, Director, Operation Control

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

                                          Net Underwriting
                                           Discounts and     Compensation on        Brokerage             Other
Name of Principal Underwriter               Commissions         Redemption         Commissions        Compensation
-----------------------------               -----------         ----------         -----------        ------------
Hornor, Townsend & Kent, Inc.                 $327,627              $0                  $0                 $0

ITEM 32: LOCATION OF ACCOUNTS AND RECORDS

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company
600 Dresher Road
Horsham, Pennsylvania  19044

ITEM 33: MANAGEMENT SERVICES

Not applicable.

ITEM 34: FEE REPRESENTATION

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania on this 25th day of April, 2006.

                               PENN MUTUAL VARIABLE LIFE ACCOUNT I
                                          (Registrant)


                               By: THE PENN MUTUAL LIFE INSURANCE COMPANY
                                             (Depositor)

                               By: /s/ Robert E. Chappell
                                   --------------------------------------
                                       Robert E. Chappell
                                       Chairman of the Board of Trustees
                                       And Chief Executive Officer

         As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 has been signed below by the following persons, in the capacities indicated, on the 25th day of April, 2006.

Signature                                   Title
---------                                   -----
/s/Robert E. Chappell                       Chairman of the Board of Trustees
---------------------                       and Chief Executive Officer
   Robert E. Chappell

/s/Peter J. Vogt                            Executive Vice President
---------------------                       and Chief Financial Officer
   Peter J. Vogt

*JULIA CHANG BLOCH                          Trustee

*EDWARD G. BOEHNE                           Trustee

*JOAN P. CARTER                             Trustee

*PHILIP E. LIPPINCOTT                       Trustee

*JOHN F. McCAUGHAN                          Trustee

*ALAN B. MILLER                             Trustee

*EDMOND F. NOTEBAERT                        Trustee

*ROBERT H. ROCK                             Trustee

*DANIEL J. TORAN                            Trustee

*By /s/ Robert E. Chappell
    -----------------------
      Robert E. Chappell, attorney-in-fact

                                  EXHIBIT INDEX

           (d)(26)   Rider - Optional Guaranteed Minimum Withdrawal Benefit.

           (d)(27)   Rider - Accelerated Death Benefit Agreement.

           (n)(1)    Consent of PricewaterhouseCoopers LLP.

           (n)(2)    Consent of Morgan, Lewis & Bockius LLP.